AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 23, 2009
‘33 Act File No. 2-73024
‘40 Act File No. 811-3213

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Post-Effective Amendment No. 124	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 125	☑
(Check appropriate box or boxes)
NATIONWIDE VARIABLE INSURANCE TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
1200 RIVER ROAD
CONSHOHOCKEN, PENNSYLVANIA 19428
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)
Registrant’s Telephone Number, including Area Code: (484) 530-1300
Send Copies of Communications to:

ALLAN J. OSTER, ESQ.	MS. BARBARA A. NUGENT, ESQ.
1200 RIVER ROAD, SUITE 1000	STRADLEY, RONON, STEVENS, &YOUNG LLP
CONSHOHOCKEN, PENNSYLVANIA 19428	2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)	PHILADELPHIA, PENNSYLVANIA 19103
It is proposed that this filing will become effective: (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)

☐	on [date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☑	on April 13, 2009 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Nationwide Variable Insurance Trust

Gartmore NVIT Worldwide Leaders Fund

Fund Prospectus

May  , 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

www.nationwidefunds.com

3	Section 1: Fund Summary, Performance and Management
Gartmore NVIT Worldwide Leaders Fund

7	Section 2: Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Valuation
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Short-Term Trading Fees
Distribution and Services Plans
Revenue Sharing

12	Section 3: Distributions and Taxes
Dividends and Distributions
Tax Status

13	Section 4: Multi-Manager Structure

14	Section 5: Financial Highlights

16	Appendix
Key Terms
Additional Information About Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings

1

This prospectus provides information about one fund (the “Fund”) offered by Nationwide Variable Insurance Trust (the “Trust”):

Gartmore NVIT Worldwide Leaders Fund

The following sections summarize key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

The Fund’s investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes:

Gartmore NVIT Worldwide Leaders Fund

•	Class I, Class II, Class III and Class VI

This prospectus provides information with respect to each of the classes offered by the Fund. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see Section 2, Investing with Nationwide Funds: Choosing a Share Class. Further information about the Fund, including its investment strategies and risks, is available in the Statement of Additional Information (“SAI”) which you may obtain as directed on the back page of this Prospectus.

The Fund employs a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA” or the “Adviser”), as the Fund’s investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 4, Multi-Manager Structure for more information.

2

Section 1    Gartmore NVIT Worldwide Leaders Fund

SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

WORLDWIDE LEADER is a company located anywhere in the world that the portfolio manager believes is well positioned to take advantage of growth opportunities in its industry. Worldwide Leaders include both:

•	companies that appear to offer long-term strategic growth opportunities because of their strong competitive advantage within key growth segments and
•	companies that appear to offer short-term tactical opportunities based on current circumstances.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by companies located throughout the world (including the U.S.) that the subadviser believes are, or have the potential to be, Worldwide Leaders. Some of the companies will be multi-national companies operating globally, while others will be located in, and primarily economically tied to, one country. Under normal conditions, the Fund invests in securities from at least three different countries. Under normal market conditions, the Fund will invest a significant portion of its net assets (at least 40% – unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

The Fund’s subadviser evaluates which industries appear to offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which their securities are traded. Proprietary research is conducted in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the subadviser seeks to pinpoint companies whose prospects appear different from the consensus.

The Fund also may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Fund may engage in active and frequent trading of portfolio securities.

The Fund is nondiversified, which means that it may invest a significant portion of its assets in the securities of a single or small number of companies. Typically, the Fund holds approximately 30-40 securities.

NFA has selected Gartmore Global Partners as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of, among other things:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Derivatives risk – the Fund may experience a significant loss or otherwise lose opportunities for gains if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Portfolio turnover – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

PLEASE SEE THE APPENDIX FOR ADDITIONAL INFORMATION ON THE FUND’S INVESTMENTS AND ASSOCIATED RISKS.

3

Section 1    Gartmore NVIT Worldwide Leaders Fund (cont.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns – Class I Shares

(years ended December 31)

Best Quarter:	%	- qtr. of
Worst Quarter:	%	- qtr. of

Average Annual Total Returns

As of December 31, 2008:

	1 YR	5 YRS	10 YRS[1]

Class I Shares[2]	%	%	%

Class II Shares[3]	%	%	%

Class III Shares[3]	%	%	%

Class VI Shares[3]	%	%	%

MSCI World Index[4]	%	%	%

1	Until May 1, 2000, the Fund was managed as a global equity fund using a strategy involving greater portfolio diversification than that presently employed. Performance prior to May 1, 2000 represents this earlier strategy.

2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

3	Returns until the first offering of Class II shares (December 31, 2005), Class III shares (May 2, 2003) and Class VI shares (May , 2009) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II shares, Class III shares and Class VI shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. The annual returns of Class II and Class VI shares have been restated to reflect the additional fees applicable to such classes and therefore are lower than the returns of Class I shares. Returns for Class III and Class VI shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See Section 2, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

4	The MSCI World Index is an unmanaged, market capitalization-weighted index that measures the performance of global developed-market equities. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4

Section 1    Gartmore NVIT Worldwide Leaders Fund (cont.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class I	Class II	Class III	Class VI

Shareholder Fees (paid directly from your investment)[1]	None	None	None	None

Short-Term Trading Fee (as a percentage of amount redeemed)[2]	None	None	1.00%	1.00%

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees[3]	0.80%	0.80%	0.80%	0.80%

Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%

Other Expenses[4]	%	%	%	%

TOTAL ANNUAL FUND OPERATING EXPENSES[5]	%	%	%	%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III or Class VI shares redeemed or exchanged within 60 days after the date they were acquired except as described in Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

3	Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on January 16, 2009. Under no circumstances, during a six-month transition period, as described on page 6, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

4	Class I, Class II, Class III and Class VI shares are subject to fees pursuant to an Administrative Services Plan, which are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. “Other Expenses” reflect the maximum permitted administrative services fee of 0.25%, although the actual amount paid often is less. For the fiscal year ended December 31, 2008, administrative services fees paid were %, % and % for Class I, Class II and Class III shares, respectively. Assuming these amounts continue unchanged during the current fiscal year, total annual fund operating expenses actually would be %, % and % for Class I, Class II and Class III shares, respectively. Class VI shares were not offered during the fiscal year ended December 31, 2008.

5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.05% for all share classes until at least April 30, 2010. This limit excludes certain Fund expenses, including interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. [Currently, all share classes are operating below the expense limit.]

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to Class III and Class VI shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III or Class VI shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR	3 YRS	5 YRS	10 YRS

Class I Shares	$	$	$	$

Class II Shares	$	$	$	$

Class III Shares	$	$	$	$

Class VI Shares	$	$	$	$

INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA

5

Section 1    Gartmore NVIT Worldwide Leaders Fund (cont.)

was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GARTMORE GLOBAL PARTNERS (“GGP”) is the subadviser for the Fund and is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP’s management and executive teams and a number of employees.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2009 to June 30, 2009.

MANAGEMENT FEES

The Fund pays NFA an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

Fund	Assets	Fee
Gartmore NVIT Worldwide Leaders Fund	$0 up to $50 million	0.80%

	$50 million and more	0.75%

Until the effective date of this prospectus, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the MSCI World Index. The actual management fee paid by the Fund for the fiscal year ended December 31, 2008, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was     %. NFA pays GGP a subadvisory fee from the management fee it receives.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect upon the effective date of this prospectus. In eliminating the performance-based fee structure, the Adviser is subject to a six-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount the Adviser would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, the Adviser will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

For further information regarding the previous performance-based fee structure, including the methodology of the calculation of the performance-based fee, please refer to (i) the previously effective prospectus of the Fund dated May 1, 2008, which was filed on the Securities and Exchange Commission’s (“SEC”) EDGAR database on April 14, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008001065/n48420e485bpos.htm and (ii) the previously effective SAI of the Fund dated December 1, 2008, which was filed on the SEC’s EDGAR database on November 26, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008003096/n66778be485bpos.htm.

PORTFOLIO MANAGEMENT

Neil Rogan is responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments. Mr. Rogan joined GGP in September 1997 as head of Asia Pacific Equities and has managed the Fund since January 12, 2001. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, U.S. and Global Equities management teams. In January 2001, Mr. Rogan accepted responsibility for the Global Equity Team.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, if any.

6

SECTION 2    Investing with Nationwide Funds

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a short-term trading fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold to separate accounts of:

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”)
•	Nationwide Life and Annuity Company of American (formerly Provident Mutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

In calculating the NAV for the NVIT Money Market Fund and the NVIT Money Market Fund II, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day

•	Other days when the Exchange is closed.

7

SECTION 2    Investing with Nationwide Funds (cont.)

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares (other than shares of the NVIT Money Market Fund II) is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

8

SECTION 2    Investing with Nationwide Funds (cont.)

EXCESSIVE OR SHORT-TERM TRADING

The Funds (except the NVIT Money Market Fund II) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds (except the NVIT Money Market Fund II) and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated short-term trading fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund (except the NVIT Money Market Fund II) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund (except the NVIT Money Market Fund II) has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund (except the NVIT Money Market Fund II) has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and
•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted short-term trading fees in

9

SECTION 2    Investing with Nationwide Funds (cont.)

an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often makes payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its

10

SECTION 2    Investing with Nationwide Funds (cont.)

own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

11

SECTION 3     Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund’s shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

12

Section 4    Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

13

Section 5    Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by          , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

14

Section 5    Gartmore NVIT Worldwide Leaders Fund Financial Highlights

		Investment Activities			Distributions				Ratios/Supplemental Data
													Ratio of Net
											Ratio of Net	Ratio of	Investment
			Net						Net		Investment	Expenses	Income
Selected Data for a	Net Asset	Net	Realized and				Net Asset		Assets at	Ratio of	Income	(Prior to	(Prior to
Share of Capital Stock	Value,	Investment	Unrealized	Total from	Net		Value,		End of	Expenses to	(Loss) to	Reimbursements)	Reimbursements)
Outstanding Throughout	Beginning of	Income	Gains on	Investment	Investment	Total	End of	Total	Period	Average	Average	to Average	to Average	Portfolio
the Periods Indicated	Period	(Loss)	Investments	Activities	Income	Distributions	Period	Return (a)	(000s)	Net Assets (b)	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class I Shares
Year ended December 31, 2004	$9.32	0.09	1.37	1.46	—	—	$10.78	15.67%	$28,776	1.25%	0.95%	(e)	(e)	452.01%
Year ended December 31, 2005	$10.78	0.01	2.04	2.05	(0.10)	(0.10)	$12.73	19.34%	$29,173	1.29%	0.18%	(e)	(e)	360.00%
Year ended December 31, 2006	$12.73	0.13	3.16	3.29	(0.12)	(0.12)	$15.90	25.88%	$29,403	1.21%	0.96%	(e)	(e)	269.37%
Year ended December 31, 2007	$15.90	0.06	3.10	3.16	(0.07)	(0.07)	$18.99	19.90%	$28,659	1.30%	0.33%	1.30%	0.33%	270.07%
Year ended December 31, 2008	$—	—	—	—	—	—	$—%		$—%		%	%	%	%

Class III Shares
Year ended December 31, 2004	$9.32	0.09	1.37	1.46	—	—	$10.78	15.67%	$7,376	1.25%	0.94%	(e)	(e)	452.01%
Year ended December 31, 2005	$10.78	0.01	2.04	2.05	(0.10)	(0.10)	$12.73	19.34%	$16,198	1.29%	0.13%	(e)	(e)	360.00%
Year ended December 31, 2006	$12.73	0.12	3.16	3.28	(0.12)	(0.12)	$15.89	25.81%	$23,155	1.20%	0.93%	(e)	(e)	269.37%
Year ended December 31, 2007	$15.89	0.08	3.09	3.17	(0.08)	(0.08)	$18.98	19.94%	$26,077	1.26%	0.43%	1.26%	0.43%	270.07%
Year ended December 31, 2008	$—	—	—	—	—	—	$—%		$—%		%	%	%	%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.

15

Appendix

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

Derivative – a contract or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Equity securities – securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

CURRENCY RISK – securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

DEPOSITARY RECEIPTS – the Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	the Fund may suffer disproportionately heavy losses relative to the amount invested and

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EMERGING MARKETS RISK – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

FOREIGN CUSTODY RISK – the Fund invests in foreign securities and may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.

FOREIGN SECURITIES RISK – the Fund may invest in foreign securities, which may be more volatile, harder to

16

Appendix (cont.)

price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

LIQUIDITY RISK – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

PORTFOLIO TURNOVER – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

PREFERRED STOCK – the Fund may invest in preferred stock, a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REPURCHASE AGREEMENTS – the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING – the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund’s returns or manage its risks.

SELECTION RISK – the Fund’s portfolio manager may select securities that underperform the stock market, the Fund’s benchmark or other funds with similar investment objectives and strategies.

STOCK MARKET RISK – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and

17

Appendix (cont.)

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly and
•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

WARRANTS – the Fund may invest in equity securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

18

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

The Trust’s Investment Company Act File No.: 811-3213

The Nationwide framemark is a federally registered service mark of
Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

Nationwide Variable Insurance Trust

NVIT Health Sciences Fund

Fund Prospectus

May   , 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

www.nationwidefunds.com

3	Section 1: Fund Summary, Performance and Management
NVIT Health Sciences Fund

8	Section 2: Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Valuation
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Short-Term Trading Fees
Distribution and Services Plans
Revenue Sharing

13	Section 3: Distributions and Taxes
Dividends and Distributions
Tax Status

14	Section 4: Multi-Manager Structure

15	Section 5: Financial Highlights

17	Appendix
Key Terms
Additional Information About Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings

1

This prospectus provides information about one fund (the “Fund”) offered by Nationwide Variable Insurance Trust (the “Trust”):

NVIT Health Sciences Fund

The following sections summarize key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

The Fund’s investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes:

NVIT Health Sciences Fund

•	Class I, Class II, Class III, and Class VI

This prospectus provides information with respect to each of the classes offered by the Fund. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see Section 2, Investing with Nationwide Funds: Choosing a Share Class. Further information about the Fund, including its investment strategies and risks, is available in the Statement of Additional Information (“SAI”) which you may obtain as directed on the back page of this Prospectus.

The Fund employs a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA” or the “Adviser”), as the Fund’s investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 4, Multi-Manager Structure for more information.

2

Section 1    NVIT Health Sciences Fund

SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

A health sciences company is one that focuses on maintaining or improving one’s quality of life through research, development and/or distribution of products or services related to medicine, pharmaceuticals or personal health care.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and/or foreign companies (including those located in emerging market countries) with business operations in or related to health sciences. The Fund may engage in active and frequent trading of portfolio securities.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from health sciences. The Fund is nondiversified and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

•	biotechnology;
•	health care;
•	medical services and devices;
•	medical supplies and
•	pharmaceuticals.

In analyzing specific companies for possible investment, the Fund’s subadviser ordinarily looks for several of the following characteristics:

•	above-average per share earnings growth;
•	evidence of positive fundamental change;
•	high return on invested capital;
•	a healthy balance sheet;
•	sound financial and accounting policies and overall financial strength;
•	strong competitive advantages;
•	effective research, product development and marketing;
•	strong management and
•	general operating characteristics that enable the company to compete successfully.

The Fund may invest in health sciences companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth.

The subadviser considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

NFA has selected Aberdeen Asset Management Inc. (“Aberdeen”) as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of, among other things:

Concentration/Sector risk – investing 25% or more of the Fund’s total assets in a select group of companies in health sciences industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Small- and mid-cap securities risk – in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small- and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small- or mid-cap company may lose substantial value. Investing in small- and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

3

Section 1    NVIT Health Sciences Fund (cont.)

Portfolio turnover – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

PLEASE SEE THE APPENDIX FOR ADDITIONAL INFORMATION ON THE FUND’S INVESTMENTS AND ASSOCIATED RISKS.

4

Section 1    NVIT Health Sciences Fund (cont.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns – Class III Shares

(years ended December 31)

Best Quarter:	%	- qtr. of 200
Worst Quarter:	%	- qtr. of 200

Average Annual Total Returns

As of December 31, 2008:

SINCE
	1 YR	5 YRS	INCEPTION[1]

Class I Shares[2]	%	%	%

Class II Shares[3]	%	%	%

Class III Shares[4]	%	%	%

Class VI Shares[5]	%	%	%

GS Healthcare Index[6]	%	%	%

1	The Fund commenced operations on December 29, 2000. Effective October 1, 2007, Aberdeen became subadviser to the Fund which previously had been managed directly by NFA.

2	Returns for Class I shares from December 29, 2001 until May 5, 2002 are based on Class III share performance because no Class I shares were outstanding during that period.

3	Returns until the first offering of Class II shares (March 28, 2003) are based on the previous performance of Class I shares from December 29, 2001 to March 28, 2003 and on the previous performance of Class III shares prior to that. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. Returns for Class II shares have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I and Class III shares.

4	Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 2, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

5	Returns until the first offering of Class VI shares (April 28, 2004) are based on the previous performance of Class I shares from December 29, 2001 to April 28, 2004 and the previous performance of Class III shares prior to that. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class VI shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. Returns for Class VI shares have been restated to reflect the additional fees applicable to Class VI shares and are therefore lower than Class I shares. Additionally, returns for Class VI shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class VI shares would have been lower. See Section 2, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

6	The Goldman Sachs (GS) Healthcare Index is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the healthcare sector. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

7	The index reports on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 2000.

5

Section 1    NVIT Health Sciences Fund (cont.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class I	Class II	Class III	Class VI

Shareholder Fees (paid directly from your investment)[1]	None	None	None	None

Short-Term Trading Fee (as a percentage of amount redeemed)[2]	None	None	1.00%	1.00%

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees[3]	0.80%	0.80%	0.80%	0.80%

Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%

Other Expenses[4]	%	%	%	%

TOTAL ANNUAL FUND OPERATING EXPENSES[5]	%	%	%	%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III or Class VI shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

3	Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on January 16, 2009. Under no circumstances, during a six-month transition period, as described on page 7, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

4	Class I, Class II, Class III and Class VI shares are subject to fees pursuant to an Administrative Services Plan, which are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. “Other Expenses” reflect the maximum permitted administrative services fee of 0.25%, although the actual amount paid often is less. For the fiscal year ended December 31, 2008, administrative services fees paid were %, %, % and % for Class I, Class II, Class III and Class VI shares, respectively. Assuming these amounts continue unchanged during the current fiscal year, total annual fund operating expenses actually would be %, %, % and % for Class I, Class II, Class III and Class VI shares, respectively.

5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.05% for all share classes until at least April 30, 2010. This limit excludes certain Fund expenses, including interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. [Currently, all share classes are operating below the expense limit.]

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to the Class III and Class VI shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III and Class VI shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR	3 YRS	5 YRS	10 YRS

Class I Shares	$	$	$	$

Class II Shares	$	$	$	$

Class III Shares	$	$	$	$

Class VI Shares	$	$	$	$

INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for

6

Section 1    NVIT Health Sciences Fund (cont.)

mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”) is the subadviser for the Fund and is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen, formed in 1993, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2009 to June 30, 2009.

MANAGEMENT FEES

The Fund pays NFA an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

FUND	ASSETS	FEE

NVIT Health Sciences Fund	$0 up to $500 million	0.80%

	$500 million up to $2 billion	0.75%

	$2 billion and more	0.70%

Until the effective date of this prospectus, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the Goldman Sachs Healthcare Index. The actual management fee paid by the Fund for the fiscal year ended December 31, 2008, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was     %. NFA pays Aberdeen a subadvisory fee from the management fee it receives.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect upon the effective date of this prospectus. In eliminating the performance-based fee structure, the Adviser is subject to a six-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount the Adviser would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, the Adviser will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

For further information regarding the previous performance-based fee structure, including the methodology of the calculation of the performance-based fee, please refer to (i) the previously effective prospectus of the Fund dated May 1, 2008, which was filed on the Securities and Exchange Commission’s (“SEC”) EDGAR database on April 14, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008001065/n48420e485bpos.htm and (ii) the previously effective SAI of the Fund dated December 1, 2008, which was filed on the SEC’s EDGAR database on November 26, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008003096/n66778be485bpos.htm.

PORTFOLIO MANAGEMENT

Douglas Burtnick, CFA, is responsible for the day-to-day management of the Fund and the selection of the Fund’s investments, and has managed the Fund since November 2006.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since May 2002.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, if any.

7

SECTION 2    Investing with Nationwide Funds

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a short-term trading fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold to separate accounts of:

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”)
•	Nationwide Life and Annuity Company of American (formerly Provident Mutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

In calculating the NAV for the NVIT Money Market Fund and the NVIT Money Market Fund II, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day

•	Other days when the Exchange is closed.

8

SECTION 2    Investing with Nationwide Funds (cont.)

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares (other than shares of the NVIT Money Market Fund II) is engaged in excessive trading, or if the amount of the redemption request otherwise would

9

SECTION 2    Investing with Nationwide Funds (cont.)

be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds (except the NVIT Money Market Fund II) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds (except the NVIT Money Market Fund II) and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated short-term trading fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund (except the NVIT Money Market Fund II) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund (except the NVIT Money Market Fund II) has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund (except the NVIT Money Market Fund II) has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and
•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

10

SECTION 2    Investing with Nationwide Funds (cont.)

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often makes payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of

11

SECTION 2    Investing with Nationwide Funds (cont.)

shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

12

SECTION 3     Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund’s shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

13

Section 4    Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

14

Section 5    Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by          , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

15

Section 5    NVIT Health Sciences Fund Financial Highlights

		Investment Activities			Distributions						Ratios/Supplemental Data
															Ratio of Net
													Ratio of Net	Ratio of	Investment
			Net								Net		Investment	Expenses	Income (Loss)
Selected Data for a	Net Asset	Net	Realized and						Net Asset		Assets at	Ratio of	Income	(Prior to	(Prior to
Share of Capital Stock	Value,	Investment	Unrealized	Total from	Net	Net			Value,		End of	Expenses to	(Loss) to	Reimbursements)	Reimbursements)
Outstanding Throughout	Beginning of	Income	Gains on	Investment	Investment	Realized	Total	Redemption	End of	Total	Period	Average	Average	to Average	to Average	Portfolio
the Periods Indicated	Period	(Loss)	Investments	Activities	Income	Gains	Distributions	Fees	Period	Return (a)	(000s)	Net Assets (b)	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class I Shares
Year ended December 31, 2004	$9.96	(0.03)	0.80	0.77	—	(0.05)	(0.05)	0.01	$10.69	7.86%	$7,910	1.26%	(0.28)%	(e)	(e)	424.94%
Year ended December 31, 2005	$10.69	(0.03)	0.92	0.89	—	(1.24)	(1.24)	—	$10.34	8.44%	$7,747	1.26%	(0.22)%	(e)	(e)	366.90%
Year ended December 31, 2006	$10.34	0.03	0.25	0.28	—	—	—	—	$10.62	2.71%	$6,626	1.19%	0.24%	(e)	(e)	243.33%
Year ended December 31, 2007	$10.62	0.01	1.37	1.38	(0.01)	(0.22)	(0.23)	—	$11.77	13.16%	$6,774	1.20%	0.11%	1.20%	0.11%	116.00%
Year ended December 31, 2008	$—	—	—	—	—	—	—	—	$—%		%	%	%	%	%	%

Class II Shares
Year ended December 31, 2004	$9.95	(0.06)	0.80	0.74	—	(0.05)	(0.05)	0.01	$10.65	7.56%	$3,208	1.50%	(0.54)%	(e)	(e)	424.94%
Year ended December 31, 2005	$10.65	(0.05)	0.91	0.86	—	(1.24)	(1.24)	—	$10.27	8.19%	$2,567	1.51%	(0.47)%	(e)	(e)	366.90%
Year ended December 31, 2006	$10.27	(0.01)	0.26	0.25	—	—	—	—	$10.52	2.43%	$2,296	1.44%	(0.05)%		(e)	243.33%
Year ended December 31, 2007	$10.52	(0.02)	1.36	1.34	—(f)	(0.22)	(0.22)	—	$11.64	12.92%	$2,178	1.46%	(0.16)%	1.46%	(0.16)%	116.00%
Year ended December 31, 2008	$—	—	—	—	—	—	—	—	$—%		%	%	%	%	%	%

Class III Shares
Year ended December 31, 2004	$9.98	(0.03)	0.80	0.77	—	(0.05)	(0.05)	0.01	$10.71	7.84%	$39,723	1.26%	(0.29)%	(e)	(e)	424.94%
Year ended December 31, 2005	$10.71	(0.02)	0.91	0.89	—	(1.24)	(1.24)	—	$10.36	8.42%	$45,169	1.25%	(0.24)%	(e)	(e)	366.90%
Year ended December 31, 2006	$10.36	0.02	0.26	0.28	—	—	—	—	$10.64	2.70%	$37,921	1.19%	0.19%	(e)	(e)	243.33%
Year ended December 31, 2007	$10.64	0.01	1.38	1.39	(0.01)	(0.22)	(0.23)	—	$11.80	13.23%	$33,448	1.20%	0.11%	1.20%	0.11%	116.00%
Year ended December 31, 2008	$—	—	—	—	—	—	—	—	$—%		%	%	%	%	%	%

Class VI Shares
Period ended December 31, 2004 (g)	$10.70	(0.02)	0.02	—	—	—	—	0.01	$10.71	0.09%	$4,981	1.35%	(0.36)%	(e)	(e)	424.94%
Year ended December 31, 2005	$10.71	(0.03)	0.90	0.87	—	(1.24)	(1.24)	—	$10.34	8.23%	$10,292	1.42%	(0.43)%	(e)	(e)	366.90%
Year ended December 31, 2006	$10.34	—	0.25	0.25	—	—	—	—	$10.59	2.42%	$12,183	1.43%	(0.04)%	(e)	(e)	243.33%
Year ended December 31, 2007	$10.59	(0.01)	1.37	1.36	(0.01)	(0.22)	(0.23)	—	$11.72	12.98%	$15,176	1.44%	(0.14)%	1.44%	(0.14)%	116.00%
Year ended December 31, 2008	$—	—	—	—	—	—	—	—	$—%		%	%	%	%	%	%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.

(f)	The amount is less than $0.005 per share.

(g)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

16

Appendix

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

Emerging market countries – developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities – securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

Large-cap companies – companies that have market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $      million to $      billion as of          , 2009.

Mid-cap companies – companies that have market capitalizations similar to those of companies included in the Russell Midcap Index, ranging from $      million to $      billion as of          , 2009.

Small-cap companies – companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $      million to $      billion as of          , 2009.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

COMMODITY-LINKED DERIVATIVES – allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

CONVERTIBLE SECURITIES – the Fund may invest in convertible securities which generally are debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

CURRENCY RISK – securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

DEPOSITARY RECEIPTS – the Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

17

Appendix (cont.)

•	the Fund may suffer disproportionately heavy losses relative to the amount invested and

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EMERGING MARKETS RISK – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

EQUITY INTERESTS IN FOREIGN INVESTMENT FUNDS OR TRUSTS – the Fund may gain market exposure to certain countries by purchasing shares of investment companies that in turn invest in the securities of these countries.

FOREIGN CUSTODY RISK – the Fund invests in foreign securities and may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.

FOREIGN SECURITIES RISK – the Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

LIQUIDITY RISK – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

PORTFOLIO TURNOVER – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

PREFERRED STOCK – the Fund may invest in preferred stock, a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or

18

Appendix (cont.)

deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REPURCHASE AGREEMENTS – the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING – the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund’s returns or manage its risks.

SELECTION RISK – the Fund’s portfolio manager may select securities that underperform the stock market, the Fund’s benchmark or other funds with similar investment objectives and strategies.

STOCK MARKET RISK – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly and
•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

WARRANTS – the Fund may invest in equity securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

19

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

The Trust’s Investment Company Act File No.: 811-3213

The Nationwide framemark is a federally registered service mark of
Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

Nationwide Variable Insurance Trust

NVIT U.S. Growth Leaders Fund

Fund Prospectus

May      , 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

www.nationwidefunds.com

3	Section 1: Fund Summary, Performance and Management
NVIT U.S. Growth Leaders Fund

7	Section 2: Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Valuation
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Short-Term Trading Fees
Distribution and Services Plans
Revenue Sharing

12	Section 3: Distributions and Taxes
Dividends and Distributions
Tax Status

13	Section 4: Multi-Manager Structure

14	Section 5: Financial Highlights

16	Appendix
Key Terms
Additional Information About Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings

1

This prospectus provides information about one fund (the “Fund”) offered by Nationwide Variable Insurance Trust (the “Trust”):

NVIT U.S. Growth Leaders Fund

The following sections summarize key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

The Fund’s investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes:

NVIT U.S. Growth Leaders Fund

•	Class I, Class II, and Class III

This prospectus provides information with respect to each of the classes offered by the Fund. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see Section 2, Investing with Nationwide Funds: Choosing a Share Class. Further information about the Fund, including its investment strategies and risks, is available in the Statement of Additional Information (“SAI”) which you may obtain as directed on the back page of this Prospectus.

The Fund employs a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA” or the “Adviser”), as the Fund’s investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 4, Multi-Manager Structure for more information.

2

Section 1    NVIT U.S. Growth Leaders Fund

SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term growth.

U.S. Growth Leader is a U.S. company that the subadviser believes has a strong and improving franchise capable of taking advantage of growth opportunities. Because these companies appear to have high growth potential and reputations for quality management and superior products and services, the subadviser believes they will become dominant in their industries. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States, or if its stock trades primarily in the United States.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. Growth Leaders. The Fund typically focuses its investments in a core group of 25 to 35 common stocks of companies of any size, including small- and mid-cap companies, whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the subadviser is accumulating new positions, selling existing positions, or responding to exceptional market conditions. The Fund may engage in active and frequent trading of portfolio securities.

The Fund is nondiversified, which means that it may invest a significant portion of its assets in the securities of a single or small number of companies. The Fund will invest 25% or more of its net assets in a group of companies in software and related technology industries.

The subadviser considers selling a company’s security if:

•	it appears unlikely that earnings expectations will be met;
•	the price of the security is or becomes overvalued;
•	the outlook of the company’s earnings growth becomes less attractive and/or
•	more favorable opportunities are identified.

NFA has selected Aberdeen Asset Management Inc. (“Aberdeen”) as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of, among other things:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund’s performance may suffer and underperform other equity funds that use different investing styles.

Small- and mid-cap securities risk – in general, stocks of small- and mid-cap companies may trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small-and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small- or mid-cap company may lose substantial value. Investing in small- and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Concentration risk – investing 25% or more of the Fund’s total assets in a select group of companies in software and related technology industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

Portfolio turnover – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

PLEASE SEE THE APPENDIX FOR ADDITIONAL INFORMATION ON THE FUND’S INVESTMENTS AND ASSOCIATED RISKS.

3

Section 1    NVIT U.S. Growth Leaders Fund (cont.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns – Class III Shares

(years ended December 31)

Best Quarter:	%	- qtr. of 200
Worst Quarter:	%	- qtr. of 200

Average Annual Total Returns

As of December 31, 2008:

SINCE
	1 YR	5 YRS	INCEPTION[1]

Class I Shares[2]	%	%	%

Class II Shares[2]	%	%	%

Class III Shares[3]	%	%	%

S&P 500® Index[4]	%	%	%

1	The Fund commenced operations on December 31, 2001. Effective October 1, 2007, Aberdeen became subadviser to the Fund which previously had been managed directly by NFA.

2	Returns until the first offering of Class I shares (June 3, 2002) and Class II shares (March 21, 2003) are based on the previous performance of Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I and Class II shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Returns for Class II shares have been restated to reflect the additional fees applicable to such class and therefore are lower than those of Class I shares.

3	Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual return for Class III shares would have been lower. See Section 2, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

4	The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4

Section 1    NVIT U.S. Growth Leaders Fund (cont.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class I	Class II	Class III

Shareholder Fees (paid directly from your investment)[1]	None	None	None

Short-Term Trading Fee (as a percentage of amount redeemed)[2]	None	None	1.00%

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees[3]	0.68%	0.68%	0.68%

Distribution and/or Service (12b-1) Fees	None	0.25%	None

Other Expenses[4]	%	%	%

TOTAL ANNUAL FUND OPERATING EXPENSES[5]	%	%	%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired except as described in Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

3	Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on January 16, 2009. Under no circumstances, during an eighteen-month transition period, as described on page 6, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

4	Class I, Class II and Class III shares are subject to fees pursuant to an Administrative Services Plan, which are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. “Other Expenses” reflect the maximum permitted administrative services fee of 0.25%, although the actual amount paid often is less. For the fiscal year ended December 31, 2008, administrative services fees paid were %, %, and % for Class I, Class II and Class III shares, respectively. Assuming these amounts continue unchanged during the current fiscal year, total annual fund operating expenses actually would be %, % and % for Class I, Class II and Class III shares, respectively.

5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.93% for all share classes until at least April 30, 2010. This limit excludes certain Fund expenses, including interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. [Currently, all share classes are operating below the expense limit.]

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR	3 YRS	5 YRS	10 YRS

Class I Shares	$	$	$	$

Class II Shares	$	$	$	$

Class III Shares	$	$	$	$

INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

5

Section 1    NVIT U.S. Growth Leaders Fund (cont.)

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”) is the subadviser for the Fund and is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen, formed in 1993, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2009 to June 30, 2009.

MANAGEMENT FEES

The Fund pays NFA an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

Fund	Assets	Fee

NVIT U.S. Growth Leaders Fund	$0 up to $500 million	0.68%
	$500 million up to $2 billion	0.62%
	$2 billion and more	0.59%

Until the effective date of this prospectus, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the S&P 500® Index. The actual management fee paid by the Fund for the fiscal year ended December 31, 2008, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was     %. NFA pays Aberdeen a subadvisory fee from the management fee it receives.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect upon the effective date of this prospectus. In eliminating the performance-based fee structure, the Adviser is subject to an eighteen-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount the Adviser would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, the Adviser will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

For further information regarding the previous performance-based fee structure, including the methodology of the calculation of the performance-based fee, please refer to (i) the previously effective prospectus of the Fund dated May 1, 2008, which was filed on the Securities and Exchange Commission’s (“SEC”) EDGAR database on April 14, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008001065/n48420e485bpos.htm and (ii) the previously effective SAI of the Fund dated December 1, 2008, which was filed on the SEC’s EDGAR database on November 26, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008003096/n66778be485bpos.htm.

PORTFOLIO MANAGEMENT

Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are jointly responsible for the day-today management of the Fund, including the selection of the Fund’s investments.

Mr. Baggini joined Aberdeen in October 2007. Prior to that, Mr. Baggini was a portfolio manager employed by NFA since March 2000.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, Mr. Burtnick was a portfolio manager employed by NFA since May 2002.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

6

SECTION 2    Investing with Nationwide Funds

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a short-term trading fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold to separate accounts of:

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”)
•	Nationwide Life and Annuity Company of American (formerly Provident Mutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

In calculating the NAV for the NVIT Money Market Fund and the NVIT Money Market Fund II, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day

•	Other days when the Exchange is closed.

7

SECTION 2    Investing with Nationwide Funds (cont.)

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares (other than shares of the NVIT Money Market Fund II) is engaged in excessive trading, or if the amount of the redemption request otherwise would

8

SECTION 2    Investing with Nationwide Funds (cont.)

be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds (except the NVIT Money Market Fund II) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds (except the NVIT Money Market Fund II) and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated short-term trading fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund (except the NVIT Money Market Fund II) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund (except the NVIT Money Market Fund II) has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund (except the NVIT Money Market Fund II) has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and
•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

9

SECTION 2    Investing with Nationwide Funds (cont.)

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often makes payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of

10

SECTION 2    Investing with Nationwide Funds (cont.)

shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

11

SECTION 3     Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund’s shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

12

Section 4    Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

13

Section 5    Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by          , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

14

Section 5    NVIT U.S. Growth Leaders Fund Financial Highlights

		Investment Activities			Distributions							Ratios/Supplemental Data
																Ratio of Net
			Net											Ratio of Net	Ratio of	Investment
			Realized and									Net		Investment	Expenses	Income (Loss)
Selected Data for a	Net Asset	Net	Unrealized							Net Asset		Assets at	Ratio of	Income	(Prior to	(Prior to
Share of Capital Stock	Value,	Investment	Gains	Total from	Net	Net				Value,		End of	Expenses to	(Loss) to	Reimbursements)	Reimbursements)
Outstanding Throughout	Beginning of	Income	(Losses) on	Investment	Investment	Realized	Return	Total	Redemption	End of	Total	Period	Average	Average	to Average	to Average	Portfolio
the Periods Indicated	Period	(Loss)	Investments	Activities	Income	Gains	of Capital	Distributions	Fees	Period	Return (a)	(000s)	Net Assets (b)	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class I Shares
Year ended December 31, 2004	$10.74	(0.08)	1.36	1.28	—	(0.46)	—	(0.46)	—	$11.56	12.41%	$6,369	1.29%	(0.77)%	(e)	(e)	520.00%
Year ended December 31, 2005	$11.56	(0.02)	1.32	1.30	—	(2.06)	—	(2.06)	—	$10.80	11.96%	$10,783	1.17%	(0.39)%	(e)	(e)	447.55%
Year ended December 31, 2006	$10.80	0.02	(0.08)	(0.06)	(0.02)	(0.18)	(0.01)	(0.21)	—	$10.53	(0.29)%(f)	$11,510	1.21%(g)	0.26%(g)	(e)	(e)	382.64%
Year ended December 31, 2007	$10.53	(0.05)	2.43	2.38	—	—	—	—	—	$12.91	22.49%	$14,894	1.17%	(0.46)%	1.17%	(0.46)%	344.07%
Year ended December 31, 2008

Class II Shares
Year ended December 31, 2004	$10.76	(0.08)	1.33	1.25	—	(0.46)	—	(0.46)	—	$11.55	12.10%	$10,593	1.53%	(1.03)%	(e)	(e)	520.00%
Year ended December 31, 2005	$11.55	(0.04)	1.31	1.27	—	(2.06)	—	(2.06)	—	$10.76	11.70%	$19,067	1.41%	(0.63)%	(e)	(e)	447.55%
Year ended December 31, 2006	$10.76	—(h)	(0.07)	(0.07)	(0.01)	(0.18)	(0.01)	(0.20)	—	$10.49	(0.50)%(f)	$19,777	1.46%(g)	0.02%(g)	(e)	(e)	382.64%
Year ended December 31, 2007	$10.49	(0.08)	2.40	2.32	—	—	—	—	—	$12.81	22.12%	$23,229	1.43%	(0.72)%	1.43%	(0.72)%	344.07%
Year ended December 31, 2008

Class III Shares
Year ended December 31, 2004	$10.79	(0.11)	1.40	1.29	—	(0.46)	—	(0.46)	—	$11.62	12.45%	$33,158	1.29%	(0.77)%	(e)	(e)	520.00%
Year ended December 31, 2005	$11.62	(0.03)	1.33	1.30	—	(2.06)	—	(2.06)	—	$10.86	11.99%	$37,556	1.17%	(0.38)%	(e)	(e)	447.55%
Year ended December 31, 2006	$10.86	0.04	(0.08)	(0.04)	(0.02)	(0.18)	(0.01)	(0.21)	—	$10.61	(0.29)%(f)	$29,194	1.20%(g)	0.31%(g)	(e)	(e)	382.64%
Year ended December 31, 2007	$10.61	(0.06)	2.44	2.38	—	—	—	—	—	$12.99	22.43%	$25,439	1.16%	(0.45)%	1.16%	(0.45)%	344.07%
Year ended December 31, 2008

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.
(f)	Includes reimbursement from the Investment Adviser which increased the total return by 0.66%

(g)	Excludes reimbursement from the Investment Adviser.

(h)	The amount is less than $0.005 per share.

15

Appendix

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

Common stock – securities representing shares of ownership of a corporation.

Equity securities – securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

Mid-cap companies – companies that have market capitalizations similar to those of companies included in the Russell Midcap Index, ranging from $      million to $      billion as of          , 2009.

Small-cap companies – companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $      million to $      billion as of          , 2009.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

DERIVATIVES – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	the Fund may suffer disproportionately heavy losses relative to the amount invested and

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

LIQUIDITY RISK – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

PORTFOLIO TURNOVER – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

PREFERRED STOCK – the Fund may invest in preferred stock, a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REPURCHASE AGREEMENTS – the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to

16

Appendix (cont.)

buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING – the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund’s returns or manage its risks.

SELECTION RISK – the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other funds with similar investment objectives and strategies.

STOCK MARKET RISK – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly and
•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

WARRANTS – the Fund may invest in equity securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

17

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

The Trust’s Investment Company Act File No.: 811-3213

The Nationwide framemark is a federally registered service mark of
Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

Nationwide Variable Insurance Trust

Gartmore NVIT Emerging Markets Fund

Fund Prospectus

May   , 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

www.nationwidefunds.com

3	Section 1: Fund Summary, Performance and Management
Gartmore NVIT Emerging Markets Fund

7	Section 2: Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Valuation
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Short-Term Trading Fees
Distribution and Services Plans
Revenue Sharing

12	Section 3: Distributions and Taxes
Dividends and Distributions
Tax Status

13	Section 4: Multi-Manager Structure

14	Section 5: Financial Highlights

16	Appendix
Key Terms
Additional Information About Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings

1

This prospectus provides information about one fund (the “Fund”) offered by Nationwide Variable Insurance Trust (the “Trust”):

Gartmore NVIT Emerging Markets Fund

The following sections summarize key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

The Fund’s investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes:

Gartmore NVIT Emerging Markets Fund

•	Class I, Class II, Class III, Class VI, and Class Y

This prospectus provides information with respect to each of the classes offered by the Fund. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see Section 2, Investing with Nationwide Funds: Choosing a Share Class. Further information about the Fund, including its investment strategies and risks, is available in the Statement of Additional Information (“SAI”) which you may obtain as directed on the back page of this Prospectus.

The Fund employs a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA” or the “Adviser”), as the Fund’s investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 4, Multi-Manager Structure for more information.

2

Section 1    Gartmore NVIT Emerging Markets Fund

SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, emerging market countries. The Fund emphasizes companies that the subadviser believes have the potential to deliver unexpected earnings. The Fund may invest in companies of any size, including small- and mid-cap companies.

The subadviser looks for emerging markets that it believes offer the potential for strong economic growth, and tries to avoid emerging markets it believes might be politically or economically unstable. The subadviser assesses the valuation and growth rates both of a particular company and of the emerging market where the company is located. The subadviser conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the subadviser seeks to pinpoint companies whose prospects appear different from the market’s consensus.

The Fund also may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Fund may engage in active and frequent trading of portfolio securities.

The subadviser typically sells a security if it appears to no longer offer the potential for unexpected earnings. The subadviser specifically monitors:

•	earnings revisions and surprises;
•	stock price performance and
•	any information indicating a change in the industry or franchise assessment of a company.

NFA has selected Gartmore Global Partners as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of, among other things:

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small- and mid-cap securities risk – in general, stocks of small- and mid-cap companies may trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small-and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small- or mid-cap company may lose substantial value. Investing in small- and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

Derivatives risk – the Fund may experience a significant loss or otherwise lose opportunities for gains if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Portfolio turnover – a higher portfolio turnover rate results in higher transaction costs for the Fund, and may increase the volatility of the Fund.

If the value of the Fund’s investments goes down, you may lose money.

PLEASE SEE THE APPENDIX FOR ADDITIONAL INFORMATION ON THE FUND’S INVESTMENTS AND ASSOCIATED RISKS.

3

Section 1    Gartmore NVIT Emerging Markets Fund (cont.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns – Class I Shares

(years ended December 31)

Best Quarter:	%	- qtr. of 200
Worst Quarter:	%	- qtr. of 200

Average Annual Total Returns

As of December 31, 2008:

SINCE
	1 YR	5 YRS	INCEPTION[1]

Class I Shares[2]	%	%	%

Class II Shares[3]	%	%	%

Class III Shares[3]	%	%	%

Class VI Shares[3]	%	%	%

Class Y Shares[3]	%	%	%

MSCI Emerging Markets Index[4]	%	%	%[5]

1	The Fund commenced operations on August 30, 2000.

2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

3	Returns until the first offering of Class II shares (March 4, 2002), Class III shares (May 2, 2002), Class VI shares (April 28, 2004) and Class Y shares (May , 2009) are based on the previous performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what Class II, Class III, Class VI and Class Y shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Returns for Class II and Class VI shares have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I shares. Returns for Class Y shares have not been restated to reflect lower expenses for that class than apply to Class I shares. Returns for Class III and Class VI shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

4	The MSCI Emerging Markets Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging country markets. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

5	The index reports on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since August 31, 2000.

4

Section 1    Gartmore NVIT Emerging Markets Fund (cont.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class I	Class II	Class III	Class VI	Class Y

Shareholder Fees (paid directly from your investment)[1]	None	None	None	None	None

Short-Term Trading Fee (as a percentage of amount redeemed)[2]	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees[3]	0.95%	0.95%	0.95%	0.95%	0.95%

Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%	None

Other Expenses[4]	%	%	%	%	%

TOTAL ANNUAL FUND OPERATING EXPENSES[5]	%	%	%	%	%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III or Class VI shares redeemed or exchanged within 60 days after the date they were acquired except as described in Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

3	Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on September 18, 2008. Under no circumstances, during a six-month transition period, as described on page 6, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

4	Class I, Class II, Class III and Class VI shares are subject to fees pursuant to an Administrative Services Plan, which are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. “Other Expenses” reflect the maximum permitted administrative services fee of 0.25%, although the actual amount paid often is less. For the fiscal year ended December 31, 2008, administrative services fees paid were %, %, % and % for Class I, Class II, Class III and Class VI shares, respectively. Assuming these amounts continue unchanged during the current fiscal year, total annual fund operating expenses actually would be %, %, % and % for Class I, Class II, Class III and Class VI shares, respectively. Class Y shares do not pay an administrative services fee.

5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.20% for all share classes until at least April 30, 2010. This limit excludes certain Fund expenses, including interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. [Currently, all share classes are operating below the expense limit.]

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to Class III and Class VI shares of the Fund, the Example does not include the effect of the short-term trading fee. If you sell your Class III and Class VI shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III or Class VI shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR	3 YRS	5 YRS	10 YRS

Class I Shares	$	$	$	$

Class II Shares	$	$	$	$

Class III Shares	$	$	$	$

Class VI Shares	$	$	$	$

Class Y Shares	$	$	$	$

INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s

5

Section 1    Gartmore NVIT Emerging Markets Fund (cont.)

assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GARTMORE GLOBAL PARTNERS (“GGP”) is the subadviser for the Fund and is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP’s management and executive teams and a number of employees.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2009 to June 30, 2009.

MANAGEMENT FEES

The Fund pays NFA an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

FUND	ASSETS	FEE

Gartmore NVIT Emerging Markets Fund	$0 up to $500 million	0.95%

	$500 million up to $2 billion	0.90%

	$2 billion and more	0.85%

Prior to December 1, 2008, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the MSCI Emerging Markets Index. The actual management fee paid by the Fund for the fiscal year ended December 31, 2008, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was     %. NFA pays GGP a subadvisory fee from the management fee it receives.

At a meeting of the Board of Trustees held in-person on September 18, 2008, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect on December 1, 2008. In eliminating the performance-based fee structure, the Adviser is subject to a six-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount the Adviser would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, the Adviser will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

For further information regarding the previous performance-based fee structure, including the methodology of the calculation of the performance-based fee, please refer to the previously effective prospectus and Statement of Additional Information of the Fund dated May 1, 2008, which were filed on the Securities and Exchange Commission’s (“SEC”) EDGAR database on April 14, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008001065/n48420e485bpos.htm.

PORTFOLIO MANAGEMENT

Christopher Palmer, CFA, of the Global Emerging Markets team, is responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments. He has managed the Fund since June 2006.

Mr. Palmer joined GGP in 1995 and has considerable experience in Emerging Markets, Latin America and hedge fund investments. He graduated from Colgate University in 1986 and in 1988, completed an MBA in Finance at New York University.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, if any.

6

SECTION 2    Investing with Nationwide Funds

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a short-term trading fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold to separate accounts of:

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”)
•	Nationwide Life and Annuity Company of American (formerly Provident Mutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

In calculating the NAV for the NVIT Money Market Fund and the NVIT Money Market Fund II, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the Exchange is closed.

7

SECTION 2    Investing with Nationwide Funds (cont.)

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares (other than shares of the NVIT Money Market Fund II) is engaged in excessive trading, or if the amount of the redemption request otherwise would

8

SECTION 2    Investing with Nationwide Funds (cont.)

be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds (except the NVIT Money Market Fund II) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds (except the NVIT Money Market Fund II) and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated short-term trading fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund (except the NVIT Money Market Fund II) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund (except the NVIT Money Market Fund II) has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund (except the NVIT Money Market Fund II) has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and
•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

9

SECTION 2    Investing with Nationwide Funds (cont.)

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often makes payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of

10

SECTION 2    Investing with Nationwide Funds (cont.)

shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

11

SECTION 3     Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund’s shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

12

Section 4    Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

13

Section 5    Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by               , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

14

Section 5    Gartmore NVIT Emerging Markets Fund Financial Highlights

		Investment Activities			Distributions						Ratios/Supplemental Data
															Ratio of Net
														Ratio of	Investment
			Net								Net		Ratio of Net	Expenses	Income
Selected Data for a	Net Asset		Realized and						Net Asset		Assets at	Ratio of	Investment	(Prior to	(Prior to
Share of Capital Stock	Value,	Net	Unrealized	Total from	Net	Net			Value,		End of	Expenses to	Income to	Reimbursements)	Reimbursements)
Outstanding Throughout	Beginning of	Investment	Gains on	Investment	Investment	Realized	Total	Redemption	End of	Total	Period	Average	Average	to Average	to Average	Portfolio
the Periods Indicated	Period	Income	Investments	Activities	Income	Gains	Distributions	Fees	Period	Return (a)	(000s)	Net Assets (b)	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class I Shares
Year ended December 31, 2004	$9.84	0.13	1.89	2.02	(0.11)	(0.93)	(1.04)	0.01	$10.83	20.74%	$20,280	1.47%	1.08%	(e)	(e)	151.18%
Year ended December 31, 2005	$10.83	0.10	3.38	3.48	(0.07)	(1.16)	(1.23)	—	$13.08	32.64%	$30,292	1.46%	0.89%	(e)	(e)	132.22%
Year ended December 31, 2006	$13.08	0.12	4.58	4.70	(0.10)	(0.17)	(0.27)	0.01	$17.52	36.72%	$46,161	1.33%	0.81%	(e)	(e)	114.19%
Year ended December 31, 2007	$17.52	0.14	7.31	7.45	(0.14)	(2.23)	(2.37)	0.01	$22.61	45.58%	$77,699	1.37%	0.73%	1.37%	0.73%	62.52%
Year ended December 31, 2008															(e)

Class II Shares
Year ended December 31, 2004	$9.82	0.11	1.87	1.98	(0.09)	(0.93)	(1.02)	0.01	$10.79	20.44%	$8,178	1.72%	0.87%	(e)	(e)	151.18%
Year ended December 31, 2005	$10.79	0.07	3.37	3.44	(0.05)	(1.16)	(1.21)	—	$13.02	32.33%	$8,141	1.71%	0.61%	(e)	(e)	132.22%
Year ended December 31, 2006	$13.02	0.09	4.55	4.64	(0.08)	(0.17)	(0.25)	0.01	$17.42	36.31%	$8,692	1.58%	0.61%	(e)	(e)	114.19%
Year ended December 31, 2007	$17.42	0.11	7.24	7.35	(0.09)	(2.23)	(2.32)	0.01	$22.46	45.19%	$9,720	1.61%	0.53%	1.61%	0.53%	62.52%
Year ended December 31, 2008															(e)

Class III Shares
Year ended December 31, 2004	$9.84	0.12	1.90	2.02	(0.11)	(0.93)	(1.04)	0.01	$10.83	20.76%	$66,844	1.48%	1.08%	(e)	(e)	151.18%
Year ended December 31, 2005	$10.83	0.08	3.40	3.48	(0.07)	(1.16)	(1.23)	—	$13.08	32.65%	$151,546	1.45%	0.75%	(e)	(e)	132.22%
Year ended December 31, 2006	$13.08	0.12	4.57	4.69	(0.10)	(0.17)	(0.27)	0.01	$17.51	36.64%	$197,467	1.33%	0.87%	(e)	(e)	114.19%
Year ended December 31, 2007	$17.51	0.15	7.29	7.44	(0.14)	(2.23)	(2.37)	0.01	$22.59	45.55%	$299,039	1.36%	0.74%	1.36%	0.74%	62.52%
Year ended December 31, 2008															(e)

Class VI Shares
Period ended December 31, 2004 (f)	$10.11	0.05	1.62	1.67	(0.10)	(0.86)	(0.96)	0.01	$10.83	16.70%	$8,862	1.68%	0.97%	(e)	(e)	151.18%
Year ended December 31, 2005	$10.83	0.07	3.40	3.47	(0.07)	(1.16)	(1.23)	—	$13.07	32.49%	$36,000	1.55%	0.59%	(e)	(e)	132.22%
Year ended December 31, 2006	$13.07	0.10	4.58	4.68	(0.09)	(0.17)	(0.26)	0.01	$17.50	36.56%	$70,623	1.43%	0.69%	(e)	(e)	114.19%
Year ended December 31, 2007	$17.50	0.12	7.30	7.42	(0.12)	(2.23)	(2.35)	0.01	$22.58	45.45%	$126,431	1.45%	0.62%	1.45%	0.62%	62.52%
Year ended December 31, 2008															(e)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee waivers/reimbursements during the period.
(f)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

15

Appendix

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

Derivative – a contract or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Emerging market countries – developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities – securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

Mid-cap companies – companies that have market capitalizations similar to those of companies included in the Russell Midcap Index, ranging from $      million to $      billion as of                    , 2009.

Small-cap companies – companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $      million to $      billion as of                    , 2009.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

CURRENCY RISK – securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

DEPOSITARY RECEIPTS – the Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	the Fund may suffer disproportionately heavy losses relative to the amount invested and

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EMERGING MARKETS RISK – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

FOREIGN CUSTODY RISK – the Fund invests in foreign securities and may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and

16

Appendix (cont.)

securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.

FOREIGN SECURITIES RISK – the Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

LIQUIDITY RISK – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

PORTFOLIO TURNOVER – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

PREFERRED STOCK – the Fund may invest in preferred stock, a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REPURCHASE AGREEMENTS – the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING – the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund’s returns or manage its risks.

SELECTION RISK – the Fund’s portfolio manager may select securities that underperform the stock market, the

17

Appendix (cont.)

Fund’s benchmark or other funds with similar investment objectives and strategies.

STOCK MARKET RISK – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly and
•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

18

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

The Trust’s Investment Company Act File No.: 811-3213

The Nationwide framemark is a federally registered service mark of
Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

Nationwide Variable Insurance Trust

Gartmore NVIT Global Utilities Fund

Fund Prospectus

May  , 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

www.nationwidefunds.com

3	Section 1: Fund Summary, Performance and Management
Gartmore NVIT Global Utilities Fund

8	Section 2: Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Valuation
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Short-Term Trading Fees
Distribution and Services Plans
Revenue Sharing

13	Section 3: Distributions and Taxes
Dividends and Distributions
Tax Status

14	Section 4: Multi-Manager Structure

15	Section 5: Financial Highlights

17	Appendix
Key Terms
Additional Information About Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings

1

This prospectus provides information about one fund (the “Fund”) offered by Nationwide Variable Insurance Trust (the “Trust”):

Gartmore NVIT Global Utilities Fund

The following sections summarize key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

The Fund’s investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes:

Gartmore NVIT Global Utilities Fund

•	Class I, Class II, and Class III

This prospectus provides information with respect to each of the classes offered by the Fund. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see Section 2, Investing with Nationwide Funds: Choosing a Share Class. Further information about the Fund, including its investment strategies and risks, is available in the Statement of Additional Information (“SAI”) which you may obtain as directed on the back page of this Prospectus.

The Fund employs a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA” or the “Adviser”), as the Fund’s investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 4, Multi-Manager Structure for more information.

2

Section 1    Gartmore NVIT Global Utilities Fund

SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

A utility company is one that is primarily involved in or related to the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging market countries) with business operations in or related to utilities. Although utility companies traditionally have been known for paying above-average dividends, the Fund instead will invest a portion of its assets in securities that emphasize capital appreciation over dividends in order to produce an overall portfolio that generally combines elements of both value and growth styles. Under normal market conditions, the Fund will invest a significant portion of its net assets (at least 40% – unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the utilities sector. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

•	energy sources;
•	utility maintenance services;
•	providers of utility infrastructure;
•	cable television;
•	radio;
•	telecommunications services;
•	transportation services and
•	water and sanitary services.

The subadviser aims to provide strong performance by investing in companies that it believes

•	have the potential to deliver unexpected earnings and
•	whose prospects for earnings have been underestimated by the market.

Just as importantly, the subadviser attempts to avoid companies whose earnings the subadviser believes are likely to fall short of expectations.

The subadviser assesses the valuation and growth rates both of a particular company and of its utility sector. The subadviser conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the subadviser seeks to pinpoint companies whose prospects appear different from the market’s consensus.

The Fund may invest in utility companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer stronger prospects for future growth. The Fund also may use derivatives, such as futures and options either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The subadviser considers selling a security if it believes the security no longer offers potential for unexpected earnings growth. The subadviser specifically monitors:

•	earnings revisions and surprises;
•	stock price performance and
•	any information indicating a change in the industry or franchise assessment of a company.

NFA has selected Gartmore Global Partners as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of, among other things:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

3

Section 1    Gartmore NVIT Global Utilities Fund (cont.)

Small- and mid-cap securities risk – in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small- and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small- or mid-cap company may lose substantial value. Investing in small- and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Concentration risk – investing 25% or more of the Fund’s total assets in a select group of companies in utilities and utility-related industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

Derivatives risk – the Fund may experience a significant loss or otherwise lose opportunities for gains if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund’s performance may suffer and underperform other equity funds that use different investing styles.

Value style risk – over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

If the value of the Fund’s investments goes down, you may lose money.

PLEASE SEE THE APPENDIX FOR ADDITIONAL INFORMATION ON THE FUND’S INVESTMENTS AND ASSOCIATED RISKS.

4

Section 1    Gartmore NVIT Global Utilities Fund (cont.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns – Class III Shares

(years ended December 31)

Best Quarter:	%	- qtr. of 200
Worst Quarter:	%	- qtr. of 200

Average Annual Total Returns

As of December 31, 2008:

SINCE
	1 YR	5 YRS	INCEPTION[1]

Class I Shares[2]	%	%	%

Class II Shares[2]	%	%	%

Class III Shares[3]	%	%	%

MSCI World Telecommunication Services Index[4]	%	%	%

MSCI World Utilities Index[4]	%	%	%

Global Utilities Composite Index[4]	%	%	%

1	The Fund commenced operations on December 28, 2001.

2	Returns until the first offering of Class I shares (May 10, 2002) and Class II shares (March 28, 2003) are based on the previous performance of Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I and Class II shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. Returns for Class II shares have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class III shares.

3	Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

4	The MSCI World Telecommunication Services IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector. The MSCI World Utilities IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, such as electric, gas, multi-utilities, and unregulated power and water. The Global Utilities Composite Index is a combination of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index. Unlike mutual funds, neither Index incurs expenses. If expenses were deducted, the actual returns of each Index would be lower. Individuals cannot invest directly in an index.

5	The index reports on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 2001.

5

Section 1    Gartmore NVIT Global Utilities Fund (cont.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class I	Class II	Class III

Shareholder Fees (paid directly from your investment)[1]	None	None	None

Short-Term Trading Fee (as a percentage of amount redeemed)[2]	None	None	1.00%

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees[3]	0.60%	0.60%	0.60%

Distribution and/or Service (12b-1) Fees	None	0.25%	None

Other Expenses[4]	%	%	%

TOTAL ANNUAL FUND OPERATING EXPENSES[5]	%	%	%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

3	Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on January 16, 2009. Under no circumstances, during a six-month transition period, as described on page 7, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

4	Class I, Class II and Class III shares are subject to fees pursuant to an Administrative Services Plan, which are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. “Other Expenses” reflect the maximum permitted administrative services fee of 0.25%, although the actual amount paid often is less. For the fiscal year ended December 31, 2008, administrative services fees paid were %, % and % for Class I, Class II and Class III shares, respectively. Assuming these amounts continue unchanged during the current fiscal year, total annual fund operating expenses actually would be %, % and % for Class I, Class II and Class III shares, respectively.

5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.85% for all share classes until at least April 30, 2010. This limit excludes certain Fund expenses, including interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. [Currently, all share classes are operating below the expense limit.]

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR	3 YRS	5 YRS	10 YRS

Class I Shares	$	$	$	$

Class II Shares	$	$	$	$

Class III Shares	$	$	$	$

INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the

6

Section 1    Gartmore NVIT Global Utilities Fund (cont.)

Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GARTMORE GLOBAL PARTNERS (“GGP”) is located at 8 Fenchurch Place, London, England, United Kingdom and is the subadviser for the Fund. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP’s management and executive teams and a number of employees.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2009 to June 30, 2009.

MANAGEMENT FEES

The Fund pays NFA an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

Fund	Assets	Fee
Gartmore NVIT Global Utilities Fund	$0 up to $500 million	0.60%

	$500 million up to $2 billion	0.55%

	$2 billion and more	0.50%

Until the effective date of this prospectus, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was a blended index consisting of 60% of the MSCI World Telecommunication Services Index and 40% of the MSCI World Utilities Index. The actual management fee paid by the Fund for the fiscal year ended December 31, 2008, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was     %. NFA pays GGP a subadvisory fee from the management fee it receives.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect upon the effective date of this prospectus. In eliminating the performance-based fee structure, the Adviser is subject to a six-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount the Adviser would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, the Adviser will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

For further information regarding the previous performance-based fee structure, including the methodology of the calculation of the performance-based fee, please refer to (i) the previously effective prospectus of the Fund dated May 1, 2008, which was filed on the Securities and Exchange Commission’s (“SEC”) EDGAR database on April 14, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008001065/n48420e485bpos.htm and (ii) the previously effective SAI of the Fund dated December 1, 2008, which was filed on the SEC’s EDGAR database on November 26, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008003096/n66778be485bpos.htm.

PORTFOLIO MANAGEMENT

Ben Walker, CFA, senior portfolio manager, Global Equities, is responsible for the day-to-day management of the Fund and the selection of the Fund’s investments. He has managed the Fund since July 1, 2003.

Mr. Walker joined GGP in 1997. He has obtained the Investment Management Certificate and is a CFA Charterholder. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, if any.

7

SECTION 2    Investing with Nationwide Funds

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a short-term trading fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold to separate accounts of:

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”)
•	Nationwide Life and Annuity Company of American (formerly Provident Mutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

In calculating the NAV for the NVIT Money Market Fund and the NVIT Money Market Fund II, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day

•	Other days when the Exchange is closed.

8

SECTION 2    Investing with Nationwide Funds (cont.)

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares (other than shares of the NVIT Money Market Fund II) is engaged in excessive trading, or if the amount of the redemption request otherwise would

9

SECTION 2    Investing with Nationwide Funds (cont.)

be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds (except the NVIT Money Market Fund II) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds (except the NVIT Money Market Fund II) and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated short-term trading fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund (except the NVIT Money Market Fund II) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund (except the NVIT Money Market Fund II) has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund (except the NVIT Money Market Fund II) has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and
•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

10

SECTION 2    Investing with Nationwide Funds (cont.)

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often makes payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of

11

SECTION 2    Investing with Nationwide Funds (cont.)

shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

12

SECTION 3     Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund’s shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

13

Section 4    Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

14

Section 5    Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by          , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

15

Section 5    Gartmore NVIT Global Utilities Fund Financial Highlights

		Investment Activities			Distributions						Ratios/Supplemental Data
															Ratio of Net
														Ratio of	Investment
			Net								Net		Ratio of Net	Expenses	Income
Selected Data for a	Net Asset		Realized and						Net Asset		Assets at	Ratio of	Investment	(Prior to	(Prior to
Share of Capital Stock	Value,	Net	Unrealized	Total from	Net	Net			Value,		End of	Expenses to	Income to	Reimbursements)	Reimbursements)
Outstanding Throughout	Beginning of	Investment	Gains on	Investment	Investment	Realized	Total	Redemption	End of	Total	Period	Average	Average	to Average	to Average	Portfolio
the Periods Indicated	Period	Income	Investments	Activities	Income	Gains	Distributions	Fees	Period	Return (a)	(000s)	Net Assets (b)	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class I Shares
Year ended December 31, 2004	$9.16	0.13	2.60	2.73	(0.13)	(0.50)	(0.63)	—	$11.26	29.97%	$4,679	1.08%	1.78%	(e)	(e)	358.63%
Year ended December 31, 2005	$11.26	0.22	0.48	0.70	(0.24)	(1.59)	(1.83)	—	$10.13	6.39%	$4,602	1.12%	1.92%	(e)	(e)	234.81%
Year ended December 31, 2006	$10.13	0.32	3.44	3.76	(0.30)	(0.76)	(1.06)	—	$12.83	37.56%	$8,489	1.03%	2.87%	(e)	(e)	83.69%
Year ended December 31, 2007	$12.83	0.46	2.13	2.59	(0.35)	(2.81)	(3.16)	—	$12.26	20.43%	$11,207	0.99%	3.14%	0.99%	3.14%	84.66%
Year ended December 31, 2008	$—	—	—	—	—	—	—	—	$—%		$—%		%	%	%	%

Class II Shares
Year ended December 31, 2004	$9.18	0.18	2.53	2.71	(0.11)	(0.50)	(0.61)	—	$11.28	29.56%	$1,069	1.33%	1.58%	(e)	(e)	358.63%
Year ended December 31, 2005	$11.28	0.20	0.48	0.68	(0.21)	(1.59)	(1.80)	—	$10.16	6.19%	$902	1.37%	1.68%	(e)	(e)	234.81%
Year ended December 31, 2006	$10.16	0.32	3.42	3.74	(0.27)	(0.76)	(1.03)	—	$12.87	37.33%	$1,053	1.28%	2.70%	(e)	(e)	83.69%
Year ended December 31, 2007	$12.87	0.30	2.26	2.56	(0.31)	(2.81)	(3.12)	—	$12.31	20.06%	$952	1.25%	2.02%	1.25%	2.02%	84.66%
Year ended December 31, 2008	$—	—	—	—	—	—	—	—	$—%		$—%		%	%	%	%

Class III Shares
Year ended December 31, 2004	$9.18	0.14	2.60	2.74	(0.14)	(0.50)	(0.64)	—	$11.28	29.95%	$31,478	1.05%	1.73%	(e)	(e)	358.63%
Year ended December 31, 2005	$11.28	0.22	0.49	0.71	(0.24)	(1.59)	(1.83)	—	$10.16	6.48%	$33,911	1.10%	1.96%	(e)	(e)	234.81%
Year ended December 31, 2006	$10.16	0.30	3.47	3.77	(0.30)	(0.76)	(1.06)	—	$12.87	37.59%	$59,565	1.01%	2.80%	(e)	(e)	83.69%
Year ended December 31, 2007	$12.87	0.35	2.24	2.59	(0.35)	(2.81)	(3.16)	—	$12.30	20.39%	$55,655	0.99%	2.37%	0.99%	2.37%	84.66%
Year ended December 31, 2008	$—	—	—	—	—	—	—	—	$—%		$—%		%	%	%	%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.

16

Appendix

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

Emerging market countries – developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities – securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

Growth style – a style of investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Large-cap companies – companies that have market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $   million to $      billion as of          , 2009.

Mid-cap companies – companies that have market capitalizations similar to those of companies included in the Russell Midcap Index, ranging from $      million to $      billion as of          , 2009.

Small-cap companies – companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $      million to $      billion as of          , 2009.

Value style – a style of investing in equity securities that the Fund’s subadviser believes are undervalued, which means that their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund’s subadviser believes to be temporary.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

COMMODITY-LINKED DERIVATIVES – allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

CONVERTIBLE SECURITIES – the Fund may invest in convertible securities, which generally are debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

CURRENCY RISK – securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

DEPOSITARY RECEIPTS – the Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

17

Appendix (cont.)

DERIVATIVES – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	the Fund may suffer disproportionately heavy losses relative to the amount invested and

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EMERGING MARKETS RISK – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

EQUITY INTERESTS IN FOREIGN INVESTMENT FUNDS OR TRUSTS – the Fund may gain market exposure to certain countries by purchasing shares of investment companies that in turn invest in the securities of these countries.

FOREIGN CUSTODY RISK – the Fund invests in foreign securities and may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.

FOREIGN SECURITIES RISK – the Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

LIQUIDITY RISK – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular

18

Appendix (cont.)

issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

PORTFOLIO TURNOVER – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

PREFERRED STOCK – the Fund may invest in preferred stock, a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REPURCHASE AGREEMENTS – the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING – the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund’s returns or manage its risks.

SELECTION RISK – the Fund’s portfolio manager may select securities that underperform the stock market, the Fund’s benchmark or other funds with similar investment objectives and strategies.

STOCK MARKET RISK – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly and
•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

WARRANTS – the Fund may invest in equity securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar

19

Appendix (cont.)

days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

20

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

The Trust’s Investment Company Act File No.: 811-3213

The Nationwide framemark is a federally registered service mark of
Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

Nationwide Variable Insurance Trust

Gartmore NVIT International Equity Fund

Fund Prospectus

May   , 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

www.nationwidefunds.com

3	Section 1: Fund Summary, Performance and Management
Gartmore NVIT International Equity Fund

7	Section 2: Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Valuation
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Short-Term Trading Fees
Distribution and Services Plans
Revenue Sharing

12	Section 3: Distributions and Taxes
Dividends and Distributions
Tax Status

13	Section 4: Multi-Manager Structure

14	Section 5: Financial Highlights

16	Appendix
Key Terms
Additional Information About Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings

1

This prospectus provides information about one fund (the “Fund”) offered by Nationwide Variable Insurance Trust (the “Trust”):

Gartmore NVIT International Equity Fund

The following sections summarize key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

The Fund’s investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes:

Gartmore NVIT International Equity Fund

• Class I, Class II, Class III, Class VI and Class Y

This prospectus provides information with respect to each of the classes offered by the Fund. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see Section 2, Investing with Nationwide Funds: Choosing a Share Class. Further information about the Fund, including its investment strategies and risks, is available in the Statement of Additional Information (“SAI”) which you may obtain as directed on the back page of this Prospectus.

The Fund employs a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA” or the “Adviser”), as the Fund’s investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 4, Multi-Manager Structure for more information.

2

Section 1    Gartmore NVIT International Equity Fund

SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by companies of any size, including small- and mid-cap companies, that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund employs a growth style of investing, which emphasizes companies that the subadviser believes have the potential to deliver unexpected earnings.

The subadviser looks for foreign markets that it believes offer the potential for strong economic growth, and assesses the valuation and growth rates both of a particular company and of the market where the company is located. It conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the subadviser seeks to pinpoint companies whose prospects appear different from the market’s consensus. The subadviser selects securities of companies it believes have the potential to deliver unexpected earnings and have prospects for earnings growth that the market has underestimated.

The Fund also may use derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. The Fund may engage in active and frequent trading of portfolio securities.

NFA has selected Gartmore Global Partners as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of, among other things:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Small- and mid-cap securities risk – in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small- and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small- or mid-cap company may lose substantial value. Investing in small- and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

Derivatives risk – the Fund may experience a significant loss or otherwise lose opportunities for gains if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund’s performance may suffer and underperform other equity funds that use different investing styles.

Portfolio turnover – a higher portfolio turnover rate results in higher transaction costs for the Fund, and may increase the volatility of the Fund.

If the value of the Fund’s investments goes down, you may lose money.

PLEASE SEE THE APPENDIX FOR ADDITIONAL INFORMATION ON THE FUND’S INVESTMENTS AND ASSOCIATED RISKS.

3

Section 1    Gartmore NVIT International Equity Fund (cont.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns – Class I Shares

(years ended December 31)

Best Quarter:	%	- qtr. of 200
Worst Quarter:	%	- qtr. of 200

Average Annual Total Returns

As of December 31, 2008:

SINCE
	1 YR	5 YRS	INCEPTION[1]

Class I Shares[2]	%	%	%

Class II Shares[3]	%	%	%

Class III Shares[3]	%	%	%

Class VI Shares[3]	%	%	%

Class Y Shares[3]	%	%	%

MSCI All Country World ex U.S. Index[4]	%	%	%	[5]

1	The Fund commenced operations on August 30, 2000.

2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

3	Returns until the first offering of Class II shares (December 31, 2005), Class III shares (May 2, 2002), Class VI shares (May 1, 2008) and Class Y shares (March 27, 2008) are based on the previous performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what Class II, Class III, Class VI and Class Y shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. The annual returns of Class II and Class VI shares have been restated to reflect the additional fees applicable to such classes and therefore are lower than Class I shares. Returns for Class Y shares have not been restated to reflect lower expenses for that class than apply to Class I shares. Returns for Class III and Class VI shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See Section 2, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

4	The MSCI All Country World ex U.S. Index is an unmanaged free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

5	The index reports on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since August 31, 2000.

4

Section 1    Gartmore NVIT International Equity Fund (cont.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class I	Class II	Class III	Class VI	Class Y

Shareholder Fees (paid directly from your investment)[1]	None	None	None	None	None

Short-Term Trading Fee (as a percentage of amount redeemed)[2]	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees[3]	0.80%	0.80%	0.80%	0.80%	0.80%

Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%	None

Other Expenses[4]	%	%	%	%	%

TOTAL ANNUAL FUND OPERATING EXPENSES[5]	%	%	%	%	%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III or Class VI shares redeemed or exchanged within 60 days after the date they were acquired except as described in Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

3	Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on January 16, 2009. Under no circumstances, during a six-month transition period, as described on page 6, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

4	Class I, Class II, Class III and Class VI shares are subject to fees pursuant to an Administrative Services Plan, which are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. “Other Expenses” reflect the maximum permitted administrative services fee of 0.25%, although the actual amount paid often is less. For the fiscal year ended December 31, 2008, administrative services fees paid were %, %, % and % for Class I, Class II, Class III and Class VI shares, respectively. Assuming these amounts continue unchanged during the current fiscal year, total annual fund operating expenses actually would be %, %, % and % for Class I, Class II, Class III and Class VI shares, respectively. Class Y shares do not pay an administrative services fee.

5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.05% for all share classes until at least April 30, 2010. This limit excludes certain Fund expenses, including interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. [Currently, all share classes are operating below the expense limit.]

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to Class III and Class VI shares for the Fund, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III or Class VI shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR	3 YRS	5 YRS	10 YRS

Class I Shares	$	$	$	$

Class II Shares	$	$	$	$

Class III Shares	$	$	$	$

Class VI Shares	$	$	$	$

Class Y Shares	$	$	$	$

INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is

5

Section 1    Gartmore NVIT International Equity Fund (cont.)

a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GARTMORE GLOBAL PARTNERS (“GGP”) is the subadviser for the Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP’s management and executive teams and a number of employees.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2009 to June 30, 2009.

MANAGEMENT FEES

The Fund pays NFA an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

Fund	Assets	Fee
Gartmore NVIT International Equity Fund	$0 up to $500 million	0.80%

	$500 million up to $2 billion	0.75%

	$2 billion and more	0.70%

Until the effective date of this prospectus, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the MSCI All Country World ex U.S. Index. The actual management fee paid by the Fund for the fiscal year ended December 31, 2008, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was     %. NFA pays GGP a subadvisory fee from the management fee it receives.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect upon the effective date of this prospectus. In eliminating the performance-based fee structure, the Adviser is subject to a six-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount the Adviser would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, the Adviser will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

For further information regarding the previous performance-based fee structure, including the methodology of the calculation of the performance-based fee, please refer to (i) the previously effective prospectus of the Fund dated May 1, 2008, which was filed on the Securities and Exchange Commission’s (“SEC”) EDGAR database on April 14, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008001065/n48420e485bpos.htm and (ii) the previously effective SAI of the Fund dated December 1, 2008, which was filed on the SEC’s EDGAR database on November 26, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008003096/n66778be485bpos.htm.

PORTFOLIO MANAGEMENT

Brian O’Neill and Ben Walker are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments and have jointly managed the Fund since July 1, 2004.

Mr. O’Neill joined GGP as a Senior Investment Manager on the Global Equities team in 1981 with responsibility for a variety of global funds. Mr. O’Neill graduated from Glasgow University in 1969 with an Honours degree in Political Economy.

Mr. Walker, CFA, Senior Investment Manager, Global Equities, joined GGP in 1997. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

6

SECTION 2    Investing with Nationwide Funds

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a short-term trading fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold to separate accounts of:

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”)
•	Nationwide Life and Annuity Company of American (formerly Provident Mutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

In calculating the NAV for the NVIT Money Market Fund and the NVIT Money Market Fund II, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day

•	Other days when the Exchange is closed.

7

SECTION 2    Investing with Nationwide Funds (cont.)

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares (other than shares of the NVIT Money Market Fund II) is engaged in excessive trading, or if the amount of the redemption request otherwise would

8

SECTION 2    Investing with Nationwide Funds (cont.)

be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds (except the NVIT Money Market Fund II) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds (except the NVIT Money Market Fund II) and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated short-term trading fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund (except the NVIT Money Market Fund II) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund (except the NVIT Money Market Fund II) has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund (except the NVIT Money Market Fund II) has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and
•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

9

SECTION 2    Investing with Nationwide Funds (cont.)

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often makes payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of

10

SECTION 2    Investing with Nationwide Funds (cont.)

some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

11

SECTION 3     Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund’s shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

12

Section 4    Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

13

Section 5    Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by          , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

14

Section 5    Gartmore NVIT International Equity Fund Financial Highlights

		Investment Activities			Distributions					Ratios/Supplemental Data
														Ratio of Net
													Ratio of	Investment
			Net							Net		Ratio of Net	Expenses	Income
Selected Data for a	Net Asset		Realized and					Net Asset		Assets at	Ratio of	Investment	(Prior to	(Prior to
Share of Capital Stock	Value,	Net	Unrealized	Total from	Net	Net		Value,		End of	Expenses to	Income to	Reimbursements)	Reimbursements)
Outstanding Throughout	Beginning of	Investment	Gains on	Investment	Investment	Realized	Total	End of	Total	Period	Average	Average	to Average	to Average	Portfolio
the Periods Indicated	Period	Income	Investments	Activities	Income	Gains	Distributions	Period	Return	(000s)	Net Assets	Net Assets	Net Assets (a)	Net Assets (a)	Turnover (b)

Class I Shares
Year ended December 31, 2004	$6.32	0.07	0.83	0.90	(0.06)	—	(0.06)	$7.16	14.19%	$3,647	1.33%	0.98%	(c)	(c)	262.03%
Year ended December 31, 2005	$7.16	0.07	2.08	2.15	(0.08)	(0.02)	(0.10)	$9.21	30.21%	$6,302	1.34%	0.94%	(c)	(c)	215.52%
Year ended December 31, 2006	$9.21	0.08	2.92	3.00	(0.12)	(0.02)	(0.14)	$12.07	32.96%	$16,082	1.24%	0.41%	(c)	(c)	169.26%
Year ended December 31, 2007	$12.07	0.04	3.10	3.14	(0.05)	(1.10)	(1.15)	$14.06	27.15%	$22,903	1.29%	0.30%	1.29%	0.30%	151.60%
Year ended December 31, 2008	$—	—	—	—	—	—	—	$—%		$—%		%	%	%	%

Class III Shares
Year ended December 31, 2004	$6.32	0.05	0.86	0.91	(0.06)	—	(0.06)	$7.17	14.35%	$12,023	1.35%	0.98%	(c)	(c)	262.03%
Year ended December 31, 2005	$7.17	0.06	2.09	2.15	(0.08)	(0.02)	(0.10)	$9.22	30.17%	$37,647	1.33%	0.54%	(c)	(c)	215.52%
Year ended December 31, 2006	$9.22	0.07	2.93	3.00	(0.12)	(0.02)	(0.14)	$12.08	32.95%	$75,015	1.22%	0.59%	(c)	(c)	169.26%
Year ended December 31, 2007	$12.08	0.06	3.09	3.15	(0.06)	(1.10)	(1.16)	$14.07	27.15%	$106,245	1.25%	0.38%	1.25%	0.38%	151.60%
Year ended December 31, 2008	$—	—	—	—	—	—	—	$—%		$—%		%	%	%	%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	There were no fee reductions during the period.

15

Appendix

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

Common stock – securities representing shares of ownership of a corporation.

Derivative – a contract or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Emerging market countries – developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities – securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

Growth style – a style of investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Mid-cap companies – companies that have market capitalizations similar to those of companies included in the Russell Midcap Index, ranging from $      million to $      billion as of          , 2009.

Small-cap companies – companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $      million to $      billion as of          , 2009.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

CURRENCY RISK – securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

DEPOSITARY RECEIPTS – the Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	the Fund may suffer disproportionately heavy losses relative to the amount invested and

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EMERGING MARKETS RISK – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability

16

Appendix (cont.)

and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

FOREIGN CUSTODY RISK – the Fund invests in foreign securities and may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.

FOREIGN SECURITIES RISK – the Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

LIQUIDITY RISK – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

PORTFOLIO TURNOVER – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

PREFERRED STOCK – the Fund may invest in preferred stock, a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REPURCHASE AGREEMENTS – the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING – the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including

17

Appendix (cont.)

the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund’s returns or manage its risks.

SELECTION RISK – the Fund’s portfolio manager may select securities that underperform the stock market, the Fund’s benchmark or other funds with similar investment objectives and strategies.

STOCK MARKET RISK – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly and
•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

18

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

The Trust’s Investment Company Act File No.: 811-3213

The Nationwide framemark is a federally registered service mark of
Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

Nationwide Variable Insurance Trust

NVIT Global Financial Services Fund

Fund Prospectus

May   , 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

www.nationwidefunds.com

3	Section 1: Fund Summary, Performance and Management
NVIT Global Financial Services Fund

9	Section 2: Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Valuation
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Short-Term Trading Fees
Distribution and Services Plans
Revenue Sharing

14	Section 3: Distributions and Taxes
Dividends and Distributions
Tax Status

15	Section 4: Multi-Manager Structure

16	Section 5: Financial Highlights

18	Appendix
Key Terms
Additional Information About Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings

1

This prospectus provides information about one fund (the “Fund”) offered by Nationwide Variable Insurance Trust (the “Trust”):

NVIT Global Financial Services Fund

The following sections summarize key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

The Fund’s investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes:

NVIT Global Financial Services Fund

•	Class I, Class II, and Class III

This prospectus provides information with respect to each of the classes offered by the Fund. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see Section 2, Investing with Nationwide Funds: Choosing a Share Class. Further information about the Fund, including its investment strategies and risks, is available in the Statement of Additional Information (“SAI”) which you may obtain as directed on the back page of this Prospectus.

The Fund employs a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA” or the “Adviser”), as the Fund’s investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 4, Multi-Manager Structure for more information.

2

Section 1    NVIT Global Financial Services Fund

SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

A financial services company is one that is primarily involved in or related to banking, mortgage lending and servicing, securities and commodities trading, investment management, investment banking, insurance, real estate, providing financial guarantees, leasing, credit card servicing and lending.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging market countries) with business operations in or related to financial services. Under normal market conditions, the Fund will invest a significant portion of its net assets (at least 40% – unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. The Fund may engage in active and frequent trading of portfolio securities.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the financial services sector. The Fund is nondiversified and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

•	banks and savings and loans;
•	consumer and industrial finance companies;
•	investment banks;
•	insurance brokers;
•	insurance companies;
•	securities brokers and advisers;
•	real estate-related companies and
•	leasing companies.

The subadviser aims to provide strong performance by investing in companies the portfolio manager believes

•	have the potential to deliver unexpected earnings growth and
•	have prospects for earnings growth that the market has underestimated.

Just as importantly, the subadviser attempts to avoid companies whose earnings appear likely to fall short of expectations.

The Fund may invest in financial services companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth.

The subadviser considers selling a security if it believes the security no longer offers potential for unexpected earnings growth. The subadviser specifically monitors:

•	earnings revisions and surprises;
•	stock price performance and
•	any information indicating a change in the industry or franchise assessment of a company.

NFA has selected Aberdeen Asset Management Inc. (“Aberdeen”) as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of, among other things:

Concentration/Sector risk – investing 25% or more of the Fund’s total assets in a select group of companies in financial services industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries. The financial services sector has recently experienced unusually large losses and high levels of instability and volatility, which may continue for the foreseeable future. The Fund therefore is subject to risks faced by companies in the financial services industries, including: large holdings of devalued or illiquid assets, industry consolidation, extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from changes in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; and the price competition to which banks and insurance companies may be subject.

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

3

Section 1    NVIT Global Financial Services Fund (cont.)

Small- and mid-cap securities risk – in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small- and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small- or mid-cap company may lose substantial value. Investing in small- and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Portfolio turnover – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

PLEASE SEE THE APPENDIX FOR ADDITIONAL INFORMATION ON THE FUND’S INVESTMENTS AND ASSOCIATED RISKS.

4

Section 1    NVIT Global Financial Services Fund (cont.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns – Class III Shares

(years ended December 31)

Best Quarter:	%	- qtr. of 200
Worst Quarter:	%	- qtr. of 200

Average Annual Total Returns

As of December 31, 2008:

SINCE
	1 YR	5 YRS	INCEPTION[1]

Class I Shares[2]	%	%	%

Class II Shares[2]	%	%	%

Class III Shares[3]	%	%	%

MSCI World Financials Index[4]	%	%	%	[5]

1	The Fund commenced operations on December 28, 2001, and offered only one class of shares, now known as Class III shares. Effective October 1, 2007, Aberdeen became subadviser to the Fund, which previously had been managed directly by NFA.

2	Returns until the first offering of Class I shares (May 10, 2002) and Class II shares (May 28, 2003) are based on the previous performance of Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I and Class II shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. The annual returns of Class II shares have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than Class III shares.

3	Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 2, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

4	The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

5	The index reports on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 2001.

5

Section 1    NVIT Global Financial Services Fund (cont.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class I	Class II	Class III

Shareholder Fees (paid directly from your investment)[1]	None	None	None

Short-Term Trading Fee (as a percentage of amount redeemed)[2]	None	None	1.00%

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees[3]	0.80%	0.80%	0.80%

Distribution and/or Service (12b-1) Fees	None	0.25%	None

Other Expenses[4]	%	%	%

TOTAL ANNUAL FUND OPERATING EXPENSES[5]	%	%	%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

3	Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on January 16, 2009. Under no circumstances, during a six-month transition period, as described on page 7, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

4	Class I, Class II and Class III shares are subject to fees pursuant to an Administrative Services Plan, which are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. “Other Expenses” reflect the maximum permitted administrative services fee of 0.25%, although the actual amount paid often is less. For the fiscal year ended December 31, 2008, administrative services fees paid were %, %, and % for Class I, Class II and Class III shares, respectively. Assuming these amounts continue unchanged during the current fiscal year, total annual fund operating expenses actually would be %, % and % for Class I, Class II and Class III shares, respectively.

5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.05% for all share classes until at least April 30, 2010. This limit excludes certain Fund expenses, including interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. [Currently, all share classes are operating below the expense limit.]

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR	3 YRS	5 YRS	10 YRS

Class I Shares	$	$	$	$

Class II Shares	$	$	$	$

Class III Shares	$	$	$	$

INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

6

Section 1    NVIT Global Financial Services Fund (cont.)

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

ABERDEEN ASSET MANAGEMENT INC.  (“ABERDEEN”) is the subadviser for the Fund and is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen, formed in 1993, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2009 to June 30, 2009.

MANAGEMENT FEES

The Fund pays NFA an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

FUND	ASSETS	FEE

NVIT Global Financial Services Fund	$0 up to $500 million	0.80%

	$500 million up to $2 billion	0.75%

	$2 billion and more	0.70%

Until the effective date of this prospectus, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the MSCI World Financials Index. The actual management fee paid by the Fund for the fiscal year ended December 31, 2008, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was     %. NFA pays Aberdeen a subadvisory fee from the management fee it receives.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect upon the effective date of this prospectus. In eliminating the performance-based fee structure, the Adviser is subject to a six-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount the Adviser would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, the Adviser will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

For further information regarding the previous performance-based fee structure, including the methodology of the calculation of the performance-based fee, please refer to (i) the previously effective prospectus of the Fund dated May 1, 2008, which was filed on the Securities and Exchange Commission’s (“SEC”) EDGAR database on April 14, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008001065/n48420e485bpos.htm and (ii) the previously effective SAI of the Fund dated December 1, 2008, which was filed on the SEC’s EDGAR database on November 26, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008003096/n66778be485bpos.htm.

PORTFOLIO MANAGEMENT

Douglas Burtnick, CFA, portfolio manager and Stuart Quint, CFA, equity research analyst, are responsible for the day-to-day management of the Fund and the selection of the Fund’s investments, and have managed the Fund since November 3, 2003.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since May 2002.

Mr. Quint provides fundamental research coverage for the financial sector, including banks, savings and loans, brokers, insurance companies and other specialized financial companies. Mr. Quint joined Aberdeen in October 2007 after having been employed by NFA since 2003. Mr. Quint holds a BS degree in Economics from the Wharton School at the University of Pennsylvania (cum laude) along with a BA in Russian Civilization, and is also a CFA.

7

Section 1    NVIT Global Financial Services Fund (cont.)

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

8

SECTION 2    Investing with Nationwide Funds

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a short-term trading fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold to separate accounts of:

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”)
•	Nationwide Life and Annuity Company of American (formerly Provident Mutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

In calculating the NAV for the NVIT Money Market Fund and the NVIT Money Market Fund II, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day

•	Other days when the Exchange is closed.

9

SECTION 2    Investing with Nationwide Funds (cont.)

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares (other than shares of the NVIT Money Market Fund II) is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

10

SECTION 2    Investing with Nationwide Funds (cont.)

EXCESSIVE OR SHORT-TERM TRADING

The Funds (except the NVIT Money Market Fund II) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds (except the NVIT Money Market Fund II) and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated short-term trading fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund (except the NVIT Money Market Fund II) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund (except the NVIT Money Market Fund II) has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund (except the NVIT Money Market Fund II) has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and
•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted short-term trading fees in

11

SECTION 2    Investing with Nationwide Funds (cont.)

an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often makes payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its

12

SECTION 2    Investing with Nationwide Funds (cont.)

own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

13

SECTION 3     Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund’s shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

14

Section 4    Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

15

Section 5    Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by          , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

16

Section 5    NVIT Global Financial Services Fund Financial Highlights

		Investment Activities			Distributions							Ratios/Supplemental Data
																Ratio of Net
			Net												Ratio of	Investment
			Realized and									Net		Ratio of Net	Expenses	Income
Selected Data for a	Net Asset		Unrealized							Net Asset		Assets at	Ratio of	Investment	(Prior to	(Prior to
Share of Capital Stock	Value,	Net	Gains	Total from	Net	Net				Value,		End of	Expenses to	Income to	Reimbursements)	Reimbursements)
Outstanding Throughout	Beginning of	Investment	(Losses) on	Investment	Investment	Realized	Return	Total	Redemption	End of	Total	Period	Average	Average	to Average	to Average	Portfolio
the Periods Indicated	Period	Income	Investments	Activities	Income	Gains	of Capital	Distributions	Fees	Period	Return (a)	(000s)	Net Assets (b)	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class I Shares
Year ended December 31, 2004	$11.39	0.17	2.19	2.36	(0.17)	(0.77)	—	(0.94)	0.01	$12.82	20.99%	$4,011	1.27%	1.19%	(e)	(e)	127.69%
Year ended December 31, 2005	$12.82	0.19	1.18	1.37	(0.25)	(1.28)	—	(1.53)	—	$12.66	11.15%	$5,799	1.34%	1.24%	(e)	(e)	217.57%
Year ended December 31, 2006	$12.66	0.20	2.34	2.54	(0.26)	(1.69)	—	(1.95)	—	$13.25	20.32%	$8,024	1.24%	1.32%	(e)	(e)	236.59%
Year ended December 31, 2007	$13.25	0.22	(0.33)	(0.11)	(0.20)	(1.82)	(0.24)	(2.26)	0.01	$10.89	(1.05)%	$7,282	1.27%	1.42%	1.27%	1.42%	150.87%
Year ended December 31, 2008	$—	—	—	—	—	—	—	—	—	$—%		$—%		%	%	%	%

Class II Shares
Year ended December 31, 2004	$11.37	0.11	2.22	2.33	(0.14)	(0.77)	—	(0.91)	0.01	$12.80	20.76%	$1,879	1.52%	1.00%	(e)	(e)	127.69%
Year ended December 31, 2005	$12.80	0.14	1.18	1.32	(0.22)	(1.28)	—	(1.50)	—	$12.62	10.79%	$1,685	1.59%	1.08%	(e)	(e)	217.57%
Year ended December 31, 2006	$12.62	0.15	2.35	2.50	(0.22)	(1.69)	—	(1.91)	—	$13.21	20.08%	$1,863	1.49%	1.08%	(e)	(e)	236.59%
Year ended December 31, 2007	$13.21	0.20	(0.36)	(0.16)	(0.16)	(1.82)	(0.24)	(2.22)	0.01	$10.84	(1.41)%	$1,390	1.52%	1.21%	1.52%	1.21%	150.87%
Year ended December 31, 2008	$—	—	—	—	—	—	—	—	—	$—%		$—%		%	%	%	%

Class III Shares
Year ended December 31, 2004	$11.39	0.14	2.23	2.37	(0.17)	(0.77)	—	(0.94)	0.01	$12.83	21.13%	$19,634	1.24%	1.28%	(e)	(e)	127.69%
Year ended December 31, 2005	$12.83	0.20	1.17	1.37	(0.25)	(1.28)	—	(1.53)	—	$12.67	11.17%	$21,359	1.29%	1.36%	(e)	(e)	217.57%
Year ended December 31, 2006	$12.67	0.19	2.35	2.54	(0.26)	(1.69)	—	(1.95)	—	$13.26	20.34%	$24,112	1.20%	1.36%	(e)	(e)	236.59%
Year ended December 31, 2007	$13.26	0.24	(0.36)	(0.12)	(0.20)	(1.82)	(0.24)	(2.26)	0.01	$10.89	(1.12)%	$18,155	1.24%	1.48%	1.24%	1.48%	150.87%
Year ended December 31, 2008	$—	—	—	—	—	—	—	—	—	$—%		$—%		%	%	%	%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.

17

Appendix

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

Emerging market countries – developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities – securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

Large-cap companies  – companies that have market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $      million to $      billion as of          , 2009.

Mid-cap companies – companies that have market capitalizations similar to those of companies included in the Russell Midcap Index, ranging from $      million to $      billion as of          , 2009.

Small-cap companies – companies that have market capitalizations similar to those of companies included in the Russell 2000@ Index, ranging from $      million to $      billion as of          , 2009.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

COMMODITY-LINKED DERIVATIVES – allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

CONVERTIBLE SECURITIES – the Fund may invest in convertible securities which generally are debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

CURRENCY RISK – securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

DEPOSITARY RECEIPTS – the Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

18

Appendix (cont.)

•	the Fund may suffer disproportionately heavy losses relative to the amount invested and

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EMERGING MARKETS RISK – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

EQUITY INTERESTS IN FOREIGN INVESTMENT FUNDS OR TRUSTS – the Fund may gain market exposure to certain countries by purchasing shares of investment companies that in turn invest in the securities of these countries.

FOREIGN CUSTODY RISK – the Fund invests in foreign securities and may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.

FOREIGN SECURITIES RISK – the Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

LIQUIDITY RISK – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

PORTFOLIO TURNOVER – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

PREFERRED STOCK – the Fund may invest in preferred stock, a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or

19

Appendix (cont.)

deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REPURCHASE AGREEMENTS – the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING – the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund’s returns or manage its risks.

SELECTION RISK – the Fund’s portfolio manager may select securities that underperform the stock market, the Fund’s benchmark or other funds with similar investment objectives and strategies.

STOCK MARKET RISK – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly and
•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

WARRANTS – the Fund may invest in equity securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

20

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

The Trust’s Investment Company Act File No.: 811-3213

The Nationwide framemark is a federally registered service mark of
Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

Nationwide Variable Insurance Trust

NVIT Nationwide Leaders Fund

Fund Prospectus

May   , 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

www.nationwidefunds.com

3	Section 1: Fund Summary, Performance and Management
NVIT Nationwide Leaders Fund

8	Section 2: Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Valuation
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Short-Term Trading Fees
Distribution and Services Plans
Revenue Sharing

13	Section 3: Distributions and Taxes
Dividends and Distributions
Tax Status

14	Section 4: Multi-Manager Structure

15	Section 5: Financial Highlights

17	Appendix
Key Terms
Additional Information About Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings

1

This prospectus provides information about one fund (the “Fund”) offered by Nationwide Variable Insurance Trust (the “Trust”):

NVIT Nationwide Leaders Fund

The following sections summarize key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

The Fund’s investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes:

NVIT Nationwide Leaders Fund

•	Class I, Class II, and Class III

This prospectus provides information with respect to each of the classes offered by the Fund. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see Section 2, Investing with Nationwide Funds: Choosing a Share Class. Further information about the Fund, including its investment strategies and risks, is available in the Statement of Additional Information (“SAI”) which you may obtain as directed on the back page of this Prospectus.

The Fund employs a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA” or the “Adviser”), as the Fund’s investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 4, Multi-Manager Structure for more information.

2

Section 1    NVIT Nationwide Leaders Fund

SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.

U.S. leader is a U.S. company that the Fund’s subadviser believes has a strong franchise capable of taking advantage of its position in the marketplace. Because these companies have reputations for quality management and superior products and services, the subadviser expects them to become leaders in their industries. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States or if its stock trades primarily in the United States.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. Leaders, primarily in common stocks and convertible securities. The subadviser seeks companies which generally meet one or more of the following characteristics:

•	above-average revenue growth;
•	above-average earnings growth;
•	consistent earnings growth or
•	attractive valuation.

The Fund is nondiversified, which means that it may invest a significant portion of its assets in the securities of a single or small number of companies. The Fund typically focuses its investments in a core group of 25 to 35 common stocks of large-cap and mid-cap companies. The Fund may engage in active and frequent trading of portfolio securities.

In seeking total return, the portfolio manager seeks returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks the Fund invests in pay dividends, the portfolio manager anticipates that capital gains (or losses) may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund’s returns would be derived from dividends.

The subadviser considers selling a company’s securities if:

•	the outlook of the company’s earnings growth becomes less attractive;
•	more favorable opportunities are identified or
•	the company’s stock price has increased significantly.

NFA has selected Aberdeen Asset Management Inc. (“Aberdeen”) as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of, among other things:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Mid-cap risk – in general, stocks of mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than securities of large-cap companies or the market overall. Mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a mid-cap company may lose substantial value. Investing in mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Portfolio turnover – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

PLEASE SEE THE APPENDIX FOR ADDITIONAL INFORMATION ON THE FUND’S INVESTMENTS AND ASSOCIATED RISKS.

3

Section 1    NVIT Nationwide Leaders Fund (cont.)

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns – Class III Shares

(years ended December 31)

Best Quarter:	%	- qtr. of 200
Worst Quarter:	%	- qtr. of 200

Average Annual Total Returns

As of December 31, 2008:

SINCE
	1 YR	5 YRS	INCEPTION[1]

Class I shares[2]	%	%	%

Class II shares[2]	%	%	%

Class III shares[3]	%	%	%

S&P 500® Index[4]	%	%	%

1	The Fund commenced operations on December 31, 2001. Effective October 1, 2007, Aberdeen became subadviser to the Fund which previously had been managed directly by NFA.

2	Returns until the first offering of Class I shares (May 9, 2002) and Class II shares (December 31, 2005) are based on the previous performance of Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I shares and Class II shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Returns for Class II shares have been restated to reflect the additional fees applicable to such class and therefore are lower than those of Class I shares.

3	Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 2, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

4	The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4

Section 1    NVIT Nationwide Leaders Fund (cont.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class I	Class II	Class III

Shareholder Fees (paid directly from your investment)[1]	None	None	None

Short-Term Trading Fee (as a percentage of amount redeemed)[2]	None	None	1.00%

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees[3]	0.70%	0.70%	0.70%

Distribution and/or Service (12b-1) Fees	None	0.25%	None

Other Expenses[4]	%	%	%

TOTAL ANNUAL FUND OPERATING EXPENSES[5]	%	%	%

1	Variable insurance contracts impose sales charges and other charges and expenses on variable insurance contract holders. Such sales charges and other charges and expenses are described in the variable insurance contract’s prospectus.

2	A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

3	Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on January 16, 2009. Under no circumstances, during a six-month transition period, as described on page 6, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

4	Class I, Class II and Class III shares are subject to fees pursuant to an Administrative Services Plan, which are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. “Other Expenses” reflect the maximum permitted administrative services fee of 0.25%, although the actual amount paid often is less. For the fiscal year ended December 31, 2008, administrative services fees paid were %, %, and % for Class I, Class II and Class III shares, respectively. Assuming these amounts continue unchanged during the current fiscal year, total annual fund operating expenses actually would be %, % and % for Class I, Class II and Class III shares, respectively.

5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.95% for all share classes until at least April 30, 2010. This limit excludes certain Fund expenses, including interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. [Currently, all share classes are operating below the expense limit.]

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR	3 YRS	5 YRS	10 YRS

Class I Shares	$	$	$	$

Class II Shares	$	$	$	$

Class III Shares	$	$	$	$

INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

5

Section 1    NVIT Nationwide Leaders Fund (cont.)

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”) is the subadviser for the Fund and is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen, formed in 1993, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2009 to June 30, 2009.

MANAGEMENT FEES

The Fund pays NFA an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

FUND	ASSETS	FEE

NVIT Nationwide Leaders Fund	$0 up to $500 million	0.70%

	$500 million up to $2 billion	0.60%

	$2 billion and more	0.55%

Until the effective date of this prospectus, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the S&P 500® Index. The actual management fee paid by the Fund for the fiscal year ended December 31, 2008, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was     %. NFA pays Aberdeen a subadvisory fee from the management fee it receives.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect upon the effective date of this prospectus. In eliminating the performance-based fee structure, the Adviser is subject to a six-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount the Adviser would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, the Adviser will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

For further information regarding the previous performance-based fee structure, including the methodology of the calculation of the performance-based fee, please refer to (i) the previously effective prospectus of the Fund dated May 1, 2008, which was filed on the Securities and Exchange Commission’s (“SEC”) EDGAR database on April 14, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008001065/n48420e485bpos.htm and (ii) the previously effective SAI of the Fund dated December 1, 2008, which was filed on the SEC’s EDGAR database on November 26, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008003096/n66778be485bpos.htm.

PORTFOLIO MANAGEMENT

Shahreza Yusof, Paul Atkinson and Francis Radano, III, CFA, are jointly responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Yusof is Head of U.S. Equities for Aberdeen. Mr. Yusof was recruited in 1994 by an affiliate of Aberdeen in Singapore. Over the years, he has worked on the Aberdeen Asia Equities Team and became investment director for the Japan region. Later, Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been with the Aberdeen operation in the United States since 2006.

Mr. Atkinson is the Senior Investment Manager of the North American Equity team for Aberdeen. Mr. Atkinson joined Aberdeen as the head of the equity derivatives team in August 1998 and became a senior investment manager on the U.S. equity team in May 2005. Mr. Atkinson graduated with a BSc (Hons) in economics and finance from Cardiff Business School, U.K. and was awarded an MSc in finance from the University of London, Birbeck College in 1996.

6

Section 1    NVIT Nationwide Leaders Fund (cont.)

Mr. Radano joined Aberdeen as an Investment Manager in October 2007. Prior to that, he was a senior equity analyst employed by NFA since November 1999. Mr. Radano earned a bachelor’s degree in economics from Dickinson College and an MBA in finance from Villanova University.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

7

SECTION 2    Investing with Nationwide Funds

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a short-term trading fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold to separate accounts of:

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”)
•	Nationwide Life and Annuity Company of American (formerly Provident Mutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

In calculating the NAV for the NVIT Money Market Fund and the NVIT Money Market Fund II, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day

•	Other days when the Exchange is closed.

8

SECTION 2    Investing with Nationwide Funds (cont.)

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares (other than shares of the NVIT Money Market Fund II) is engaged in excessive trading, or if the amount of the redemption request otherwise would

9

SECTION 2    Investing with Nationwide Funds (cont.)

be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds (except the NVIT Money Market Fund II) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds (except the NVIT Money Market Fund II) and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated short-term trading fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund (except the NVIT Money Market Fund II) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund (except the NVIT Money Market Fund II) has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund (except the NVIT Money Market Fund II) has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and
•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

10

SECTION 2    Investing with Nationwide Funds (cont.)

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often makes payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of

11

SECTION 2    Investing with Nationwide Funds (cont.)

shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

12

SECTION 3     Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund’s shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

13

Section 4    Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

14

Section 5    Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by                             , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

15

Section 5    NVIT Nationwide Leaders Fund Financial Highlights

		Investment Activities			Distributions						Ratios/Supplemental Data
															Ratio of Net
														Ratio of	Investment
			Net								Net		Ratio of Net	Expenses	Income
Selected Data for a	Net Asset		Realized and						Net Asset		Assets at	Ratio of	Investment	(Prior to	(Prior to
Share of Capital Stock	Value,	Net	Unrealized	Total from	Net	Net			Value,		End of	Expenses to	Income to	Reimbursements)	Reimbursements)
Outstanding Throughout	Beginning of	Investment	Gains on	Investment	Investment	Realized	Total	Redemption	End of	Total	Period	Average	Average	to Average	to Average	Portfolio
the Periods Indicated	Period	Income	Investments	Activities	Income	Gains	Distributions	Fees	Period	Return	(000s)	Net Assets	Net Assets	Net Assets (a)	Net Assets (a)	Turnover (b)

Class I Shares
Year ended December 31, 2004	$11.81	0.06	2.15	2.21	(0.05)	(0.20)	(0.25)	0.01	$13.78	18.79%	$927	1.19%	0.55%	(c)	(c)	259.37%
Year ended December 31, 2005	$13.78	0.15	1.21	1.36	(0.17)	(2.08)	(2.25)	—	$12.89	10.31%	$1,496	1.16%	1.18%	(c)	(c)	483.17%
Year ended December 31, 2006	$12.89	0.10	1.96	2.06	(0.12)	(1.09)	(1.21)	—	$13.74	16.05%	$2,421	1.12%	0.55%	(c)	(c)	671.16%
Year ended December 31, 2007	$13.74	0.12	1.44	1.56	(0.15)	(2.11)	(2.26)	—	$13.04	11.56%	$3,690	1.11%	0.94%	1.11%	0.94%	660.60%
Year ended December 31, 2008

Class III Shares
Year ended December 31, 2004	$11.83	0.06	2.15	2.21	(0.05)	(0.20)	(0.25)	0.01	$13.80	18.77%	$9,617	1.17%	0.48%	(c)	(c)	259.37%
Year ended December 31, 2005	$13.80	0.16	1.20	1.36	(0.17)	(2.08)	(2.25)	—	$12.91	10.30%	$20,271	1.16%	1.26%	(c)	(c)	483.17%
Year ended December 31, 2006	$12.91	0.10	1.97	2.07	(0.12)	(1.09)	(1.21)	—	$13.77	16.12%	$32,286	1.10%	0.63%	(c)	(c)	671.16%
Year ended December 31, 2007	$13.77	0.15	1.41	1.56	(0.15)	(2.11)	(2.26)	—	$13.07	11.56%	$24,811	1.07%	0.96%	1.08%	0.96%	660.60%
Year ended December 31, 2008

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	There were no fee reductions during the period.

16

Appendix

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

Common stock – securities representing shares of ownership of a corporation.

Convertible securities – debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Equity securities – securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

Large-cap companies – companies that have market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $      million to $      billion as of          , 2009.

Mid-cap companies – companies that have market capitalizations similar to those of companies included in the Russell Midcap Index, ranging from $      million to $      billion as of          , 2009.

Total return – investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

CONVERTIBLE SECURITIES – the Fund may invest in convertible securities which generally are debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	the Fund may suffer disproportionately heavy losses relative to the amount invested and

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

LIQUIDITY RISK – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

PORTFOLIO TURNOVER – the Fund may engage in active and frequent trading of portfolio securities. A

17

Appendix (cont.)

higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

PREFERRED STOCK – the Fund may invest in preferred stock, a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REPURCHASE AGREEMENTS – the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING – the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund’s returns or manage its risks.

SELECTION RISK – the Fund’s portfolio manager may select securities that underperform the stock market, the Fund’s benchmark or other funds with similar investment objectives and strategies.

SMALL-CAP AND MID-CAP RISK – the Fund may invest in stocks of small-cap and mid-cap companies that trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than securities of large-cap companies or the market overall. Small-cap and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in securities of a small-cap or mid-cap company may lose substantial value. Investing in small-cap and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

STOCK MARKET RISK – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly and
•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

WARRANTS – the Fund may invest in equity securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

18

Appendix (cont.)

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

19

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

The Trust’s Investment Company Act File No.: 811-3213

The Nationwide framemark is a federally registered service mark of
Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

Nationwide Variable Insurance Trust

NVIT Technology and Communications Fund

Fund Prospectus

May   , 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

www.nationwidefunds.com

3	Section 1: Fund Summary, Performance and Management
NVIT Technology and Communications Fund

8	Section 2: Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Valuation
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Short-Term Trading Fees
Distribution and Services Plans
Revenue Sharing

13	Section 3: Distributions and Taxes
Dividends and Distributions
Tax Status

14	Section 4: Multi-Manager Structure

15	Section 5: Financial Highlights

17	Appendix
Key Terms
Additional Information About Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings

1

This prospectus provides information about one fund (the “Fund”) offered by Nationwide Variable Insurance Trust (the “Trust”):

NVIT Technology and Communications Fund

The following sections summarize key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

The Fund’s investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes:

NVIT Technology and Communications Fund

•	Class I, Class II, Class III, and Class VI

This prospectus provides information with respect to each of the classes offered by the Fund. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see Section 2, Investing with Nationwide Funds: Choosing a Share Class. Further information about the Fund, including its investment strategies and risks, is available in the Statement of Additional Information (“SAI”) which you may obtain as directed on the back page of this Prospectus.

The Fund employs a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA” or the “Adviser”), as the Fund’s investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 4, Multi-Manager Structure for more information.

2

Section 1    NVIT Technology and Communications Fund

SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

Technology is the use of science to create new products and services. A technology or communications company is one, for example, that develops, produces or distributes products or services related to computers, semiconductors, electronics, communications, health care or biotechnology.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and/or foreign companies (including those located in emerging market countries) with business operations in or related to technology or communications. The Fund may engage in active and frequent trading of portfolio securities.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the technology or communications sectors. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

•	technology or communications hardware and equipment;
•	information technology;
•	software;
•	technology or communications consulting services;
•	consumer electronics;
•	internet infrastructures;
•	semiconductors and semiconductor equipment;
•	defense technology and
•	broadcasting.

In analyzing specific companies for possible investment, the Fund’s subadviser ordinarily looks for several of the following characteristics:

•	above-average per share earnings growth;
•	high return on invested capital;
•	a healthy balance sheet;
•	sound financial and accounting policies and overall financial strength;
•	strong competitive advantages;
•	effective research, product development and marketing;
•	development of new technologies;
•	efficient service and strong management;
•	pricing power;
•	reasonable valuation and
•	general operating characteristics that enable the company to compete successfully.

The Fund may invest in technology and communications companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth.

The subadviser considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

NFA has selected Aberdeen Asset Management Inc. (“Aberdeen”) as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of, among other things:

Concentration/Sector risk – investing 25% or more of the Fund’s total assets in a select group of companies in technology and communications industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Small- and mid-cap securities risk – in general, stocks of small- and mid-cap companies may trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small-and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small- or

3

Section 1    NVIT Technology and Communications Fund (cont.)

mid-cap company may lose substantial value. Investing in small- and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Portfolio turnover – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

If the value of the Fund’s investments goes down, you may lose money.

PLEASE SEE THE APPENDIX FOR ADDITIONAL INFORMATION ON THE FUND’S INVESTMENTS AND ASSOCIATED RISKS.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns – Class I Shares

(years ended December 31)

Best Quarter:	%	- qtr. of 200
Worst Quarter:	%	- qtr. of 200

Average Annual Total Returns

As of December 31, 2008:

SINCE
	1 YR	5 YRS	INCEPTION[1]

Class I Shares	%	%	%

Class II Shares[2]	%	%	%

Class III Shares[2]	%	%	%

Class VI Shares[2]	%	%	%

GS Technology Composite Index[3]	%	%	%

1	The Fund commenced operations on June 30, 2000. Effective October 1, 2007, Aberdeen became subadviser to the Fund which previously had been managed directly by NFA.

2	Returns until the first offering of Class II shares (March 28, 2003), Class III shares (May 2, 2002), and Class VI shares (April 28, 2004) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what these share classes would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Returns for Class II and Class VI shares have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I shares. Returns for Class III and Class VI shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See Section 2, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

3	The Goldman Sachs (“GS”) Technology Composite Index is an unmanaged, modified, market capitalization-weighted index that measures the performance of companies in the technology sector. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4

Section 1    NVIT Technology and Communications Fund (cont.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class I	Class II	Class III	Class VI

Shareholder Fees (paid directly from your investment)[1]	None	None	None	None

Short-Term Trading Fee (as a percentage of amount redeemed)[2]	None	None	1.00%	1.00%

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees[3]	0.78%	0.78%	0.78%	0.78%

Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%

Other Expenses[4]	%	%	%	%

TOTAL ANNUAL FUND OPERATING EXPENSES[5]	%	%	%	%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III and Class VI shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 2, Investing with Nationwide Funds: Short-Term Trading Fees.

3	Management fees have been restated to reflect the elimination of a performance-based management fee and implementation of an asset-based management fee equal to the lowest possible management fee under the previous performance-based fee structure, as approved by the Board of Trustees on January 16, 2009. Under no circumstances, during a six-month transition period, as described on page 6, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

4	Class I, Class II, Class III and Class VI shares are subject to fees pursuant to an Administrative Services Plan, which are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. “Other Expenses” reflect the maximum permitted administrative services fee of 0.25%, although the actual amount paid often is less. For the fiscal year ended December 31, 2008, administrative services fees paid were %, %, % and % for Class I, Class II, Class III and Class VI shares, respectively. Assuming these amounts continue unchanged during the current fiscal year, total annual fund operating expenses actually would be %, %, % and % for Class I, Class II, Class III and Class VI shares, respectively.

5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.03% for all share classes until at least April 30, 2010. This limit excludes certain Fund expenses, including interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. [Currently, all share classes are operating below the expense limit.]

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

With respect to Class III and Class VI shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III and Class VI shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR	3 YRS	5 YRS	10 YRS

Class I Shares	$	$	$	$

Class II Shares	$	$	$	$

Class III Shares	$	$	$	$

Class VI Shares	$	$	$	$

INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized

5

Section 1    NVIT Technology and Communications Fund (cont.)

in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”) is the subadviser for the Fund and is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen, formed in 1993, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2009 to June 30, 2009.

MANAGEMENT FEES

The Fund pays NFA an annual management fee based on the rates listed in the table below, which are expressed as a percentage of the Fund’s average daily net assets and do not take into account any applicable fee waivers:

Fund	Assets	Fee

NVIT Technology and Communications Fund	$0 up to $500 million	0.78%
	$500 million up to $2 billion	0.73%
	$2 billion and more	0.68%

Until the effective date of this prospectus, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the Goldman Sachs Technology Composite Index. The actual management fee paid by the Fund for the fiscal year ended December 31, 2008, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was     %. NFA pays Aberdeen a subadvisory fee from the management fee it receives.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect upon the effective date of this prospectus. In eliminating the performance-based fee structure, the Adviser is subject to a six-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount the Adviser would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, the Adviser will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what the Adviser would have received under the old structure assuming maximum penalty for underperformance.

For further information regarding the previous performance-based fee structure, including the methodology of the calculation of the performance-based fee, please refer to (i) the previously effective prospectus of the Fund dated May 1, 2008, which was filed on the Securities and Exchange Commission’s (“SEC”) EDGAR database on April 14, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008001065/n48420e485bpos.htm and (ii) the previously effective SAI of the Fund dated December 1, 2008, which was filed on the SEC’s EDGAR database on November 26, 2008 and may be accessed at: http://www.sec.gov/Archives/edgar/data/353905/000089322008003096/n66778be485bpos.htm.

PORTFOLIO MANAGEMENT

Robert W. Mattson and Ralph Bassett are jointly responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Mattson joined Aberdeen in October 2007. Prior to that, he was an equity analyst employed by NFA since October 2003. Mr. Mattson holds a bachelor’s degree in economic history from The University of Maryland and an MBA and a master’s degree in finance from The Robert H. Smith School of Business at The University of Maryland.

Mr. Bassett joined Aberdeen in March 2006 from Navigant Consulting, where he worked as a consultant from 2005 to 2006. Mr. Bassett graduated magna cum laude in May 2005 from Villanova University with a bachelor’s degree in finance.

6

Section 1    NVIT Technology and Communications Fund (cont.)

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

7

SECTION 2    Investing with Nationwide Funds

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class III, Class IV, Class V, Class VI, Class VIII and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VI and Class VIII shares. Class III, Class VI and Class VIII shares may be subject to a short-term trading fee as described below. Class Y shares are sold primarily to other mutual funds, such as “funds-of-funds” that invest in the Funds, including the NVIT Investor Destinations Funds and the NVIT Cardinal Funds. Class IV shares are sold to separate accounts of:

•	Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (“NLICA”)
•	Nationwide Life and Annuity Company of American (formerly Provident Mutual Life and Annuity Company of America) (“NLACA”)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

In calculating the NAV for the NVIT Money Market Fund and the NVIT Money Market Fund II, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day

•	Other days when the Exchange is closed.

8

SECTION 2    Investing with Nationwide Funds (cont.)

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares (other than shares of the NVIT Money Market Fund II) is engaged in excessive trading, or if the amount of the redemption request otherwise would

9

SECTION 2    Investing with Nationwide Funds (cont.)

be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds (except the NVIT Money Market Fund II) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds (except the NVIT Money Market Fund II) and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds, with their associated short-term trading fees, were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the above-described limitations, each Fund (except the NVIT Money Market Fund II) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund (except the NVIT Money Market Fund II) has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund (except the NVIT Money Market Fund II) has sole discretion to:

•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and
•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

10

SECTION 2    Investing with Nationwide Funds (cont.)

SHORT-TERM TRADING FEES

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III, Class VI or Class VIII shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs. This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as “short-term trading.” These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

•	scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;
•	variable insurance contract withdrawals or loans, including required minimum distributions and
•	redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI or Class VIII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class VI shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, Class VI and Class VIII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often makes payments for marketing, promotional or related services provided by:

•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of

11

SECTION 2    Investing with Nationwide Funds (cont.)

shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

•	the Distributor and other affiliates of NFA;
•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

12

SECTION 3     Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund’s shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

13

Section 4    Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

14

Section 5    Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by                    , whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

15

Section 5    NVIT Technology and Communications Fund Financial Highlights

		Investment Activities					Ratios/Supplemental Data
											Ratio of Net
			Net						Ratio of Net	Ratio of	Investment
			Realized and				Net		Investment	Expenses	Income (Loss)
Selected Data for a	Net Asset	Net	Unrealized		Net Asset		Assets at	Ratio of	Income	(Prior to	(Prior to
Share of Capital Stock	Value,	Investment	Gains	Total from	Value,		End of	Expenses to	(Loss) to	Reimbursements)	Reimbursements)
Outstanding Throughout	Beginning of	Income	(Losses) on	Investment	End of	Total	Period	Average	Average	to Average	to Average	Portfolio
the Periods Indicated	Period	(Loss)	Investments	Activities	Period	Return (a)	(000s)	Net Assets (b)	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class I Shares
Year ended December 31, 2004	$3.71	(0.02)	0.18	0.16	$3.87	4.31%	$20,144	1.30%	(0.69)%	(e)	(e)	728.29%
Year ended December 31, 2005	$3.87	(0.02)	—	(0.02)	$3.85	(0.52)%	$15,010	1.28%	(0.63)%	(e)	(e)	571.34%
Year ended December 31, 2006	$3.85	(0.02)	0.45	0.43	$4.28	11.17%	$17,631	1.15%	(0.55)%	(e)	(e)	352.39%
Year ended December 31, 2007	$4.28	(0.03)	0.89	0.86	$5.14	20.09%	$17,137	1.22%	(0.60)%	1.22%	(0.60)%	499.51%
Year ended December 31, 2008

Class II Shares
Year ended December 31, 2004	$3.72	(0.05)	0.20	0.15	$3.87	4.03%	$2,409	1.53%	(0.98)%	(e)	(e)	728.29%
Year ended December 31, 2005	$3.87	(0.04)	0.01	(0.03)	$3.84	(0.78)%	$1,575	1.53%	(0.89)%	(e)	(e)	571.34%
Year ended December 31, 2006	$3.84	(0.03)	0.44	0.41	$4.25	10.68%	$1,443	1.39%	(0.79)%	(e)	(e)	352.39%
Year ended December 31, 2007	$4.25	(0.04)	0.89	0.85	$5.10	20.00%	$1,535	1.44%	(0.83)%	1.44%	(0.83)%	499.51%
Year ended December 31, 2008

Class III Shares
Year ended December 31, 2004	$3.74	(0.04)	0.20	0.16	$3.90	4.28%	$22,656	1.28%	(0.73)%	(e)	(e)	728.29%
Year ended December 31, 2005	$3.90	(0.02)	—	(0.02)	$3.88	(0.51)%	$17,975	1.29%	(0.64)%	(e)	(e)	571.34%
Year ended December 31, 2006	$3.88	(0.02)	0.45	0.43	$4.31	11.08%	$23,256	1.14%	(0.55)%	(e)	(e)	352.39%
Year ended December 31, 2007	$4.31	(0.03)	0.90	0.87	$5.18	20.19%	$30,290	1.17%	(0.57)%	1.17%	(0.57)%	499.51%
Year ended December 31, 2008

Class VI Shares
Period ended December 31, 2004 (f)	$3.59	(0.01)	0.29	0.28	$3.87	7.80%	$2,693	1.46%	(0.44)%	(e)	(e)	728.29%
Year ended December 31, 2005	$3.87	(0.02)	(0.01)	(0.03)	$3.84	(0.78)%	$3,559	1.39%	(0.73)%	(e)	(e)	571.34%
Year ended December 31, 2006	$3.84	(0.02)	0.45	0.43	$4.27	11.20%	$7,018	1.24%	(0.65)%	(e)	(e)	352.39%
Year ended December 31, 2007	$4.27	(0.02)	0.87	0.85	$5.12	19.91%	$15,968	1.28%	(0.69)%	1.28%	(0.69)%	499.51%
Year ended December 31, 2008

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee waivers/reimbursements during the period.

(f)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

16

Appendix

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

Emerging market countries – developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities – securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

Large-cap companies – companies that have market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $   million to $   billion as of          , 2009.

Mid-cap companies – companies that have market capitalizations similar to those of companies included in the Russell Midcap Index, ranging from $   million to $   billion as of          , 2009.

Small-cap companies – companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $   million to $   billion as of          , 2009.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

CONVERTIBLE SECURITIES – the Fund may invest in convertible securities which generally are debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

CURRENCY RISK – securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

DEPOSITARY RECEIPTS – the Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•	the Fund may suffer disproportionately heavy losses relative to the amount invested and

•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EMERGING MARKETS RISK – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be

17

Appendix (cont.)

considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

EQUITY INTERESTS IN FOREIGN INVESTMENT FUNDS OR TRUSTS – the Fund may gain market exposure to certain countries by purchasing shares of investment companies that in turn invest in the securities of these countries.

FOREIGN CUSTODY RISK – the Fund invests in foreign securities and may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.

FOREIGN SECURITIES RISK – the Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

LIQUIDITY RISK – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

PORTFOLIO TURNOVER – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

PREFERRED STOCK – the Fund may invest in preferred stock, a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be

18

Appendix (cont.)

significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REPURCHASE AGREEMENTS – the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING – the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund’s returns or manage its risks.

SELECTION RISK – the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other funds with similar investment objectives and strategies.

STOCK MARKET RISK – the Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly and
•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

WARRANTS – the Fund may invest in equity securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

19

Information from Nationwide Funds

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports

To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC

•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

The Trust’s Investment Company Act File No.: 811-3213

The Nationwide framemark is a federally registered service mark of
Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

STATEMENT OF ADDITIONAL INFORMATION
May __, 2009
NATIONWIDE VARIABLE INSURANCE TRUST
AllianceBernstein NVIT Global Fixed Income Fund
American Century NVIT Multi Cap Value Fund
Federated NVIT High Income Bond Fund
Gartmore NVIT Developing Markets Fund
Gartmore NVIT Emerging Markets Fund
Gartmore NVIT Global Utilities Fund
Gartmore NVIT International Equity Fund
Gartmore NVIT Worldwide Leaders Fund
JP Morgan NVIT Balanced Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Bond Index Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund (formerly Lehman Brothers NVIT Core Plus Bond Fund)
NVIT Enhanced Income Fund
NVIT Global Financial Services Fund
NVIT Government Bond Fund
NVIT Growth Fund
NVIT Health Sciences Fund
NVIT International Index Fund
NVIT Mid Cap Growth Fund
NVIT Mid Cap Index Fund
NVIT Money Market Fund
NVIT Money Market Fund II
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Multi Sector Bond Fund (formerly Van Kampen NVIT Multi Sector Bond Fund)
NVIT Nationwide Fund
NVIT Nationwide Leaders Fund
NVIT S&P 500 Index Fund
NVIT Short Term Bond Fund
NVIT Small Cap Index Fund
NVIT Technology and Communications Fund
NVIT U.S. Growth Leaders Fund
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund
Van Kampen NVIT Real Estate Fund
     Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 64 series as of the date above. This Statement of Additional Information (“SAI”) relates to the 45 series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
     This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:
•	AllianceBernstein NVIT Global Fixed Income Fund dated March ___, 2009

•	American Century NVIT Multi Cap Value Fund dated March ___, 2009

•	Federated NVIT High Income Bond Fund dated May ___, 2009

•	Gartmore NVIT Developing Markets Fund dated May ___, 2009

•	Gartmore NVIT Emerging Markets Fund dated May ___, 2009

•	Gartmore NVIT Global Utilities Fund dated May ___, 2009

•	Gartmore NVIT International Equity Fund dated May ___, 2009

•	Gartmore NVIT Worldwide Leaders Fund dated May ___, 2009

•	JP Morgan NVIT Balanced Fund dated May ___, 2009

•	Neuberger Berman NVIT Multi Cap Opportunities Fund dated May ___, 2009

•	Neuberger Berman NVIT Socially Responsible Fund dated May ___, 2009

•	NVIT Bond Index Fund dated May ___, 2009

•	NVIT Core Bond Fund dated May ___, 2009

•	NVIT Core Plus Bond Fund dated May ___, 2009

•	NVIT Enhanced Income Fund dated May ___, 2009

•	NVIT Global Financial Services Fund dated May ___, 2009

•	NVIT Government Bond Fund dated May ___, 2009

•	NVIT Growth Fund dated May ___, 2009

•	NVIT Health Sciences Fund dated May ___, 2009

•	NVIT International Index Fund dated May ___, 2009

•	NVIT Mid Cap Growth Fund dated May ___, 2009

•	NVIT Mid Cap Index Fund dated May ___, 2009

•	NVIT Money Market Fund dated May ___, 2009

•	NVIT Money Market Fund II dated May ___, 2009

•	NVIT Multi-Manager International Growth Fund dated May ___, 2009

•	NVIT Multi-Manager International Value Fund dated May ___, 2009

•	NVIT Multi-Manager Large Cap Growth Fund dated May ___, 2009

•	NVIT Multi-Manager Large Cap Value Fund dated May ___, 2009

•	NVIT Multi-Manager Mid Cap Growth Fund dated May ___, 2009

•	NVIT Multi-Manager Mid Cap Value Fund dated May ___, 2009

•	NVIT Multi-Manager Small Cap Growth Fund dated May ___, 2009

•	NVIT Multi-Manager Small Cap Value Fund dated May ___, 2009

•	NVIT Multi-Manager Small Company Fund dated May ___, 2009

•	NVIT Multi Sector Bond Fund dated May ___, 2009

•	NVIT Nationwide Fund dated May ___, 2009

•	NVIT Nationwide Leaders Fund dated May ___, 2009

•	NVIT S&P 500 Index Fund dated May ___, 2009

•	NVIT Short Term Bond Fund dated May ___, 2009

•	NVIT Small Cap Index Fund dated May ___, 2009

•	NVIT Technology And Communications Fund dated May ___, 2009

•	NVIT U.S. Growth Leaders Fund dated May ___, 2009

•	Oppenheimer NVIT Large Cap Large Cap Growth Fund dated March ___, 2009

•	Templeton NVIT International Value Fund dated March ___, 2009

•	Van Kampen NVIT Comstock Value Fund dated May ___, 2009

•	Van Kampen NVIT Real Estate Fund dated May ___, 2009
     Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 1-800-848-6331.
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-3213

ii

iii

GENERAL INFORMATION AND HISTORY
     Nationwide Variable Insurance Trust is an open-end management investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended on May 2, 2005. The Trust currently offers shares in 64 separate series, each with its own investment objective.
     The following Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”):
AllianceBernstein NVIT Global Fixed Income Fund,
American Century NVIT Multi Cap Value Fund,
Federated NVIT High Income Bond Fund,
Gartmore NVIT Developing Markets Fund,
Gartmore NVIT Emerging Markets Fund,
Gartmore NVIT International Equity Fund,
JP Morgan NVIT Balanced Fund,
Neuberger Berman NVIT Multi Cap Opportunities Fund,
Neuberger Berman NVIT Socially Responsible Fund,
NVIT Bond Index Fund,
NVIT Core Bond Fund,
NVIT Core Plus Bond Fund,
NVIT Enhanced Income Fund,
NVIT Government Bond Fund,
NVIT Growth Fund,
NVIT International Index Fund,
NVIT Mid Cap Growth Fund,
NVIT Mid Cap Index Fund,
NVIT Money Market Fund,
NVIT Money Market Fund II,
NVIT Multi-Manager International Growth Fund,
NVIT Multi-Manager International Value Fund,
NVIT Multi-Manager Large Cap Growth Fund,
NVIT Multi-Manager Large Cap Value Fund,
NVIT Multi-Manager Mid Cap Growth Fund,
NVIT Multi-Manager Mid Cap Value Fund,
NVIT Multi-Manager Small Cap Growth Fund,
NVIT Multi-Manager Small Cap Value Fund,
NVIT Multi-Manager Small Company Fund,
NVIT Multi Sector Bond Fund,
NVIT Nationwide Fund,
NVIT S&P 500 Index Fund,
NVIT Short Term Bond Fund,
NVIT Small Cap Index Fund,
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund, and
Van Kampen NVIT Comstock Value Fund.
The following Funds are not diversified funds as defined in the 1940 Act:
Gartmore NVIT Global Utilities Fund,
Gartmore NVIT Worldwide Leaders Fund,
NVIT Global Financial Services Fund,
NVIT Health Sciences Fund,
NVIT Nationwide Leaders Fund,
NVIT Technology and Communications Fund,
NVIT U.S. Growth Leaders Fund, and
Van Kampen NVIT Real Estate Fund.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
AND INVESTMENT POLICIES
     The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth permissible investments and techniques for each of the Funds. A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.
     Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.

	AllianceBernstein NVIT	American Century NVIT Multi	Federated NVIT High Income	Gartmore NVIT Developing	Gartmore NVIT Emerging	Gartmore NVIT Global	Gartmore NVIT International	Gartmore NVIT Worldwide		Neuberger Berman NVIT	Neuberger Berman NVIT
Type of Investment or Technique	Global Fixed Income	Cap Value	Bond	Markets	Markets	Utilities	Equity	Leaders	JPMorgan NVIT Balanced	Multi Cap Opportunities	Socially Responsible
U.S. common stocks (including limited liability companies and interests in publicly traded limited partnerships)		Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Warrants		Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short sales						Y	Y	Y
Small company stocks		Y	Y	Y	Y	Y	Y	Y		Y	Y
Special situation companies			Y	Y	Y	Y	Y	Y
Illiquid securities/ Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment companies (including exchange traded funds)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trusts (REITS)		Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Depositary receipts		Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign currencies	Y	Y	Y	Y	Y	Y	Y	Y		Y	Y
DEBT OBLIGATIONS
Long-term debt	Y	Y	Y		Y	Y	Y		Y	Y	Y
Long-term debt when originally issued but with 397 days or less remaining to maturity	Y	Y	Y	Y	Y	Y	Y		Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities	Y		Y		Y		Y		Y
Asset-backed securities	Y		Y						Y
Collateralized mortgage obligations	Y								Y
Stripped mortgage securities	Y

	AllianceBernstein NVIT	American Century NVIT Multi	Federated NVIT High Income	Gartmore NVIT Developing	Gartmore NVIT Emerging	Gartmore NVIT Global	Gartmore NVIT International	Gartmore NVIT Worldwide		Neuberger Berman NVIT	Neuberger Berman NVIT
Type of Investment or Technique	Global Fixed Income	Cap Value	Bond	Markets	Markets	Utilities	Equity	Leaders	JPMorgan NVIT Balanced	Multi Cap Opportunities	Socially Responsible
Brady bonds	Y			Y	Y	Y	Y		Y
Municipal securities	Y
Strip bonds	Y
TIPS bonds	Y
Non-investment grade debt	Y		Y		Y		Y		Y
Loan participations and assignments			Y	Y	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S. $)	Y		Y	Y	Y		Y	Y	Y
Foreign commercial paper (denominated in U.S. $)	Y		Y	Y	Y		Y	Y	Y
Zero coupon securities	Y		Y	Y	Y	Y	Y	Y	Y
Step-coupon securities	Y		Y		Y		Y
Pay-in-kind bonds	Y		Y		Y		Y		Y
Deferred payment securities	Y		Y		Y	Y	Y		Y
When-issued / Delayed-delivery securities	Y		Y	Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

NVIT Global Financial
Type of Investment or Technique	NVIT Bond Index	NVIT Core Bond	NVIT Core Plus Bond	NVIT Enhanced Income	Services	NVIT Government Bond	NVIT Growth	NVIT Health Sciences	NVIT International Index	NVIT Mid Cap Growth	NVIT Mid Cap Index
U.S. common stocks (including limited liability companies and interests in publicly traded limited partnerships)					Y		Y	Y		Y	Y
Preferred stocks		Y	Y		Y		Y	Y		Y	Y
Convertible securities		Y	Y		Y	Y	Y	Y		Y	Y
Warrants					Y		Y	Y		Y	Y
Short sales	Y				Y		Y	Y	Y	Y	Y
Small company stocks					Y		Y	Y		Y	Y
Special situation companies		Y	Y		Y		Y	Y		Y	Y
Illiquid securities/ Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment companies (including exchange traded funds)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trusts (REITS)					Y			Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Depositary receipts					Y		Y	Y	Y	Y	Y
Securities from developing countries/emerging markets			Y		Y			Y

NVIT Global Financial
Type of Investment or Technique	NVIT Bond Index	NVIT Core Bond	NVIT Core Plus Bond	NVIT Enhanced Income	Services	NVIT Government Bond	NVIT Growth	NVIT Health Sciences	NVIT International Index	NVIT Mid Cap Growth	NVIT Mid Cap Index
Foreign currencies			Y		Y		Y	Y	Y	Y	Y
DEBT OBLIGATIONS
Long-term debt	Y	Y	Y	Y	Y	Y					Y
Long-term debt when originally issued but with 397 days or less remaining to maturity	Y	Y	Y	Y	Y	Y	Y		Y		Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities	Y	Y	Y	Y	Y	Y					Y
Asset-backed securities	Y	Y	Y	Y		Y	Y
Collateralized mortgage obligations	Y	Y	Y	Y		Y
Stripped mortgage securities	Y	Y	Y	Y		Y
Brady bonds		Y	Y		Y
Municipal securities		Y
Strip bonds		Y				Y
TIPS bonds		Y	Y
Non-investment grade debt		Y	Y								Y
Loan participations and assignments	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S. $)	Y	Y	Y	Y		Y
Foreign commercial paper (denominated in U.S. $)	Y	Y	Y	Y			Y	Y	Y
Zero coupon securities	Y	Y	Y	Y	Y	Y				Y	Y
Step-coupon securities		Y	Y
Pay-in-kind bonds		Y	Y								Y
Deferred payment securities		Y	Y		Y						Y
When-issued / Delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

		NVIT Money Market	NVIT Multi-Manager	NVIT Multi-Manager	NVIT Multi-Manager Large	NVIT Multi-Manager Large	NVIT Multi-Manager Mid	NVIT Multi-Manager Mid Cap	NVIT Multi-Manager Small	NVIT Multi-Manager Small	NVIT Multi-Manager Small
Type of Investment or Technique	NVIT Money Market	Fund II	International Growth	International Value	Cap Growth	Cap Value	Cap Growth	Value	Cap Growth	Cap Value	Company	NVIT Multi Sector Bond
U.S. common stocks (including limited liability companies and interests in publicly traded limited partnerships)			Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred stocks			Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible securities			Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Warrants			Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short sales				Y					Y		Y
Small company stocks			Y	Y	Y	Y	Y	Y	Y	Y	Y
Special situation companies				Y	Y	Y			Y	Y	Y
Illiquid securities/ Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment companies (including exchange traded funds)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trusts (REITS)			Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Depositary receipts			Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets			Y	Y	Y	Y	Y	Y	Y		Y	Y
Foreign currencies			Y	Y	Y	Y	Y	Y	Y		Y	Y
DEBT OBLIGATIONS
Long-term debt			Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Long-term debt when originally issued but with 397 days or less remaining to maturity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities	Y	Y				Y						Y
Asset-backed securities	Y	Y				Y					Y	Y
Collateralized mortgage obligations												Y
Stripped mortgage securities						Y						Y
Brady bonds				Y		Y						Y
Municipal securities	Y	Y				Y						Y
Strip bonds												Y
TIPS bonds
Non-investment grade debt									Y		Y	Y
Loan participations and assignments	Y	Y		Y					Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S. $)	Y	Y	Y	Y		Y					Y	Y
Foreign commercial paper (denominated in U.S. $)	Y	Y	Y	Y		Y					Y	Y
Zero coupon securities									Y		Y	Y
Step-coupon securities												Y
Pay-in-kind bonds									Y			Y
Deferred payment securities									Y			Y
When-issued / Delayed-delivery securities	Y	Y	Y	Y		Y		Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y		Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

						NVIT Technology and		Oppenheimer NVIT Large Cap	Templeton NVIT International	Van Kampen NVIT Comstock	Van Kampen NVIT Real
Type of Investment or Technique	NVIT Nationwide	NVIT Nationwide Leaders	NVIT S&P 500 Index	NVIT Short Term Bond	NVIT Small Cap Index	Communications	NVIT U.S. Growth Leaders	Growth	Value	Value	Estate
U.S. common stocks (including limited liability companies and interests in publicly traded limited partnerships)	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y		Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y		Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y			Y	Y	Y	Y	Y	Y
Short sales		Y	Y		Y	Y	Y
Small company stocks	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y	Y	Y	Y		Y
Illiquid securities/ Restricted securities	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Borrowing money	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment companies (including exchange traded funds)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real estate investment trusts (REITS)	Y		Y		Y	Y		Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets			Y			Y	Y	Y	Y	Y	Y
Foreign currencies			Y	Y		Y	Y	Y	Y		Y
DEBT OBLIGATIONS
Long-term debt				Y			Y	Y	Y	Y	Y
Long-term debt when originally issued but with 397 days or less remaining to maturity	Y	Y		Y	Y		Y	Y	Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed securities				Y			Y				Y
Asset-backed securities	Y	Y		Y			Y
Collateralized mortgage obligations				Y
Stripped mortgage securities				Y
Brady bonds				Y
Municipal securities				Y
Strip bonds				Y
TIPS bonds				Y
Non-investment grade debt				Y			Y			Y
Loan participations and assignments	Y	Y	Y	Y	Y	Y	Y			Y
Sovereign debt (foreign) (denominated in U.S. $)				Y					Y
Foreign commercial paper (denominated in U.S. $)	Y	Y		Y					Y	Y
Zero coupon securities				Y					Y	Y
Step-coupon securities				Y						Y
Pay-in-kind bonds				Y						Y
Deferred payment securities				Y						Y
When-issued / Delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y		Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

	AllianceBernstein Global	American Century Multi Cap	Federated NVIT High Income	Gartmore NVIT Developing	Gartmore NVIT Emerging	Gartmore NVIT Global	Gartmore NVIT International	Gartmore NVIT Worldwide		Neuberger Berman NVIT	Neuberger Berman NVIT
Type of Investment or Technique	Fixed Income	Value	Bond	Markets	Markets	Utilities	Equity	Leaders	JPMorgan NVIT Balanced	Multi Cap Opportunities	Socially Responsible
DERIVATIVES	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Futures	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Options	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Swap agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Credit default swaps	Y		Y						Y
• Forward currency contracts	Y	Y	Y	Y	Y	Y	Y	Y		Y	Y
Lending of portfolio securities	Y		Y	Y	Y	Y	Y	Y		Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y		Y	Y	Y	Y	Y	Y		Y	Y
Mortgage dollar rolls	Y								Y
Reverse repurchase agreements	Y	Y	Y			Y		Y	Y	Y	Y
Indexed securities	Y	Y	Y	Y	Y					Y	Y

NVIT Global Financial
Type of Investment or Technique	NVIT Bond Index	NVIT Core Bond	NVIT Core Plus Bond	NVIT Enhanced Income	Services	NVIT Government Bond	NVIT Growth	NVIT Health Sciences	NVIT International Index	NVIT Mid Cap Growth	NVIT Mid Cap Index
DERIVATIVES	Y	Y	Y	Y	Y		Y	Y	Y	Y	Y
• Futures	Y	Y	Y	Y	Y		Y	Y	Y	Y	Y
• Options	Y	Y		Y	Y		Y		Y	Y	Y
• Swap agreements	Y	Y	Y		Y		Y	Y	Y	Y	Y
• Credit default swaps		Y	Y
• Forward currency contracts			Y		Y			Y	Y
Lending of portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	Y	Y	Y	Y		Y
Reverse repurchase agreements	Y	Y	Y	Y	Y				Y	Y	Y
Indexed securities	Y	Y	Y	Y			Y		Y

			NVIT Multi-Manager	NVIT Multi-Manager	NVIT Multi-Manager Large	NVIT Multi-Manager Large	NVIT Multi-Manager Mid Cap	NVIT Multi-Manager Mid Cap	NVIT Multi-Manager Small	NVIT Multi-Manager Small Cap	NVIT Multi-Manager Small	NVIT Multi Sector
Type of Investment or Technique	NVIT Money Market	NVIT Money Market Fund II	International Growth	International Value	Cap Growth	Cap Value	Growth	Value	Cap Growth	Value	Company	Bond
DERIVATIVES			Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Futures			Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Options			Y	Y	Y	Y	Y	Y	Y		Y	Y
• Swap agreements			Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Credit default swaps												Y
• Forward currency contracts			Y	Y	Y		Y	Y	Y		Y	Y
Lending of portfolio securities			Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral			Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls						Y					Y	Y
Reverse repurchase agreements			Y		Y	Y	Y	Y	Y	Y	Y	Y
Indexed securities			Y		Y		Y	Y		Y	Y

						NVIT Technology and	Oppenheimer NVIT Large Cap	Templeton NVIT International		Van Kampen NVIT Comstock	Van Kampen NVIT Real
Type of Investment or Technique	NVIT Nationwide	NVIT Nationwide Leaders	NVIT S&P 500 Index	NVIT Short Term Bond	NVIT Small Cap Index	Communications	Growth	Value	NVIT U.S. Growth Leaders	Value	Estate
DERIVATIVES	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Futures	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Options	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Swap agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
• Credit default swaps				Y
• Forward currency contracts			Y	Y		Y	Y	Y	Y		Y
Lending of portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls				Y
Reverse repurchase agreements				Y	Y	Y	Y	Y		Y	Y
Indexed securities	Y	Y			Y		Y	Y	Y		Y

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES
Debt Obligations
     Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused (1) significant declines in the price of debt securities in general and (2) have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).
     Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
     Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
     Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or interest rate change of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
     The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
     Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance.
     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.
     In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
     Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.
     Lower-Quality (High-Risk) Securities. Non-investment grade debt or lower-quality/rated securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch Investors Service, Inc. (“Fitch”) ; (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or repayment of principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
     Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.
     As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount, which would result in a lower rate of return to the Fund.
     Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.
     Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
     U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:
-	The Federal Housing Administration and the Farmers Home Administration;

-	The Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

-	The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

-	The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

-	The Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.
     Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.
     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Funds purchase the principal portion of STRIPS, the Funds will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating their dividends, the Funds take into account as income a portion of the difference between the principal portion of a STRIPS’ purchase price and its face value.
     Mortgage- and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is a pass-through certificate. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
     Through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of nonpayment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exits for all loans.
     Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
     The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.
     Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
     Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
     The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
     Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-based securities may not have the benefit of any security interest in the related asset.
     Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
     Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
     In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses it as collateral for a multiclass security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the

CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
     A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
     Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
     In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

     A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
     Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multinational institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the subadviser’s expectations with respect to Brady Bonds will be realized.
     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In an event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
     Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.
     Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
     The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The NVIT Money Market Fund and the NVIT Money Market Fund II may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.
     An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
     Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
     TIPS Bonds. TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is adjusted periodically according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.
     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
     Floating and Variable Rate Instruments. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
     Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     A Fund’s right to obtain payment at par on a demand instrument could be effected by events occurring between the date the Fund elects to demand payment and the date payment is due that may effect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.
     Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
     Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
     Loan Participations and Assignments. Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
     In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
Money Market Instruments
     Money market instruments may include the following types of instruments:
•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

•	repurchase agreements;

•	bank and savings and loan obligations;

•	commercial paper, which includes short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the subadviser;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extended commercial notes are determined to be illiquid, each of the NVIT Money Market Fund and the NVIT Money Market Fund II will be limited to holding no more than 10% of its net assets in these and any other illiquid securities;

•	unrated short-term (maturity in 397 days or less) debt obligations that are determined by a Fund’s subadviser to be of compatible quality to the securities described above.
     Extendable Commercial Notes. Each Fund may invest in extendable commercial notes (“ECNs”). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).
     The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. A Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.
     Bank Obligations. Bank obligations that may be purchased by a Fund include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
     Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
     Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
When-Issued Securities and Delayed-Delivery Transactions
     When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
     When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Repurchase Agreements
     In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission (the “SEC”) to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund’s custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.
Lending Portfolio Securities
     A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Investment of Securities Lending Collateral
     The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market investment company or short-term collective investment trust.
     Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets or may provide for a minimum guaranteed rate of return to the investor.
     Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer’s parent.
     Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.
Indexed Securities
     Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an “index”). As an illustration, a Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

Small Company and Emerging Growth Stocks
     Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss of principal. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.
Limited Liability Companies
     Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.
Interests in Publicly Traded Limited Partnerships
     Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership ‘s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be ‘publicly traded’ will not be considered ‘qualifying income’ under the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”) and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund ‘s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Special Situation Companies
     “Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Foreign Securities
     Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.
     Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.
     Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in the equity and fixed-income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.
     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in Asia, Latin America, Eastern Europe, Africa and the Middle East are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.
     The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.
     Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.
     Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.
     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.
     Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.
     Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
     A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.
     A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
     Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see below), and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Foreign Commercial Paper
     A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.
Real Estate Investment Trusts
     Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code.
Convertible Securities
     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
     A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
     Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
     A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
     Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
     An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund’s portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
     Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.
Warrants
     Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.
Preferred Stock
     Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Short Selling of Securities
     In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the ability of a Fund’s subadviser to correctly predict whether the price of a security the Fund borrows to sell short will decrease.
     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.
     A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
Restricted, Non-Publicly Traded and Illiquid Securities
     A Fund may not invest more than 15% (10% for the NVIT Money Market Fund and NVIT Money Market Fund II) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Funds might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
     The SEC has adopted Rule 144A of the Securities Act which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
     A Fund may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
     A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of the Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
     Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.
     Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.
Borrowing
     Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.
     Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
     An Index Fund (as defined below) at times may borrow from affiliates of BlackRock Investment Management, LLC (“BlackRock”), subadviser to each Index Fund, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.
Derivative Instruments
     A Fund’s subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts, to hedge a Fund’s portfolio or for risk management or for any other permissible purposes consistent with that Fund’s investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.
     Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”).
     Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1) Successful use of most of these instruments depends upon the ability of a Fund’s subadviser to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

(3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.
(4) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
     Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non Publicly Traded and Illiquid Securities” above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
     A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
     If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
     A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
     Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
     An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
     Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
     Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to synthetically create a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.
     To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.
     A Fund will not enter into futures contracts and related options for other than “bona fide hedging” purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts in which the Fund has entered. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.
     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
     Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
     If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
     Commodity Futures Contracts. The NVIT Nationwide Fund, the NVIT Multi-Manager Small Cap Value Fund, and the NVIT Multi-Manager Small Company Fund may invest in commodity futures, subject to the 5% limitation described above for all futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Funds may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

     Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
•	Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Funds are invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
•	Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Funds. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Funds to reinvest the proceeds of a maturing contract in a new futures contract, the Funds might reinvest at higher or lower futures prices, or choose to pursue other investments.
•	Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.
     Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Description of Portfolio Instruments And Investment Policies – Restricted, Non-Publicly Traded and Illiquid Securities.”

     Swap Agreements. A Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
     The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.
     Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability of a Fund’s subadviser to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
     A Fund will enter swap agreements only with counterparties that a Fund’s subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
     Credit Default Swaps. A Fund may enter into credit default swap contracts. A credit default swap is an agreement in which one party transfers its third-party credit risk to the other party. One party in this swap is essentially the lender and bears the credit risk from the third party. The counterparty in the agreement insures this risk in return for receipt of regular periodic payments (like insurance premiums from the insured party). If the third party defaults, the insuring party must purchase the defaulted asset from the insured party and the insured party pays the insuring party the remaining interest on the debt as well as the principal. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.
     As the purchaser in a credit default swap contract a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk — that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. At present, the Funds will not act as a seller in a credit default swap contract.
     Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow a Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund’s stated benchmark.
     Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
     The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
     Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
     Foreign Currency-Related Derivative Strategies — Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
     A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s adviser or a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.
     Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
     At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.
     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
     Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may effect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
     A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.

The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
     A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
Securities of Investment Companies
     As permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, the Fund may invest any amount, pursuant to Rule 12d1-1 under the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 under the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
     SPDRs and Other Exchange Traded Funds. A Fund may invest in Standard & Poor’s Depository Receipts (“SPDRs”) and in shares of other exchange traded funds (collectively, “ETFs”). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor’s Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs’ performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.
     ETF’s, including SPDRs, typically are not actively managed. Rather, an ETF’s usual objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.
Mortgage Dollar Rolls and Reverse Repurchase Agreements
     A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be effected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such determination.
     Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would receive compensation through the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could receive compensation through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See “Borrowing”)
     Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
The Index Funds
     The NVIT Bond Index Fund, NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund, and NVIT Small Cap Index Fund, will be referred to herein, collectively, as the “Index Funds.”
     NVIT Bond Index Fund. The investment objective of the NVIT Bond Index Fund is to match the performance of the Barclays Capital U.S. Aggregate Bond Index (the “Aggregate Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.

     NVIT International Index Fund. The investment objective of the NVIT International Index Fund is to match the performance of the MSCI EAFE® Capitalization Weighted Index (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.
     NVIT Mid Cap Index Fund. The investment objective of the NVIT Mid Cap Index Fund is to match the performance of the Standard & Poor’s MidCap 400® Index (the “S&P 400”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.
     NVIT S&P 500 Index Fund. The investment objective of the NVIT S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”). There can be no assurance that the investment objective of the Fund will be achieved.
     NVIT Small Cap Index Fund. The investment objective of the NVIT Small Cap Index Fund is to match the performance of the Russell 2000®Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.
     About Indexing. The Index Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.
     Indexing and Managing the Funds. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of the value of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.
     Because each Index Fund seeks to replicate the total return of its respective index, BlackRock, subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.
     BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.
     The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). BlackRock will make investment changes to an Index Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Funds’ target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, BlackRock generally will not attempt to judge the merits of any particular security as an investment.
          Each Index Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes, and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund’s total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that for the NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund, total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the NVIT S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)) and 150 basis points for the NVIT Mid Cap Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Board of Trustees may consider alternative strategies for the Funds.
Additional Information Concerning the Indices
          Barclays Capital U.S. Aggregate Bond Index. The NVIT Bond Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Barclays Capital. Barclays Capital has no responsibility for and does not participate in the NVIT Bond Index Fund’s management.
          Russell 2000 Index. The NVIT Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments. Russell Investments is not responsible for and has not reviewed the NVIT Small Cap Index Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
          Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Russell Investments has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.
          Russell Investments’ publication of the Russell 2000 Index in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Russell Investments makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Russell Investments makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Russell Investments makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.
          EAFE Index. The EAFE Index is the exclusive property of MSCI Barra. The EAFE Index is a service mark of MSCI Barra.
          The NVIT International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Barra. MSCI Barra makes no representation or warranty, express or implied, to the owners of shares of the NVIT International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the NVIT International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI Barra is the licensor of certain trademarks, service marks and trade names of MSCI Barra and of the EAFE Index. MSCI Barra has no obligation to take the needs of the

NVIT International Index Fund or the owners of shares of the NVIT International Index Fund into consideration in determining, composing or calculating the EAFE Index. MSCI Barra is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the NVIT International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the NVIT International Index Fund and are redeemable for cash. MSCI Barra has no obligation or liability to owners of shares of the NVIT International Index Fund in connection with the administration, marketing or trading of the NVIT International Index Fund.
          Although MSCI Barra shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which it considers reliable, MSCI Barra does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. MSCI Barra makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the NVIT International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. MSCI Barra makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI Barra have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
          S&P 500 Index and S&P 400® Index. Pursuant to an agreement with McGraw-Hill Companies, Inc., on behalf of the NVIT S&P 500 Index Fund and NVIT Mid Cap Index Fund, the Funds are authorized to use the trademarks of the McGraw-Hill Companies, Inc.
          Standard & Poor’s 500®, S&P 500®, S&P®, 500®, Standard & Poor’s MidCap 400®, S&P MidCap 400®, and S&P 400® are trademarks of The McGraw-Hill Companies, Inc. The NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400® Index to track general stock market performance. S&P’s only relationship to the Funds, the adviser or sub-advisers is the licensing of certain trademarks and trade names of S&P and of the S&P 500® and S&P 400® indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500® and S&P 400® Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds’ shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500® or S&P 400® Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500® and S&P 400® Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.
Temporary Investments
          Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for anticipated redemptions, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund (except the NVIT Index Funds) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. Each Index Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance, although each may use temporary investments pending investment of cash balances or to manage anticipated redemption activity.
PORTFOLIO TURNOVER
          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund. The table below explains any significant variation in the Funds’ portfolio turnover rate for the fiscal years ended December 31, 2008 and 2007 or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

FUND	2008	2007
Gartmore NVIT Developing Markets Fund		98.49%
Gartmore NVIT Emerging Markets Fund		62.52%
NVIT Health Sciences Fund		116.00%
NVIT Global Financial Services Fund		150.87%
NVIT Technology and Communications Fund		499.51%
NVIT Nationwide Fund		377.04%
NVIT International Value Fund		157.60%

[1]	The portfolio manager for the Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2008, the portfolio manager made fewer changes than in fiscal year 2007.

[2]	The portfolio manager for the Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2008, the portfolio manager made more changes than in fiscal year 2007.
INVESTMENT RESTRICTIONS
          The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding securities, whichever is less.
Each of the Funds:
•	May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
•	May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
In addition, each Fund, except NVIT Health Sciences Fund, Gartmore NVIT Global Utilities Fund, NVIT Global Financial Services Fund, NVIT U.S. Growth Leaders Fund, Gartmore NVIT Worldwide Leaders Fund, NVIT Nationwide Leaders Fund, NVIT Technology and Communications Fund, NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, NVIT Small Cap Index Fund, NVIT Enhanced Income Fund and Van Kampen NVIT Real Estate Fund:
•	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each of the NVIT Money Market Fund and NVIT Money Market Fund II will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.
Each Fund, except for NVIT Health Sciences Fund, Gartmore NVIT Global Utilities Fund, NVIT Technology and Communications Fund, NVIT Global Financial Services Fund, NVIT U.S. Growth Leaders Fund and Van Kampen NVIT Real Estate Fund:
•	May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.
Each of the NVIT Growth Fund, NVIT Nationwide Fund, NVIT Government Bond Fund, NVIT Money Market Fund and NVIT Money Market Fund II:
•	May not purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.
The NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund:
•	May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.
The NVIT Enhanced Income Fund:

•	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. Practically speaking, this means that with respect to 75% of its assets, the Fund may not invest more than 5% of its assets in the securities of any one issuer, and may not hold more than 10% of the outstanding voting securities of such issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, country or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.
Concentration Policies
          Each of the following Funds invests 25% or more of its assets in the securities of companies in the same or related industries as described below:
THE NVIT U.S. GROWTH LEADERS FUND*:
•	Will invest 25% or more of its assets in a group of companies in software and related technology industries.
THE NVIT GLOBAL FINANCIAL SERVICES FUND*:
•	Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.
THE GARTMORE NVIT GLOBAL UTILITIES FUND*:
•	Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.
THE NVIT HEALTH SCIENCES FUND*:
•	Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.
THE NVIT TECHNOLOGY AND COMMUNICATIONS FUND*:
•	Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

THE VAN KAMPEN NVIT REAL ESTATE FUND*:
•	Shall invest more than 25% of its total assets in the securities of issuers in real estate industries.

*	For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.
          The following are the non-fundamental operating policies of each of the Funds, except NVIT Nationwide Fund, NVIT Growth Fund, NVIT Government Bond Fund, NVIT Money Market Fund and NVIT Money Market Fund II, which may be changed by the Board of Trustees of the Trust without shareholder approval:
Each Fund may not:
•	Sell securities short (except for the NVIT Mid Cap Index Fund, NVIT U.S. Growth Leaders Fund and the NVIT Nationwide Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The NVIT Mid Cap Index Fund, NVIT U.S. Growth Leaders Fund and the NVIT Nationwide Leaders Fund may only sell securities short in accordance with the description contained in their respective Prospectuses or in this SAI.
•	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.
Each of the Funds, except the NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index fund, may not:
•	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.
          The following are the non-fundamental operating policies of the NVIT Growth Fund, NVIT Nationwide Fund, NVIT Government Bond Fund, NVIT Money Market Fund and NVIT Money Market Fund II which may be changed by the Board of Trustees of the Trust without shareholder approval:

Each Fund may not:
•	Make short sales of securities.
•	Purchase or otherwise acquire any other securities if, as a result, more than 15% (10% with respect to the NVIT Money Market Fund and NVIT Money Market Fund II) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
•	Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.
THE NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND:
•	May not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.
          The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.
Social Investment Guidelines for the Neuberger Berman NVIT Socially Responsible Fund (this section applies to the Neuberger Berman NVIT Socially Responsible Fund only)
          All social screens require interpretation in their application and is at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund’s Social Investment Guidelines.
Tobacco
          Manufacturers. The Fund does not buy or hold that companies derive 5% or more of revenues from the manufacture of tobacco products. This screen primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).
          Processors and Suppliers. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.
          Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.
          Tobacco-Related Products. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture tobacco products, such as cigarette papers and filters.
          The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the portfolio managers of the Fund do not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.
Alcohol
          Manufacturers and Producers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This screen primarily excludes distillers of hard liquors, brewers, and vintners.
          Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This screen relates primarily to restaurant chains and convenience stores.
          The Fund may buy or hold:
▪	agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers); or

▪	companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages.
Gambling
          Owners and Operators. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This screen primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.
          Manufacturers of Gaming Equipment. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.
   The Fund may buy or hold companies that:
▪	provide specialized financial services to casinos; or

▪	sell goods or services that are clearly nongaming-related to casinos or other gaming operations.
Nuclear Power
          Owners and Operators. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This screen primarily excludes major electric utility companies.
          The Fund may buy or hold:
▪	engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or

▪	electric utility companies that are purchasers and distributors of electricity that may have come from nuclear power plants (but are not themselves owners of such plants).
Military Contracting
          Major Prime Contractors. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons-related contracts. Although this screen permits the Fund to invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, large in dollar value and exclusively designed for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the portfolio managers of the Fund will make a good faith effort to do so.
          Non-Weapons-Related Sales to the Department of Defense. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”). In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. For example, is jet fuel for fighter aircraft a weapons-related product? The portfolio managers of the Fund have decided to treat jet fuel as a civilian product and may buy or hold a company that produces it. The portfolio managers of the Fund will use their best judgment in making such determinations.
          The Fund may buy or hold companies that:
▪	have some minor military business;

▪	have some contracts with the DoD for goods and services that are clearly not weapons-related; or

▪	manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are weapons-related).
Firearms
          Manufacturers. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.
          Retailers. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.
Environment
          Best of Class Approach
          The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship. Among other things, it will look for companies:
▪	that have integrated environmental management systems;

▪	that have measurably reduced their Toxic Release Inventory (TRI) emissions to air, land, or water (on-and off-site releases);

▪	whose TRI emissions are substantially lower than their peers;

▪	that participate in voluntary environmental initiatives led by governmental agencies such as the Environmental Protection Agency (EPA), non-industry organizations, or community groups;

▪	that are committed to the public disclosure of corporate environmental information, such as signatories to CERES (Coalition for Environmentally Responsible Economies) or participants in the GRI (Global Reporting Initiative); or

▪	have innovative processes or products that offer an environmental benefit.
Environmental Risk
          The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:
▪	are major manufacturers of hydrochloroflurocarbons (HCFCs), bromines, or other ozone-depleting chemicals;

▪	are major manufacturers of pesticides or chemical fertilizers;

▪	operate in the gold mining industry; or

▪	design, market, own, or operate nuclear power plants (see Nuclear Power section).

          The portfolio managers of the Fund seriously consider a company’s environmental liabilities, both accrued and unaccrued, as a measure of environmental risk. It views public disclosure of these liabilities as a positive step.
Regulatory Problems
     The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:
▪	environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or

▪	highly publicized community environmental lawsuits or controversies.

Positive factors may include:

▪	good environmental management systems;

▪	progress in implementing environmental programs; and

▪	public disclosure of environmental policies, goals, and progress toward those goals.
     If a company already held in the Fund becomes involved in an environmental controversy, the portfolio managers of the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if the portfolio managers perceive a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.
Diversity
     The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other things, it will look for companies that:
▪	promote women and people of color into senior line positions;

▪	appoint women and people of color to their boards of directors;

▪	offer diversity training and support groups;

▪	purchase goods and services from women- and minority-owned firms; and

▪	have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity.
     The portfolio managers of the Fund attempt to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:
▪	that are currently involved in unsettled major class action discrimination lawsuits;

▪	that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or

▪	with exceptional historical patterns of discriminatory practices.
     Although the portfolio managers of the Fund view companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.
     While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund. If a company already held in the Fund becomes involved in a discrimination controversy, the portfolio managers of the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.
Employment and Workplace Practices
     The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:
▪	offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;

▪	have taken extraordinary steps to treat their unionized workforces fairly; and

▪	have exceptional workplace safety records, particularly OSHA Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation rates.
     The Fund will seek to avoid investing in companies that have:
▪	demonstrated a blatant disregard for worker safety; or

▪	historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.
     Although the portfolio managers of the Fund are deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The portfolio managers of the Fund recognize that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.
Community Relations
          The portfolio managers of the Fund believe that it is important for companies to have positive relations with the communities in which they are located — communities of all races and socio-economic status. It will seek to invest in companies that:
▪	have open communications within the communities in which they operate;

▪	make generous cash donations to charitable organizations, particularly multi-year commitments to local community groups; and

▪	offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations.
          The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See Environment, Regulatory Problems). The portfolio managers of the Fund will be particularly stringent with companies that do not have positive relations with the communities in which they operate.
          If a company already held in the Fund becomes involved in a community controversy, the portfolio managers of the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.
Product Safety
          The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the portfolio managers of the Fund will consider:

▪	the nature of a company’s products; or

▪	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities.
General
          Corporate Actions. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers. In such a case, the Fund may sell a position in a company at a loss.
          Ownership. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.
Internal Revenue Code Restrictions
          In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
          Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.
1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
          Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
          In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
     The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
     Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
     Each Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings and on the Trust’s internet site (www.nationwidefunds.com). Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.
     Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Executive Committee or its duly authorized delegate and will be made only when:
•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.

     Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
     The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Lipper Inc., Morningstar, Inc., RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to State Street Bank and Trust Company where it provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
          NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
TRUSTEES AND OFFICERS OF THE TRUST
Management Information
          Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust are listed in the table below. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1200 River Road, Suite 1000, Conshohocken, PA 19428.

	Position(s)		Number of
	Held with		Portfolios in
	Fund and		Fund
	Length of		Complex
	Time	Principal Occupation(s)	Overseen by	Other Directorships
Name and Year of Birth	Served[1]	During Past 5 Years	Trustee	Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	100	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	100	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

	Position(s)		Number of
	Held with		Portfolios in
	Fund and		Fund
	Length of		Complex
	Time	Principal Occupation(s)	Overseen by	Other Directorships
Name and Year of Birth	Served[1]	During Past 5 Years	Trustee	Held by Trustee[3]
C. Brent DeVore[3] 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	100	None

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	100	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	100	None

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	100	None

	Position(s)		Number of
	Held with		Portfolios in
	Fund and		Fund
	Length of		Complex
	Time	Principal Occupation(s)	Overseen by	Other Directorships
Name and Year of Birth	Served[1]	During Past 5 Years	Trustee	Held by Trustee[3]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002.	100	None

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000.	100	None

[1]	Length of time served includes time served with predecessor of the Trust.

[2]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

     Officers of the Trust

	Position(s)		Number of
	Held with		Portfolios in
	Fund and		Fund
	Length of		Complex
	Time	Principal Occupation(s)	Overseen by	Other Directorships
Name and Year of Birth	Served[1]	During Past 5 Years	Trustee	Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A

	Position(s)		Number of
	Held with		Portfolios in
	Fund and		Fund
	Length of		Complex
	Time	Principal Occupation(s)	Overseen by	Other Directorships
Name and Year of Birth	Served[1]	During Past 5 Years	Trustee	Held by Trustee[3]
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[2]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

	Position(s)		Number of
	Held with		Portfolios in
	Fund and		Fund
	Length of		Complex
	Time	Principal Occupation(s)	Overseen by	Other Directorships
Name and Year of Birth	Served[1]	During Past 5 Years	Trustee	Held by Trustee[3]
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Office and Vice President of Investment Accounting and Operations for Nationwide Funds Group[2]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[2].	N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).	N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[2].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[2]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

	Position(s)		Number of
	Held with		Portfolios in
	Fund and		Fund
	Length of		Complex
	Time	Principal Occupation(s)	Overseen by	Other Directorships
Name and Year of Birth	Served[1]	During Past 5 Years	Trustee	Held by Trustee[3]
Michael Butler 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President and Director of Nationwide Fund Distributors LLC[2] (since January 2008). From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of NFS[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.

[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

[3]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
Responsibilities of the Board of Trustees
     The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.
Board of Trustee Committees
     The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance.
     The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust’s investment adviser (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with the Trust’s investment adviser if the engagement relates to the Trust’s operations and financial reporting; (f) meet and consider the reports of the Trust’s independent auditors; and (g) review and make recommendations to the Board regarding the Code of Ethics of the Trust and that of all Trust adviser, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such of Code of Ethics; and (h) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

     The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust’s Valuation Procedures, applicable to all of the Trust’s portfolio securities; (b) oversee the implementation and operation of the Trust’s Rule 2a-7 Procedures, applicable to the Trust’s money market fund series; (c) oversee the Trust’s portfolio brokerage practices; and (d) oversee distribution of the Trust’s shares of beneficial interest. The Valuation and Operations Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Mr. DeVore, Ms. Dryden and Mr. Kridler (Chairman) each of whom is not an interested person of the Trust, as defined in the 1940 Act.
     The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures; (4) oversee the implementation of the Board’s policies regarding evaluations of the Board and Trustee peer evaluations; (5) review and make recommendations to the Board regarding the Proxy Voting Guidelines, Policies and Procedures of the Trust’s adviser and subadvisers; (6) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (7) oversee implementation of the Trust’s Policy Regarding the Service by Trustees on the Boards of Directors of Public Companies and Unaffiliated Fund Companies; (8) review and make recommendations to the Board regarding the Board’s Statements of Policies Regarding Fund Governance and Board Oversight, Independence & Effectiveness; and (9) monitoring of the performance of legal counsel employed by the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust’s management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Dryden (Chairperson), Ms. Hennigar and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
     The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
     The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes; (4) to review and monitor the performance of the Trust’s funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; and (5) to review and monitor material conflicts of interest that may arise from a portfolio manager’s management of multiple accounts. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Cholmondeley, Mr. DeVore, Ms. Jacobs (Chairperson) and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
Ownership of Shares of Nationwide Funds as of December 31, 2008

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES AND/OR SHARES
	DOLLAR RANGE OF EQUITY	IN ALL REGISTERED INVESTMENT
	SECURITIES AND/OR SHARES IN THE	COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE	FUNDS[1]	FAMILY OF INVESTMENT COMPANIES
Charles E. Allen	None	$
Paula H.J. Cholmondeley	None	$
C. Brent DeVore	None	$
Phyllis Kay Dryden	None	$
Barbara L. Hennigar	None	$
Barbara I. Jacobs	None	$
Douglas F. Kridler	None	$
David C. Wetmore	None	$

[1]	Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.
Ownership in the Funds’ Investment Adviser 1, Subadvisers 2 or Distributor 3 as of December 31, 2008
     Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

NAME OF
	OWNERS AND		TITLE OF CLASS
	RELATIONSHIPS	NAME OF	OF	VALUE OF	PERCENT OF
NAME OF TRUSTEE	TO TRUSTEE	COMPANY	SECURITY	SECURITIES	CLASS
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
C. Brent DeVore	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

[1]	Nationwide Fund Advisors.

[2]	As of the date of this SAI, subadvisers to the series of the Trust include Aberdeen Asset Management Inc., AllianceBernstein L.P., American Century Investment Management, Inc., American Century Global Investment Management, Inc., BlackRock Investment Management, LLC, Deutsche Investment Management Americas Inc., Epoch Investment Partners, Inc., Federated Investment Management Company, Gartmore Global Partners, Goldman Sachs Asset Management, L.P., Invesco Aim Capital Management, Inc., JP Morgan Investment Management, Inc., Lehman Brothers Asset Management LLC, Logan

Circle Partners, LP, Morley Capital Management, Inc., Morgan Stanley Investment Management Inc., Nationwide Asset Management, LLC, Neuberger Berman Management Inc., NorthPointe Capital, LLC, OppenheimerFunds, Inc., Putnam Investment Management, LLC, RiverSource Investments, LLC, Templeton Investment Counsel, LLC, Thompson, Siegel & Walmsley LLC, Van Kampen Asset Management, Waddell & Reed Investment Management Company, Wells Capital Management, Inc. and Wellington Management Company, LLP.

[3]	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
Compensation of Trustees
     The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who also are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended December 31, 2008. In addition, the table sets forth the total compensation paid to the Trustees from all the Funds in the Fund Complex for the fiscal year ended December 31, 2008. Trust officers receive no compensation from the Trust in their capacity as officers.
     The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

PENSION
RETIREMENT
	AGGREGATE	BENEFITS ACCRUED	ESTIMATED ANNUAL	TOTAL
	COMPENSATION	AS PART OF TRUST	BENEFITS UPON	COMPENSATION FOR
NAME OF TRUSTEE	FROM THE TRUST	EXPENSES	RETIREMENT	THE COMPLEX[1]
Charles E. Allen	$	N/A	N/A	$
Paula H.J. Cholmondeley		N/A	N/A
C. Brent DeVore		N/A	N/A
Phyllis Kay Dryden		N/A	N/A
Barbara L. Hennigar		N/A	N/A
Barbara I. Jacobs		N/A	N/A
Douglas F. Kridler		N/A	N/A
Michael D. McCarthy[2]		N/A	N/A
David Wetmore		N/A	N/A
Arden L. Shisler[3]		N/A	N/A

[1]	On December 31, 2008, the Fund Complex included two trusts comprised of 94 investment company funds or series.

[2]	Effective April 1, 2008, Mr. McCarthy resigned as a Trustee of the Trust.

[3]	Effective September 19, 2008, Mr. Shisler resigned as a Trustee of the Trust.
Code of Ethics
     Federal law requires the Trust, each of its investment adviser, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
     Federal law requires the Trust and each of its investment adviser and subadviser to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
INVESTMENT ADVISORY AND OTHER SERVICES
Trust Expenses
     The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group (“NFG”), or its affiliates, and all expenses (other than those assumed by the investment adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants, and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholders’ reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholders’ meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.
Investment Adviser
     Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees. NFA operates primarily as a “Manager of Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.
     NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however NFA does not intend to do so as a routine matter at this time.
     All of the Funds to which this SAI relates are subadvised.
Nationwide Fund Advisors
     NFA pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are also employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
     The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA, on not more than 60 days written notice. The Agreement further provides that NFA may render similar services to others.
     NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of NFS, a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.
     For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

		INVESTMENT
FUND	ASSETS	ADVISORY FEE
AllianceBernstein NVIT Global Fixed Income Fund	All assets	0.55%

American Century NVIT Multi Cap Value Fund	All assets	0.57%

Federated NVIT High Income Bond Fund	$0 up to $50 million	0.80%
	$50 million up to $250 million	0.65%
	$250 million up to $500 million	0.60%
	$500 million and more	0.55%

Gartmore NVIT Developing Markets Fund[1]	$0 up to $500 million	0.95%
	$500 million up to $2 billion	0.90%
	$2 billion and more	0.85%

Gartmore NVIT Emerging Markets Fund[1]	$0 up to $500 million	0.95%
	$500 million up to $2 billion	0.90%
	$2 billion and more	0.85%

Gartmore NVIT Global Utilities Fund[2]	$0 up to $500 million	0.60%
	$500 million up to $2 billion	0.55%
	$2 billion and more	0.50%

Gartmore NVIT International Equity Fund[2]	$0 up to $500 million	0.80%
	$500 million up to $2 billion	0.75%
	$2 billion and more	0.70%

Gartmore NVIT Worldwide Leaders Fund[2]	$0 up to $50 million	0.80%
	$50 million and more	0.75%

		INVESTMENT
FUND	ASSETS	ADVISORY FEE
JP Morgan NVIT Balanced Fund	$0 up to $100 million	0.75%
	$100 million and more	0.70%

Neuberger Berman NVIT Multi Cap Opportunities Fund	All assets	0.60%

Neuberger Berman NVIT Socially Responsible Fund	All assets	0.65%

NVIT Bond Index Fund	$0 up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	$3 billion and more	0.20%

NVIT Core Bond Fund	All assets	0.40%

NVIT Core Plus Bond Fund	All assets	0.45%

NVIT Enhanced Income Fund	$0 up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%

NVIT Global Financial Services Fund[2]	$0 up to $500 million	0.80%
	$500 million up to $2 billion	0.75%
	$2 billion and more	0.70%

NVIT Government Bond Fund	$0 up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	$5 billion and more	0.40%

NVIT Growth Fund	$0 up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%

NVIT Health Sciences Fund[2]	$0 up to $500 million	0.80%
	$500 million up to $2 billion	0.75%
	$2 billion and more	0.70%

NVIT International Index Fund	$0 up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	$3 billion and more	0.25%

NVIT Mid Cap Growth Fund	$0 up to $200 million	0.75%
	$200 million and more	0.70%

NVIT Mid Cap Index Fund	$0 up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	$3 billion and more	0.20%

NVIT Money Market Fund	$0 up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	$5 billion and more	0.34%

		INVESTMENT
FUND	ASSETS	ADVISORY FEE
NVIT Money Market Fund II	$0 up to $1 billion	0.50%
	$1 billion up to $2 billion	0.48%
	$2 billion up to $5 billion	0.46%
	$5 billion and more	0.44%

NVIT Multi-Manager International Growth Fund	All assets	0.85%

NVIT Multi-Manager International Value Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	$2 billion and more	0.65%

NVIT Multi-Manager Large Cap Growth Fund	All assets	0.65%

NVIT Multi-Manager Large Cap Value Fund	All assets	0.65%

NVIT Multi-Manager Mid Cap Growth Fund	All assets	0.75%

NVIT Multi-Manager Mid Cap Value Fund	All assets	0.75%

NVIT Multi-Manager Small Cap Growth Fund	All assets	0.95%

NVIT Multi-Manager Small Cap Value Fund	$0 up to $200 million	0.90%
	$200 million and more	0.85%

NVIT Multi-Manager Small Company Fund	All assets	0.93%

NVIT Multi Sector Bond Fund	$0 up to $200 million	0.75%
	$200 million and more	0.70%

NVIT Nationwide Fund	$0 up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%

NVIT Nationwide Leaders Fund[2]	$0 up to $500 million	0.70%
	$500 million up to $2 billion	0.60%
	$2 billion and more	0.55%

NVIT S&P 500 Index Fund	$0 up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion and more	0.11%

NVIT Short Term Bond Fund	All assets	0.35%

NVIT Small Cap Index Fund	$0 up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	$3 billion and more	0.18%

NVIT Technology and Communications Fund[2]	$0 up to $500 million	0.78%
	$500 million up to $2 billion	0.73%
	$2 billion and more	0.68%

NVIT U.S. Growth Leaders Fund[3]	$0 up to $500 million	0.68%
	$500 million up to $2 billion	0.62%
	$2 billion and more	0.59%

Oppenheimer NVIT Large Cap Growth Fund	All assets	0.50%

		INVESTMENT
FUND	ASSETS	ADVISORY FEE
Templeton NVIT International Value Fund	All assets	0.75%

Van Kampen NVIT Comstock Value Fund	$0 up to $50 million	0.80%
	$50 million up to $250 million	0.65%
	$250 million up to $500 million	0.60%
	$500 million and more	0.55%

Van Kampen NVIT Real Estate Fund	All assets	0.70%

[1]	Until December 1, 2008, each of the Gartmore NVIT Developing Markets Fund and Gartmore NVIT Emerging Markets Fund paid a performance-based fee to NFA that varied depending on the Fund’s performance relative to its benchmark (the MSCI Emerging Markets Index for both). This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, each Fund’s benchmark. At a meeting of the Board of Trustees held in-person on September 18, 2008, the Board of Trustees voted unanimously to eliminate the performance-based management fee with respect to these two funds and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect on December 1, 2008. In eliminating the performance-based fee structure, NFA is subject to a six-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, NFA will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what NFA would have received under the old structure assuming maximum penalty for underperformance.

[2]	Until the effective date of this SAI, each of the Gartmore NVIT Global Utilities Fund, Gartmore NVIT International Equity Fund, Gartmore NVIT Worldwide Leaders Fund, NVIT Global Financial Services Fund, NVIT Health Sciences Fund, NVIT Nationwide Leaders Fund and NVIT Technology and Communications Fund paid a performance-based fee to NFA that varied depending on the Fund’s performance relative to its benchmark, as listed below. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, each Fund’s benchmark. At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee with respect to these funds and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect on May 1, 2009. In eliminating the performance-based fee structure, NFA is subject to a six-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, NFA will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what NFA would have received under the old structure assuming maximum penalty for underperformance.

Fund	Benchmark
Gartmore NVIT Global Utilities Fund	MSCI World Telecommunication Services Index (60%)/MSCI World Utilities Index (40%)

Gartmore NVIT International Equity Fund	MSCI All Country World ex U.S. Index

Gartmore NVIT Worldwide Leaders Fund	MSCI World Index

Fund	Benchmark
NVIT Global Financial Services Fund	MSCI World Financials Index

NVIT Health Sciences Fund	Goldman Sachs Healthcare Index

NVIT Nationwide Leaders Fund	S&P 500 Index

NVIT Technology and Communications Fund	Goldman Sachs Technology Composite Index

[3]	Until the effective date of this SAI, the NVIT U.S. Growth Leaders Fund paid a performance-based fee to NFA that varied depending on the Fund’s performance relative to its benchmark (the S&P 500 Index). This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee with respect to this fund and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect on May 1, 2009. In eliminating the performance-based fee structure, NFA is subject to an eighteen-month transition period. If during this transition period the Fund’s assets are declining and the Fund underperforms its benchmark, the new management fee may be higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, NFA will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, will the management fee under the new fee structure exceed what NFA would have received under the old structure assuming maximum penalty for underperformance.
Limitation of Fund Expenses
     In the interest of limiting the expenses of certain Funds, the Adviser may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, the Adviser has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding interest, taxes, brokerage commissions, short-sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business; in addition, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other costs incurred in connection with the purchase and sale of portfolio securities, and expenses incurred by the Fund in connection with any merger or reorganization are also excluded for certain Funds/classes. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
     Until at least April 30, 2010, with respect to the AllianceBernstein NVIT Global Fixed Income Fund, American Century NVIT Multi Cap Value Fund, Gartmore NVIT Developing Markets Fund, Gartmore NVIT Emerging Markets Fund, Gartmore NVIT Global Utilities Fund, Gartmore NVIT International Equity Fund, Gartmore NVIT Worldwide Leaders Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Neuberger Berman NVIT Socially Responsible Fund, NVIT Bond Index Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Enhanced Income Fund, NVIT Global Financial Services Fund, NVIT Health Sciences Fund, NVIT International Index Fund, NVIT Mid Cap Growth Fund, NVIT Mid Cap Index Fund, NVIT Money Market Fund, NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi Sector Bond Fund, NVIT Nationwide Leaders Fund, NVIT S&P 500 Index Fund, NVIT Short Term Bond Fund, NVIT Small Cap Index Fund, NVIT U.S. Growth Leaders Fund, NVIT Technology and Communications Fund, Oppenheimer NVIT Large Cap Growth Fund, Templeton NVIT International Value Fund and Van Kampen NVIT Real Estate Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii)

the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
•	AllianceBernstein NVIT Global Fixed Income Fund to 0.64% for Class I, Class II, Class III, Class VI and Class Y shares

•	American Century NVIT Multi Cap Value Fund to 0.67% for Class I, Class II and Class Y shares

•	Gartmore NVIT Developing Markets Fund to 1.20% for Class I and Class II shares

•	Gartmore NVIT Emerging Markets Fund to 1.20% for Class I, Class II, Class III, Class VI , and Class Y shares

•	Gartmore NVIT Global Utilities Fund to 0.85% for Class I, Class II and Class III shares

•	Gartmore NVIT International Equity Fund to 1.05% for Class I, Class II, Class III, Class VI, and Class Y shares

•	Gartmore NVIT Worldwide Leaders Fund to 1.05% for Class I, Class II, Class III, and Class VI shares

•	Neuberger Berman NVIT Multi Cap Opportunities Fund to 0.75% for Class I and Class II shares

•	Neuberger Berman NVIT Socially Responsible Fund to 0.78% for Class I, Class II, and Class Y shares

•	NVIT Bond Index Fund to 0.32% for Class II and Class Y shares

•	NVIT Core Bond Fund to 0.55% for Class I, Class II, and Class Y shares

•	NVIT Core Plus Bond Fund to 0.55% for Class I, Class II, and Class Y shares

•	NVIT Enhanced Income Fund to 0.45% for Class II, and Class Y shares

•	NVIT Global Financial Services Fund to 1.05% for Class I, Class II and Class III shares

•	NVIT Health Sciences Fund to 1.05% for Class I, Class II, Class III and Class VI shares

•	NVIT International Index Fund to 0.37% for Class II, Class VI, Class VIII, and Class Y shares

•	NVIT Mid Cap Growth Fund to 0.95% for Class IV shares

•	NVIT Mid Cap Index Fund to 0.32% for Class I, II, III and Class Y shares

•	NVIT Money Market Fund to 0.50% for Class IV shares

•	NVIT Multi-Manager International Growth Fund to 0.96% for Class I, Class II, Class III, Class VI, and Class Y shares

•	NVIT Multi-Manager Large Cap Growth Fund to 0.75% for Class I, Class II, and Class Y shares

•	NVIT Multi-Manager Large Cap Value Fund to 0.77% for Class I, Class II, and Class Y shares

•	NVIT Multi-Manager Mid Cap Growth Fund to 0.82% for Class I, Class II, and Class Y shares

•	NVIT Multi-Manager Mid Cap Value Fund to 0.81% for Class I, Class II, and Class Y shares

•	NVIT Multi Sector Bond Fund to 0.85% for Class I and Class III shares

•	NVIT Nationwide Leaders Fund to 0.95% for Class I, Class II, and Class III shares

•	NVIT S&P 500 Index Fund to 0.23% for Class I, Class II, Class IV, and Class Y shares

•	NVIT Short Term Bond Fund to 0.50% for Class I, Class II, and Class Y shares

•	NVIT Small Cap Index Fund to 0.30% for Class II and Class Y shares

•	NVIT Technology and Communications Fund to 1.03% for Class I, Class II, Class III and Class VI shares

•	NVIT U.S. Growth Leaders Fund to 0.93% for Class I, Class II and Class III shares

•	Oppenheimer NVIT Large Cap Growth Fund to 0.50% for Class I, Class II and Class Y shares

•	Templeton NVIT International Value Fund to 0.87% for Class I, Class II, Class III, Class VI and Class Y shares

•	Van Kampen NVIT Real Estate Fund to 0.85% for Class I, Class II, and Class Y shares

Investment Advisory Fees
     During the fiscal years ended December 31, 2008, 2007 and 2006, NFA earned the following fees for investment advisory services:

	NFA Investment Advisory Fees
	Year Ended December 31,
	2008		2007		2006
	Fees	Fees	Fees	Fees	Fees	Fees
Fund	Earned[1]	Reimbursed	Earned[1]	Reimbursed	Earned[1]	Reimbursed
AllianceBernstein NVIT Global Fixed Income Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A
American Century NVIT Multi Cap Value Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A
Federated NVIT High Income Bond Fund			$1,733,620	—	$1,662,366	—
Gartmore NVIT Developing Markets Fund[3]			4,738,223	—	3,528,048	—
Gartmore NVIT Emerging Markets Fund[3]			4,419,099	—	2,927,674	—
Gartmore NVIT Global Utilities Fund[3]			485,391	—	335,503	—
Gartmore NVIT International Equity Fund[3]			1,101,612	—	634,993	—
Gartmore NVIT Worldwide Leaders Fund			583,551	—	436,694	—
JP Morgan NVIT Balanced Fund			1,400,141	—	1,527,514	16,988
Neuberger Berman NVIT Multi Cap Opportunities Fund[4]			N/A	N/A	N/A	N/A
Neuberger Berman NVIT Socially Responsible Fund[4]			N/A	N/A	N/A	N/A
NVIT Bond Index Fund			2,312,440	—	N/A	N/A
NVIT Core Bond Fund[4]			N/A	N/A	N/A	N/A
NVIT Core Plus Bond Fund[4]			N/A	N/A	N/A	N/A
NVIT Enhanced Income Fund			481,746	—	N/A	N/A
NVIT Global Financial Services Fund[3]			282,286	—	299,637	—
NVIT Government Bond Fund			5,726,698	—	5,373,333	—
NVIT Growth Fund			1,249,861	—	1,291,456	—
NVIT Health Sciences Fund			526,774	—	564,802	—
NVIT International Index Fund			202,578	85,973	3,105	73,132
NVIT Mid Cap Growth Fund			3,188,018	3,955	2,121,167	27,983
NVIT Mid Cap Index Fund			2,635,006	—	1,576,144	—
NVIT Money Market Fund			7,870,360	89,226	6,803,331	112,415
NVIT Money Market Fund II			1,344,079	—	1,545,988	—
NVIT Multi-Manager International Growth Fund[4]			N/A	N/A	N/A	N/A
NVIT Multi-Manager International Value Fund			3,426,479	—	2,237,189	—
NVIT Multi-Manager Large Cap Growth Fund[4]			N/A	N/A	N/A	N/A
NVIT Multi-Manager Large Cap Value Fund[4]			N/A	N/A	N/A	N/A
NVIT Multi-Manager Mid Cap Growth Fund[4]			N/A	N/A	N/A	N/A
NVIT Multi-Manager Mid Cap Value Fund[4]			N/A	N/A	N/A	N/A

	NFA Investment Advisory Fees
	Year Ended December 31,
	2008		2007		2006
	Fees	Fees	Fees	Fees	Fees	Fees
Fund	Earned[1]	Reimbursed	Earned[1]	Reimbursed	Earned[1]	Reimbursed
NVIT Multi-Manager Small Cap Growth Fund			1,317,570	—	1,456,813	—
NVIT Multi-Manager Small Cap Value Fund			5,365,821	—	6,232,921	—
NVIT Multi-Manager Small Company Fund			8,072,857	—	8,700,413	—
NVIT Multi Sector Bond Fund			1,770,580	—	1,838,574	—
NVIT Nationwide Fund			10,871,165	—	9,778,131	—
NVIT Nationwide Leaders Fund			258,533	—	200,289	—
NVIT S&P 500 Index Fund			2,362,816	—	364,536	209,099
NVIT Short Term Bond Fund[4]			N/A	N/A	N/A	N/A
NVIT Small Cap Index Fund			474,071	—	N/A	N/A
NVIT Technology and Communications Fund			495,593	—	337,877	—
NVIT U.S. Growth Leaders Fund			538,845	—	606,492	—
Oppenheimer NVIT Large Cap Growth Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A
Templeton NVIT International Value Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A
Van Kampen NVIT Comstock Value Fund			2,822,941	—	1,893,104	—
Van Kampen NVIT Real Estate Fund[4]			N/A	N/A	N/A	N/A

[1]	Fees net of reimbursement.

[2]	Fund did not commence operations until March , 2009.

[3]	NWD Management & Research Trust (formerly, Gartmore Global Asset Management Trust) (“NMRT”) was the Fund’s investment adviser until September 29, 2006 when it transferred all of its investment advisory responsibilities to NFA, its then wholly-owned subsidiary. Fees stated include those earned by NMRT.

[4]	For the period from March 24, 2008 (commencement of operations) through December 31, 2008.
     Subadvisers
     The Subadvisers for the Funds advised are as follows:

FUND	SUBADVISER
AllianceBernstein NVIT Global Fixed Income Fund	AllianceBernstein, L.P. (“Alliance”)
American Century NVIT Multi Cap Value Fund	American Century Investment Management, Inc. (“American Century”)
Federated NVIT High Income Bond Fund	Federated Investment Management Company (“Federated”)
Gartmore NVIT Developing Markets Fund	Gartmore Global Partners (“GGP”)
Gartmore NVIT Emerging Markets Fund	GGP
Gartmore NVIT Global Utilities Fund	GGP
Gartmore NVIT International Equity Fund	GGP
Gartmore NVIT Worldwide Leaders Fund	GGP
JP Morgan NVIT Balanced Fund	JPMorgan Investment Management Inc. (“JPMorgan”)
Neuberger Berman NVIT Multi Cap Opportunities Fund	Neuberger Berman Management Inc. (“Neuberger Berman”)
Neuberger Berman NVIT Socially Responsible Fund	Neuberger Berman
NVIT Bond Index Fund	BlackRock Investment Management, LLC (“BlackRock”)
NVIT Core Bond Fund	Nationwide Asset Management, LLC (“NWAM”)
NVIT Core Plus Bond Fund	Lehman Brothers Asset Management LLC (“Lehman Brothers”)
NVIT Enhanced Income Fund	Morley Capital Management, Inc. (“Morley”)
NVIT Global Financial Services Fund	Aberdeen Asset Management Inc. (“Aberdeen”),
NVIT Government Bond Fund	NWAM

FUND	SUBADVISER
NVIT Growth Fund	Aberdeen
NVIT Health Sciences Fund	Aberdeen
NVIT International Index Fund	BlackRock
NVIT Mid Cap Growth Fund	NorthPointe Capital LLC (“NorthPointe”)
NVIT Mid Cap Index Fund	BlackRock
NVIT Money Market Fund	NWAM
NVIT Money Market Fund II	NWAM
NVIT Multi-Manager International Growth Fund	Invesco Aim Capital Management, Inc. (“Invesco Aim”) and American Century Global Investment Management, Inc. (“American Century Global”)
NVIT Multi-Manager International Value Fund	Alliance and JPMorgan
NVIT Multi-Manager Large Cap Growth Fund	Neuberger Berman; Goldman Sachs Asset Management, L.P. (“GSAM”); and Wells Capital Management, Inc. (“WellsCap”)
NVIT Multi-Manager Large Cap Value Fund	Deutsche Investment Management Americas Inc. (“Deutsche”); GSAM; and Wellington Management Company, LLP (“Wellington Management”)
NVIT Multi-Manager Mid Cap Growth Fund	American Century and Neuberger Berman
NVIT Multi-Manager Mid Cap Value Fund	American Century; RiverSource Investments, LLC (“RiverSource”); and Thompson, Siegel & Walmsley LLC (“TS&W”)
NVIT Multi-Manager Small Cap Growth Fund	Waddell & Reed Investment Management Company (“WRIMCO”) and OppenheimerFunds, Inc. (“Oppenheimer”)
NVIT Multi-Manager Small Cap Value Fund	Aberdeen; JPMorgan; and Epoch Investment Partners, Inc. (“Epoch”)
NVIT Multi-Manager Small Company Fund	Aberdeen, American Century; Putnam Investment Management, LLC (“Putnam”); Morgan Stanley Investment Management; Neuberger Berman; WRIMCO; and GGP
NVIT Multi Sector Bond Fund	Logan Circle Partners, L.P.
NVIT Nationwide Fund	Aberdeen
NVIT Nationwide Leaders Fund	Aberdeen
NVIT Technology and Communications Fund	Aberdeen
NVIT U.S. Growth Leaders Fund	Aberdeen
NVIT S&P 500 Index Fund	BlackRock
NVIT Small Cap Index Fund	BlackRock
NVIT Short Term Bond Fund	NWAM
Oppenheimer NVIT Large Cap Growth Fund	Oppenheimer
Templeton NVIT International Value Fund	Templeton Investment Counsel, LLC
Van Kampen NVIT Comstock Value Fund	Van Kampen Asset Management (“VKAM”)
Van Kampen NVIT Real Estate Fund	VKAM
     Aberdeen Asset Management Inc. (“Aberdeen”) is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC (“Aberdeen PLC”). Aberdeen manages or sub-advises approximately $                     billion in U.S. fixed income and equity assets for investment companies and institutional and retail clients as of December 31, 2008. Worldwide, Aberdeen PLC had approximately $                     billion in assets under management in a range of global equity, fixed income and property investments.
     AllianceBernstein L.P. (“AllianceBernstein”) is located at 1345 Avenue of the Americas, New York, New York 10105.
American Century Investment Management, Inc. (“American Century”) is located at 4500 Main Street, Kansas City, Missouri 64111, and was formed in 1958. American Century is a wholly-owned subsidiary of

American Century Companies, Inc. (“ACC”). ACC is controlled by James E. Stowers, Jr. by virtue of his ownership of a majority of ACC’s voting stock.
     American Century Global Investment Management, Inc. (“American Century Global”) has been managing mutual funds since January 2005 and is headquartered at 666 3rd Avenue, 23rd Floor, New York, New York 10017. American Century Global is a wholly owned subsidiary of American Century.
     BlackRock Investment Management, LLC, (“BlackRock”) is located at P.O. Box 9011, Princeton, New Jersey 08543-9011. BlackRock is a wholly owned subsidiary of BlackRock, Inc., and is subadviser to each of the Index Funds.
     Deutsche Investment Management Americas Inc., doing business as Deutsche Asset Management (“Deutsche”), is located at 345 Park Avenue, New York, New York 10154 and is an indirect, wholly-owned subsidiary of Deutsche Bank AG.
     Epoch Investment Partners, Inc. (“Epoch”) is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019.
     Federated Investment Management Company (“Federated”) is registered as an investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies.
     Gartmore Global Partners (“GGP”) is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP’s management and executive teams and a number of employees.
     Goldman Sachs Asset Management, L.P. (“GSAM”) is located at 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co.
     Invesco Aim Capital Management, Inc. (“Invesco AIM”) is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco AIM is an indirect wholly-owned subsidiary of Invesco Ltd.
     JPMorgan Investment Management Inc. (“JPMorgan”) is located at 245 Park Avenue, New York, NY 10167. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.
     Lehman Brothers Asset Management LLC (“Lehman Brothers”) principal offices are located at 190 South LaSalle Street, Suite 2400, Chicago, Illinois 60603. Lehman Brothers is a direct wholly-owned subsidiary of Lehman Brothers Holdings Inc.
     Logan Circle Partners, L.P. (“Logan Circle”) is located at 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103. Logan Circle was formed in 2007 and is a privately-held partnership that is majority-owned by its employees and minority-owned by Guggenheim Capital LLC.
     Morgan Stanley Investment Management Inc. (“MSIM”) principal offices are located at 522 Fifth Avenue, New York, New York 10036. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. MSIM does business in certain instances using the name Van Kampen. MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors.

     Morley Capital Management, Inc. (“MCM”), located at 1300 S.W. Fifth Avenue, Suite 3300, Lake Portland, Oregon 97201. MCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. The firm focuses its investment management business on providing fixed-income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts. MCM was the investment adviser to the Fund from its inception on April 20, 2007 through April 30, 2007, and was an affiliate of the Adviser until August 31, 2007.
     Nationwide Asset Management, LLC, (“NWAM”) is located at One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, in part, to serve as investment subadviser for fixed income funds. NWAM is a wholly owned subsidiary of Nationwide Mutual, and thus an affiliate of NFA.
     Neuberger Berman Management Inc. (“Neuberger Berman”) is located at 605 Third Avenue, New York, New York 10158. Neuberger Berman is an indirect wholly owned subsidiary of Lehman Brothers Holdings Inc.
     NorthPointe Capital, LLC (NorthPointe) is located at 101 West Big Beaver, Suite 745, Troy, Michigan 48084, is a domestic-equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds. NorthPointe was organized in 1999. NorthPointe is a subsidiary of NorthPointe Holdings, LLC.
     OppenheimerFunds, Inc. (“Oppenheimer”) is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281. Oppenheimer was formed in 1960 and is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.
     Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts 02109. Putnam is a wholly-owned indirect subsidiary of Putnam Investments, LLC (“Putnam Investments”) which, together with its corporate affiliates and predecessors, has engaged in the investment management business since 1937. Putnam Investments is indirectly owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.
     RiverSource Investments, LLC (“RiverSource”) is located at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and is a wholly-owned subsidiary of Ameriprise Financial, Inc.
     Templeton Investment Counsel, LLC (“TIC”) is located at 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, and is a wholly owned subsidiary of Templeton Worldwide, Inc., which is in turn a wholly owned subsidiary of Franklin Resources, Inc, which operates worldwide as Franklin Templeton Investments.
     Thompson, Siegel & Walmsley LLC (“TS&W”), a Delaware limited liability company, is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, and is a majority-owned subsidiary of Old Mutual (U.S.) Holdings, Inc., a wholly-owned subsidiary of Old Mutual plc, a London exchange-listed international financial services firm. TS&W was founded in 1969.
     Van Kampen Asset Management (“VKAM”) is located at 522 Fifth Avenue, New York, New York 10036 and is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Investment Management Inc.

     Waddell & Reed Investment Management Company (“WRIMCO”) is located at 6300 Lamar Avenue, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts.
     Wells Capital Management, Inc. (“WellsCap”) is located at 525 Market Street, San Francisco, California 94105. WellsCap is an indirect, wholly-owned subsidiary of Wells Fargo & Company.
     Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.
     Subject to the supervision of the Adviser and the Trustees, each of the subadvisers will manage all or a portion of the assets of the Funds as listed above in accordance with the Fund’s investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Funds.
     Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities, by the Board of Trustees, NFA or the applicable subadviser, on not more than 60 days written notice.
Subadvisory Fees Paid
     The following table sets forth the amount NFA paid to the Subadvisers on behalf of each Fund for the fiscal years ended December 31, 2008, 2007 and 20061:

	YEAR ENDED DECEMBER 31,
FUND	2008	2007	2006
AllianceBernstein NVIT Global Fixed Income Fund[2]	N/A	N/A	N/A
American Century NVIT Multi Cap Value Fund[2]	N/A	N/A	N/A
Federated NVIT High Income Bond Fund		$709,581	$685,257
Gartmore NVIT Developing Markets Fund		2,479,766	1,764,024
Gartmore NVIT Emerging Markets Fund		2,337,783	1,463,837
Gartmore NVIT Global Utilities Fund		231,994	167,751
Gartmore NVIT International Equity Fund		598,091	317,497
Gartmore NVIT Worldwide Leaders Fund		376,529	266,785
JP Morgan NVIT Balanced Fund		628,631	690,501
Neuberger Berman NVIT Multi Cap Opportunities Fund[3]		N/A	N/A
Neuberger Berman NVIT Socially Responsible Fund[3]		N/A	N/A
NVIT Bond Index Fund[4]		837,051	N/A
NVIT Core Bond Fund[3]		N/A	N/A
NVIT Core Plus Bond Fund[3]		N/A	N/A
NVIT Enhanced Income Fund[4,5]		116,468	N/A
NVIT Global Financial Services Fund[6]		60,194	N/A

	YEAR ENDED DECEMBER 31,
FUND	2008	2007	2006
NVIT Government Bond[7]		N/A	N/A
NVIT Growth Fund[6]		184,417	N/A
NVIT Health Sciences Fund[6]		71,310	N/A
NVIT International Index Fund		117,557	31,059
NVIT Mid Cap Growth Fund		1,357,176	—
NVIT Mid Cap Index Fund		898,300	521,505
NVIT Money Market Fund[7]		N/A	N/A
NVIT Money Market Fund II7		N/A	N/A
NVIT Multi-Manager International Growth Fund[3]		N/A	N/A
NVIT Multi-Manager International Value Fund[8]		1,713,229	1,118,594
NVIT Multi-Manager Large Cap Growth Fund[3]		N/A	N/A
NVIT Multi-Manager Large Cap Value Fund[3]		N/A	N/A
NVIT Multi-Manager Mid Cap Growth Fund[3]		N/A	N/A
NVIT Multi-Manager Mid Cap Value Fund[3]		N/A	N/A
NVIT Multi-Manager Small Cap Growth Fund[9]		832,152	920,095
NVIT Multi-Manager Small Cap Value Fund		2,883,206	3,346,843
NVIT Multi-Manager Small Company Fund[10]		5,124,274	5,613,174
NVIT Multi Sector Bond Fund[11]		696,635	720,919
NVIT Nationwide Fund		1,381,924	N/A
NVIT Nationwide Leaders Fund[6]		32,811	N/A
NVIT S&P 500 Index Fund		342,017	76,535
NVIT Short Term Bond Fund[3]		N/A	N/A
NVIT Small Cap Index Fund[12]		165,925	N/A
NVIT Technology and Communications Fund[6]		113,022	N/A
NVIT U.S. Growth Leaders Fund[6]		70,510	N/A
Oppenheimer NVIT Large Cap Growth Fund[2]	N/A	N/A	N/A
Templeton NVIT International Value Fund[2]	N/A	N/A	N/A
Van Kampen NVIT Comstock Value Fund		1,242,894	854,125
Van Kampen NVIT Real Estate Fund[3]		N/A	N/A

[1]	The amounts include any fees, if applicable, paid to NWD Management & Research Trust (“NWDMR”). On September 29, 2006, NWDMR transferred all of its investment advisory responsibilities to its wholly-owned investment advisory subsidiary, NFA.

[2]	Fund did not commence operations until March , 2009.

[3]	Fund commenced operations on March 24, 2008.

[4]	Fund commenced operations on April 20, 2007.

[5]	Fund became subadvised by the previous investment adviser on May 1, 2007.

[6]	Fund had no subadviser and was advised directly by NFA until October 1, 2007.

[7]	The NVIT Government Bond Fund, NVIT Money Market Fund and NVIT Money Market Fund II did not have subadviser arrangements until January 1, 2008.

[8]	AllianceBernstein and JPMorgan became subadvisers to the NVIT Multi-Manager International Value Fund on November 14, 2007 and February 7, 2008, respectively. Amount includes fees paid to a previous subadviser to the Fund.

[9]	Oppenheimer became a subadviser to the NVIT Multi-Manager Small Cap Growth Fund on October 1, 2008. Amount includes fees paid to Oberweis Asset Management, Inc., a previous subadviser to the Fund.

[10]	Putnam became a subadviser to the NVIT Multi-Manager Small Company Fund on November 28, 2007.

[11]	Logan Circle became the subadviser to the NVIT Multi Sector Bond Fund on January , 2009. Amounts were paid to the Fund’s previous subadviser, Morgan Stanley Investment Management, Inc.

[12]	Fund commenced operations on April 13, 2007.
Multi-Manager Structure

     NFA and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all change will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
     NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA will regularly provide written reports to the Trust’s Board of Trustees regarding the results of their evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
Portfolio Managers
     Appendix C contains the following information regarding each of the portfolio managers identified in the Funds’ prospectuses: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
     Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1200 River Road, Suite 1000, Conshohocken, PA 19428 serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide SA Capital Trust
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Michael Butler
Joseph Finelli
Stephen T. Grugeon
Doff Meyer

Eric Miller
Dorothy Sanders
Michael S. Spangler
     In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed up sales of shares of each of the Funds.
Distribution Plan
     The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares of certain Funds. The Plan permits such Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan an amount that will not exceed the following amounts:

FUNDS	AMOUNT
AllianceBernstein NVIT Global Fixed Income Fund[1]	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
American Century NVIT Multi Cap Value Fund[2]
Gartmore NVIT Developing Markets Fund
Gartmore NVIT Emerging Markets Fund
Gartmore NVIT International Equity Fund
Gartmore NVIT Global Utilities Fund
Gartmore NVIT Worldwide Leaders Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund[3]
NVIT Nationwide Fund
NVIT Bond Index Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT Enhanced Income Fund
NVIT Global Financial Services Fund
NVIT Government Bond Fund
NVIT Health Sciences Fund
NVIT International Index Fund
NVIT Mid Cap Growth Fund
NVIT Mid Cap Index Fund
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Nationwide Leaders Fund
NVIT S&P 500 Index Fund
NVIT Short Term Bond Fund
NVIT Small Cap Index Fund
NVIT Technology and Communications Fund
NVIT U.S. Growth Leaders Fund
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund

FUNDS	AMOUNT
Van Kampen NVIT Comstock Value Fund
Van Kampen NVIT Real Estate Fund

NVIT Money Market Fund II	0.25% of the average daily net assets of shares of the Fund, all of which will be considered a distribution fee.

AllianceBernstein NVIT Global Fixed Income Fund[1]	0.25% of the average daily net assets of Class VI Fund shares of each Fund, all of which will be considered a distribution fee.
Gartmore NVIT Emerging Markets Fund
Gartmore NVIT International Equity Fund
Gartmore NVIT Worldwide Leaders Fund
NVIT Health Sciences Fund
NVIT International Index Fund
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Technology and Communications Fund
Templeton NVIT International Value Fund

NVIT International Index Fund	0.40% of the average daily net assets of Class VIII Fund shares of each Fund, all of which will be considered a distribution fee.

[1]	The Trust, on behalf of the AllianceBernstein NVIT Global Fixed Income Fund, and NFD have entered into a contract waiving 0.04% of the Distribution and/or Service (12b-1) Fee for Class II and Class VI shares until at least May 1, 2010.

[2]	The Trust, on behalf of the American Century NVIT Multi Cap Value Fund, and NFD have entered into a contract waiving 0.08% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least May 1, 2010.

[3]	The Trust, on behalf of the Neuberger Berman NVIT Socially Responsible Fund, and NFD have entered into a contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least August 1, 2009.
     During the fiscal year ended December 31, 2008, NFD earned the following distribution fees under the Plan:

FUND	FEES PAID
AllianceBernstein NVIT Global Fixed Income Fund[1]	N/A
American Century NVIT Multi Cap Value Fund[1]	N/A
Federated NVIT High Income Bond Fund
Gartmore NVIT Developing Markets Fund
Gartmore NVIT Emerging Markets Fund
Gartmore NVIT Global Utilities Fund
Gartmore NVIT International Equity Fund
Gartmore NVIT Worldwide Leaders Fund
JP Morgan NVIT Balanced Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund[2]
Neuberger Berman NVIT Socially Responsible Fund[2]
NVIT Bond Index Fund
NVIT Core Bond Fund[2]
NVIT Core Plus Bond Fund[2]
NVIT Enhanced Income Fund
NVIT Global Financial Services Fund
NVIT Government Bond Fund
NVIT Growth Fund

FUND	FEES PAID
NVIT Health Sciences Fund
NVIT International Index Fund
NVIT Mid Cap Growth Fund
NVIT Mid Cap Index Fund
NVIT Money Market Fund
NVIT Money Market Fund II
NVIT Multi-Manager International Growth Fund[2]
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund[2]
NVIT Multi-Manager Large Cap Value Fund[2]
NVIT Multi-Manager Mid Cap Growth Fund[2]
NVIT Multi-Manager Mid Cap Value Fund[2]
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Multi Sector Bond Fund
NVIT Nationwide Fund
NVIT Nationwide Leaders Fund
NVIT S&P 500 Index Fund
NVIT Short Term Bond Fund[2]
NVIT Small Cap Index Fund
NVIT Technology and Communications Fund
NVIT U.S. Growth Leaders Fund
Oppenheimer NVIT Large Cap Growth Fund[1]	N/A
Templeton NVIT International Value Fund[1]	N/A
Van Kampen NVIT Comstock Value Fund
Van Kampen NVIT Real Estate Fund[2]

[1]	Fund did not commence operations until March , 2009.

[2]	For the period from March 24, 2008 (commencement of operations) through December 31, 2008.
     These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Plan for services including, but not limited to:
(i) Underwriter services including (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities and (4) expenses related to marketing and promotional activities;
(ii) Printed documents including (1) fund prospectuses, statements of additional information and reports for prospective contract owners and (2) promotional literature regarding the Fund;
(iii) Wholesaling services by NFD or the insurance company including (1) training, (2) seminars and sales meetings and (3) compensation;
(iv) Life insurance company distribution services including (1) fund disclosure documents and reports (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v) Life insurance company contract owner support.

     As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. As long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.
     The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.
     NFD may enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
     The Trust has been informed by NFD that during the fiscal year ended December 31, 2008, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

FINANCING
			CHARGES	BROKER-
	PROSPECTUS	DISTRIBUTOR	WITH	DEALER
	PRINTING &	COMPENSATION &	RESPECT TO B	COMPENSATION
FUND	MAILING[1]	COSTS	& C SHARES	& COSTS[2]
AllianceBernstein NVIT Global Fixed Income Fund[3]	$0	$0	N/A	0
American Century NVIT Multi Cap Value Fund[3]	0	0	N/A	0
Federated NVIT High Income Bond Fund			N/A
Gartmore NVIT Developing Markets Fund			N/A
Gartmore NVIT Emerging Markets Fund			N/A
Gartmore NVIT Global Utilities Fund			N/A
Gartmore NVIT International Equity Fund			N/A
Gartmore NVIT Worldwide Leaders Fund			N/A
JP Morgan NVIT Balanced Fund[4]			N/A
Neuberger Berman NVIT Multi Cap Opportunities Fund[4]			N/A
Neuberger Berman NVIT Socially Responsible Fund[4]			N/A
NVIT Bond Index Fund			N/A
NVIT Core Bond Fund[4]			N/A
NVIT Core Plus Bond Fund[4]			N/A
NVIT Enhanced Income Fund			N/A

FINANCING
			CHARGES	BROKER-
	PROSPECTUS	DISTRIBUTOR	WITH	DEALER
	PRINTING &	COMPENSATION &	RESPECT TO B	COMPENSATION
FUND	MAILING[1]	COSTS	& C SHARES	& COSTS[2]
NVIT Global Financial Services Fund			N/A
NVIT Government Bond Fund			N/A
NVIT Growth Fund			N/A
NVIT Health Sciences Fund			N/A
NVIT International Index Fund			N/A
NVIT Mid Cap Growth Fund			N/A
NVIT Mid Cap Index Fund			N/A
NVIT Money Market Fund			N/A
NVIT Money Market Fund II			N/A
NVIT Multi-Manager International Growth Fund[4]			N/A
NVIT Multi-Manager International Value Fund			N/A
NVIT Multi-Manager Large Cap Growth Fund[4]			N/A
NVIT Multi-Manager Large Cap Value Fund[4]			N/A
NVIT Multi-Manager Mid Cap Growth Fund[4]			N/A
NVIT Multi-Manager Mid Cap Value Fund[4]			N/A
NVIT Multi-Manager Small Cap Growth Fund			N/A
NVIT Multi-Manager Small Cap Value Fund			N/A
NVIT Multi-Manager Small Company Fund			N/A
NVIT Multi Sector Bond Fund			N/A
NVIT Nationwide Fund			N/A
NVIT Nationwide Leaders Fund			N/A
NVIT S&P 500 Index Fund			N/A
NVIT Short Term Bond Fund[4]			N/A
NVIT Small Cap Index Fund			N/A
NVIT Technology and Communications Fund			N/A
NVIT U.S. Growth Leaders Fund			N/A
Oppenheimer NVIT Large Cap Growth Fund[3]	0	0	N/A	0
Templeton NVIT International Value Fund[3]	0	0	N/A	0
Van Kampen NVIT Comstock Value Fund			N/A
Van Kampen NVIT Real Estate Fund[4]			N/A

[1]	Printing and/or mailing of prospectuses to other than current Fund shareholders.

[2]	Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

[3]	Fund did not commence operations until March ___, 2009.

[4]	For the period from March 24, 2008 (commencement of operations) through December 31, 2008.
     A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Administrative Services Plan
     Under the terms of an Administrative Services Plan, a Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

     As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which NFS has agreed to provide certain administrative support services to the Funds held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II, Class III, Class VI or Class VIII shares of the Funds, the annual rate of up to 0.20% of the average daily net assets of Class IV shares of the Funds and at the annual rate of up to 0.10% of the average daily net assets of the Class V shares held by customers of NFS or any such other entity. No fee is paid with respect to the Class Y shares of any Fund.
     During the fiscal years ended December 31, 2008, 2007 and 2006, NFS and its affiliates earned $                    , $29,885,454, and $23,841,947 in administrative services fees from the Funds.
Fund Administration and Transfer Agency Services
     Under the terms of a Fund Administration and Transfer Agency Agreement dated May 1, 2007, as amended and restated June 11, 2008, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services to the Funds, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Conshohocken, Pennsylvania 19428. Each Fund pays NFM a combined annual fee for fund administration and transfer agency services based on the Trust’s average daily net assets according to the following schedule*:

AGGREGATE TRUST FEE AS A PERCENTAGE OF
ASSET LEVEL[1]	NET ASSETS
up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

[1]	The assets of each of the Investor Destination Funds and Cardinal Funds (the “Fund of Funds”), which are featured in a separate Statement of Additional Information, are excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds do not pay any part of this fee.

*	In addition to these fees, the Trust also pays out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes) reasonably incurred by NFM in providing services to the Trust.
     During the fiscal years ended December 31, 2008, 2007 and 2006, Nationwide SA Capital Trust, the Trust’s previous administrator, and NFM, were paid combined fund administration and transfer agency fees from the Funds as follows:

FUND	2008	2007	2006
AllianceBernstein NVIT Global Fixed Income Fund[1]	N/A	N/A	N/A
American Century NVIT Multi Cap Value Fund[1]	N/A	N/A	N/A
Federated NVIT High Income Bond Fund		$179,930	$204,678
Gartmore NVIT Developing Markets Fund		213,875	232,254
Gartmore NVIT Emerging Markets Fund		197,316	193,097
Gartmore NVIT Global Utilities Fund		53,129	44,788
Gartmore NVIT International Equity Fund		70,319	60,709
Gartmore NVIT Worldwide Leaders Fund		42,740	43,491
JP Morgan NVIT Balanced Fund		150,421	183,179

FUND	2008	2007	2006
Neuberger Berman NVIT Multi Cap Opportunities Fund[2]		N/A	N/A
Neuberger Berman NVIT Socially Responsible Fund[2]		N/A	N/A
NVIT Bond Index Fund		549,033	N/A
NVIT Core Bond Fund[2]		N/A	N/A
NVIT Core Plus Bond Fund[2]		N/A	N/A
NVIT Enhanced Income Fund		74,732	N/A
NVIT Global Financial Services Fund		30,891	34,565
NVIT Government Bond Fund		594,398	742,447
NVIT Growth Fund		106,254	143,171
NVIT Health Sciences Fund		31,896	42,867
NVIT International Index Fund		141,819	75,073
NVIT Mid Cap Growth Fund		209,471	190,734
NVIT Mid Cap Index Fund		572,115	425,044
NVIT Money Market Fund		1,083,309	1,137,517
NVIT Money Market Fund II		127,294	197,226
NVIT Multi-Manager International Growth Fund[2]		N/A	N/A
NVIT Multi-Manager International Value Fund		253,240	221,103
NVIT Multi-Manager Large Cap Growth Fund[2]		N/A	N/A
NVIT Multi-Manager Large Cap Value Fund[2]		N/A	N/A
NVIT Multi-Manager Mid Cap Growth Fund[2]		N/A	N/A
NVIT Multi-Manager Mid Cap Value Fund[2]		N/A	N/A
NVIT Multi-Manager Small Cap Growth Fund		71,533	104,196
NVIT Multi-Manager Small Cap Value Fund		331,585	497,317
NVIT Multi-Manager Small Company Fund		484,968	688,111
NVIT Multi Sector Bond Fund		179,084	220,293
NVIT Nationwide Fund		935,732	1,124,043
NVIT Nationwide Leaders Fund		18,304	17,863
NVIT S&P 500 Index Fund		851,565	241,723
NVIT Short Term Bond Fund[2]		N/A	N/A
NVIT Small Cap Index Fund		121,272	N/A
NVIT Technology and Communications Fund		27,846	27,384
NVIT U.S. Growth Leaders Fund		31,644	45,755
Oppenheimer NVIT Large Cap Growth Fund[1]	N/A	N/A	N/A
Templeton NVIT International Value Fund[1]	N/A	N/A	N/A
Van Kampen NVIT Comstock Value Fund		214,028	182,535
Van Kampen NVIT Real Estate Fund[2]		N/A	N/A

[1]	Fund did not commence operations until March , 2009.

[2]	For the period from March 24, 2008 (commencement of operations) through December 31, 2008.
Sub-Administration
     NFM has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services, NFM pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust for which Citi provides such services.
Custodian
     JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.
Legal Counsel

     Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
                                             , serves as the Independent Registered Public Accounting Firm for the Trust.
BROKERAGE ALLOCATION
     NFA and each subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
     Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
     Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.
     There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or a subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
     In purchasing and selling investments for the Funds, it is the policy of NFA and each subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
     NFA and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to NFA or a subadviser pursuant to its respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services actually may not be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and the subadvisers are prohibited from considering the broker-dealers sale of shares of any Fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
     Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
     The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds and the amount of transactions on which the commissions were paid because of research services provided:
FOR THE FISCAL YEAR ENDED DECEMBER 31, 20081

TOTAL AMOUNT
OF
TRANSACTIONS
ON WHICH
	TOTAL BROKERAGE	COMMISSIONS
FUND	COMMISSIONS	PAID
INSERT INFORMATION	INSERT	INSERT

[1]	This information has been provided by the respective Fund’s subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.
     The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds for the fiscal years ended December 31, 2008, 2007 and 20061:

FUND	2008	2007	2006
AllianceBernstein NVIT Global Fixed Income Fund[2]	N/A	N/A	N/A
American Century NVIT Multi Cap Value Fund[2]	N/A	N/A	N/A
Federated NVIT High Income Bond Fund		$372	$634
Gartmore NVIT Developing Markets Fund		1,265,525	1,991,790
Gartmore NVIT Emerging Markets Fund		989,943	1,532,665
Gartmore NVIT Global Utilities Fund		143,066	128,281
Gartmore NVIT International Equity Fund		510,934	423,095
Gartmore NVIT Worldwide Leaders Fund		417,777	390,456
JP Morgan NVIT Balanced Fund		171,133	174,633
Neuberger Berman NVIT Multi Cap Opportunities Fund[3]		N/A	N/A
Neuberger Berman NVIT Socially Responsible Fund[3]		N/A	N/A
NVIT Bond Index Fund		480	N/A
NVIT Core Bond Fund[3]		N/A	N/A
NVIT Core Plus Bond Fund[3]		N/A	N/A
NVIT Enhanced Income Fund		—	N/A
NVIT Global Financial Services Fund		120,667	208,168
NVIT Government Bond Fund		—	—
NVIT Growth Fund		949,455	1,351,988
NVIT Health Sciences Fund		138,073	331,337
NVIT International Index Fund		138,590	24,227
NVIT Mid Cap Growth Fund		698,092	409,036
NVIT Mid Cap Index Fund		89,512	52,731
NVIT Money Market Fund		—	—
NVIT Money Market Fund II		—	—
NVIT Multi-Manager International Growth Fund[3]		N/A	N/A
NVIT Multi-Manager International Value Fund		503,521	512,152
NVIT Multi-Manager Large Cap Growth Fund[3]		N/A	N/A
NVIT Multi-Manager Large Cap Value Fund[3]		N/A	N/A
NVIT Multi-Manager Mid Cap Growth Fund[3]		N/A	N/A
NVIT Multi-Manager Mid Cap Value Fund[3]		N/A	N/A
NVIT Multi-Manager Small Cap Growth Fund		189,154	221,918
NVIT Multi-Manager Small Cap Value Fund		1,860,192	3,033,937
NVIT Multi-Manager Small Company Fund		1,964,100	2,502,553
NVIT Multi Sector Bond Fund		57,516	29,764
NVIT Nationwide Fund		11,319,365	6,523,467
NVIT Nationwide Leaders Fund		399,486	317,399
NVIT S&P 500 Index Fund		99,580	31,613
NVIT Short Term Bond Fund[3]		N/A	N/A
NVIT Small Cap Index Fund		76,797	N/A
NVIT Technology and Communications Fund		875,359	549,620
NVIT U.S. Growth Leaders Fund		359,430	523,394
Oppenheimer NVIT Large Cap Growth Fund[2]	N/A	N/A	N/A
Templeton NVIT International Value Fund[2]	N/A	N/A	N/A
Van Kampen NVIT Comstock Value Fund		185,224	166,532
Van Kampen NVIT Real Estate Fund[3]		N/A	N/A

[1]	This information has been provided by the respective Fund’s subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.

[2]	Fund did not commence operations until March ___, 2009.

[3]	For the period from March 24, 2008 (commencement of operations) through December 31, 2008.

     During the fiscal year ended December 31, 2008, the following Funds held investments in securities of their regular broker-dealers:

APPROXIMATE AGGREGATE
VALUE
OF ISSUER’S SECURITIES OWNED BY
	THE FUND AS OF	NAME OF
FUND	DECEMBER 31, 2008	BROKER OR DEALER

     Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
     Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. Subadvisers do not deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
     The following table lists the amount of brokerage commissions paid to affiliated brokers during the last three fiscal years:

COMMISSIONS
FUND	BROKER	2008	2007	2006

     During the year ended December 31, 2008, commissions paid by the [NVIT Fund] to [affiliated broker] represented ___% of total commissions paid by the Fund and such transactions represented ___% of the aggregate dollar amount of transactions involving the payment of commissions.
PURCHASES, REDEMPTIONS AND PRICING OF SHARES
     An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.
     All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

     The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading and on such other days as the Board determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.
     The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and any other days when the Exchange is closed.
     Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
     The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the Exchange (usually 4 P.M. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.
     Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury bills, having a remaining maturity of 60 days or less are considered to be “short-term” and may be valued at amortized cost, which approximates market value.
     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or a designee of NFA, are valued at fair value under procedures approved by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds’ NAVs.
     The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the NAV of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
     The value of portfolio securities in the NVIT Money Market Fund and the NVIT Money Market Fund II (each, a “Money Market Fund”) is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.
     The Board of Trustees has adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from a Money Market Fund’s amortized cost price per share will be determined at such intervals as the Board of Trustees deems appropriate and are reasonable in light of current market conditions. In the event such deviation from a Money Market Fund’s amortized cost price per share exceeds 1/2 of 1 percent, the Board of Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practicable such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund’s average portfolio maturity; or utilizing a NAV per share as determined by using available market quotations.
     The Board of Trustees, in supervising each Money Market Fund’s operations and delegating special responsibilities involving portfolio management to NFA, has undertaken as a particular responsibility within its overall duty of care owed to the Money Market Fund’s shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund’s investment objectives, that the Money Market Fund’s NAV per share will not deviate from $1.
     Pursuant to its objective of maintaining a stable net asset value per share, each Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.
     A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.
     The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
ADDITIONAL INFORMATION
Description of Shares

     The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
     The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

SERIES	SHARE CLASSES
AllianceBernstein NVIT Global Fixed Income Fund	Class I, Class II, Class III, Class VI, Class Y
American Century NVIT Multi Cap Value Fund	Class I, Class II, Class Y
American Funds NVIT Asset Allocation Fund*	Class II
American Funds NVIT Bond Fund*	Class II
American Funds NVIT Global Growth Fund*	Class II
American Funds NVIT Growth Fund*	Class II
American Funds NVIT Growth-Income Fund*	Class II
Federated NVIT High Income Bond Fund	Class I, Class III
Gartmore NVIT Developing Markets Fund	Class I, Class II
Gartmore NVIT Emerging Markets Fund	Class I, Class II, Class III, Class VI, Class Y
Gartmore NVIT Global Utilities Fund	Class I, Class II, Class III
Gartmore NVIT International Equity Fund	Class I, Class II, Class III, Class VI, Class Y
Gartmore NVIT Worldwide Leaders Fund	Class I, Class II, Class III, Class VI
JP Morgan NVIT Balanced Fund	Class I, Class IV
Neuberger Berman NVIT Multi Cap Opportunities Fund	Class I, Class II
Neuberger Berman NVIT Socially Responsible Fund	Class I, Class II, Class Y
NVIT Bond Index Fund	Class II, Class Y
NVIT Cardinal Aggressive Fund*	Class I, Class II
NVIT Cardinal Balanced Fund*	Class I, Class II
NVIT Cardinal Capital Appreciation Fund*	Class I, Class II
NVIT Cardinal Conservative Fund*	Class I, Class II
NVIT Cardinal Moderate Fund*	Class I, Class II
NVIT Cardinal Moderately Aggressive Fund*	Class I, Class II
NVIT Cardinal Moderately Conservative Fund*	Class I, Class II
NVIT Core Bond Fund	Class I, Class II, Class Y
NVIT Core Plus Bond Fund	Class I, Class II, Class Y
NVIT Enhanced Income Fund	Class II, Class Y
NVIT Global Financial Services Fund	Class I, Class II, Class III
NVIT Government Bond Fund	Class I, Class II, Class III, Class IV
NVIT Growth Fund	Class I, Class IV
NVIT Health Sciences Fund	Class I, Class II, Class III, Class VI
NVIT International Index Fund	Class II, Class VI, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund*	Class II, Class VI
NVIT Investor Destinations Balanced Fund*	Class II, Class VI
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class VI
NVIT Investor Destinations Conservative Fund*	Class II, Class VI
NVIT Investor Destinations Moderate Fund*	Class II, Class VI
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class VI
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class VI
NVIT Mid Cap Growth Fund	Class I, Class II, Class III, Class IV
NVIT Mid Cap Index Fund	Class I, Class II, Class III, Class Y
NVIT Money Market Fund	Class I, Class IV, Class V, Class Y
NVIT Money Market Fund II	No Class Designation

SERIES	SHARE CLASSES
NVIT Multi-Manager International Growth Fund	Class I, Class II, Class III, Class VI, Class Y
NVIT Multi-Manager International Value Fund	Class I, Class II, Class III, Class IV, Class VI, Class Y
NVIT Multi-Manager Large Cap Growth Fund	Class I, Class II, Class Y
NVIT Multi-Manager Large Cap Value Fund	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Growth Opportunities Fund	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Growth Fund	Class I, Class II, Class III, Class Y
NVIT Multi-Manager Small Cap Value Fund	Class I, Class II, Class III, Class IV, Class Y
NVIT Multi-Manager Small Company Fund	Class I, Class II, Class III, Class IV, Class Y
NVIT Multi Sector Bond Fund	Class I, Class III
NVIT Nationwide Fund	Class I, Class II, Class III, Class IV, Class Y
NVIT Nationwide Leaders Fund	Class I, Class II, Class III
NVIT S&P 500 Index Fund	Class I, Class II, Class IV, Class Y
NVIT Short Term Bond Fund	Class I, Class II, Class Y
NVIT Small Cap Index Fund	Class II, Class Y
NVIT Technology and Communications Fund	Class I, Class II, Class III, Class VI
NVIT U.S. Growth Leaders Fund	Class I, Class II, Class III
Oppenheimer NVIT Large Cap Growth Fund	Class I, Class II, Class Y
Templeton NVIT International Value Fund	Class I, Class II, Class III, Class VI, Class Y
Van Kampen NVIT Comstock Value Fund	Class I, Class II, Class IV, Class Y
Van Kampen NVIT Real Estate Fund	Class I, Class II, Class Y

*	Information on these Funds is contained in a separate Statement(s) of Additional Information.
     You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
     Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
     An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.
     With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
TAX STATUS
     Election To Be Taxed As A Regulated Investment Company. Each Fund has elected and qualified for its most recent fiscal year, and intends to continue to qualify during the current fiscal year (or if newly organized, intends to elect and qualify), as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. Each Fund intends to distribute all of its net investment income quarterly and its net realized capital gains (reduced by available capital loss carryovers) annually and therefore does not expect to pay federal income tax, although in certain circumstances, a Fund may determine that it is in the interest of shareholders (insurance company separate accounts) to distribute less than that amount. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to contract holders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.
     In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:
•	A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

•	A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

•	A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

     Excise Tax Distribution Requirements. To avoid a 4% excise tax, the Internal Revenue Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders (other than certain permitted shareholders) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether a Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment doesn’t exceed $250,000.
     Consent Dividends. A Fund may utilize consent dividend provisions of Section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of a Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
     Special Rules Applicable to Variable Contracts. In addition to the asset diversification and other requirements for qualification as a regulated investment company, each Fund (including each Underlying Fund other than the Nationwide International Index Fund) is subject to another set of asset diversification requirements under Section 817(h) of the Internal Revenue Code applicable to insurance company separate accounts and their underlying funding vehicles. Each Fund intends to comply with these requirements. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.
     To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, a Fund must (a) be qualified as a “regulated investment company”; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities.
     Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as a Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if
•	All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•	Public access to such investment company is available exclusively through the purchase of a variable contract.
     As provided in the offering documents, all the beneficial interests in the Funds are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Funds is available solely through the purchase of a variable contract.
     In addition, a contract holder should not be able to direct a Fund’s investment in any particular asset so as to avoid the prohibition on investor control. The Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.
     Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.
OTHER TAX CONSEQUENCES
     Effects of Foreign Investments on Distributions. Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.
     The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, a Fund intends to mark-to-market these securities and will recognize any gains at the end of its fiscal tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
     Securities Lending. In a securities lending program, the borrower is entitled to receive the dividend associated with the security borrowed provided that the borrower holds such security on the record date for such dividend. The lender is entitled to receive the economic equivalent of the dividend, as a substitute dividend payment. A Fund’s entry into securities lending transactions may cause substitute dividend payments received from the borrower, in lieu of dividends on loaned stock of domestic corporations, to be not eligible for the corporate dividends received deduction.
     Receipt of Excess Inclusion Income by a Fund. Income received by a Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.” A Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. This income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. In general, excess inclusion income (i) may not be offset with net operating losses, (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is subject to UBTI and (iii) is subject to withholding a 30% tax, to the extent such income is allocable to a shareholder who is not a U.S. person, without regard to otherwise applicable exemptions or rate reductions. A Fund must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent that Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, a Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of a Fund’ excess inclusion income allocable to them on behalf of the disqualified organizations. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion.
     Maintaining A $1 Share Price — Applies Only To The NVIT Money Market Fund And The NVIT Money Market Fund II: Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the NVIT

Money Market Fund or the NVIT Money Market Fund II to adjust distributions to maintain its respective $1 share price. These procedures may result in under- or over-distributions by the Fund of its respective net investment income.
TAX CONSEQUENCES TO SHAREHOLDERS
     Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
     This discussion of “Tax Status,” “Other Tax Consequences” and “Tax Consequences to Contract Holders” is not intended or written to be used as tax advice. The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Fund. Please refer to the prospectus for the variable contracts for more information.
MAJOR SHAREHOLDERS
     To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Fund’s shares.
     Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America (“NLICA”), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by NFS. Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, is a direct wholly-owned subsidiary of Nationwide Corporation. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.
     As of April ___, 2009, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
     As of April ___, 2009, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Pursuant to an order received from the SEC, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.
FINANCIAL STATEMENTS
     The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2008 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended June 30, 2008 included in the Trust’s unaudited Semiannual Report are incorporated herein by reference. As certain of the Funds are new, the Trust does not expect to have the first annual report for such Funds available until approximately February 28, 2010. Copies of the Annual Report and Semiannual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.	Likelihood of default — capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.
INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.
SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC -	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.
SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.
SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.

C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
     The following criteria will be used in making the assessment:
1.	Amortization schedule — the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment — the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS

MIG 1/VMIG 1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

APPENDIX B — PROXY VOTING GUIDELINES SUMMARIES
Aberdeen Asset Management Inc.
HOW PROXIES ARE VOTED
Aberdeen has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals.
When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients.
A summary of the ISS Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen’s affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Aberdeen for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.
2007 ISS Proxy Voting Guidelines Summary
The following is a concise summary of the ISS proxy voting policy guidelines for 2007.
1. Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.
Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.
Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
•	The plan expressly permits repricing of underwater options without shareholder approval; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.
A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.
Director Compensation
Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:
•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options
Qualified Employee Stock Purchase Plans
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR qualified employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value,

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:
•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).
10. Social and Environmental Issues
These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
Vote:
•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.

•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

AllianceBernstein L.P.
STATEMENT OF POLICIES AND PROCEDURES FOR VOTING PROXIES
1. INTRODUCTION
As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.
This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.
2. PROXY POLICIES
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:
2.1. Corporate Governance
AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.
2.2. Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
2.3. Appointment of Auditors
AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4. Changes in Legal and Capital Structure
Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.
2.5. Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.
2.6. Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.
2.7. Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.
2.8. Executive Compensation
AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9.      Social and Corporate Responsibility
AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company.  We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.
3.      PROXY VOTING PROCEDURES
3.1.      Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary.  These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal.  In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues.  Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department.  The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.
3.2.      Conflicts of Interest
AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy.  Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client.  We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind.  Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote;  (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.
Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances.  This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.
3.3.      Proxies of Certain Non-US Issuers
Proxy voting in certain countries requires “share blocking.”  Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.  Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period).  Accordingly, if share blocking is required we generally abstain from voting those shares.
In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies.  For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.  Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.
3.4.      Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue.  AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements.  However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.
3.5.      Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative.  Alternatively, clients may make a written request for proxy voting information to:  Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

American Century Investment Management, Inc./American Century Global Investment Management, Inc.
The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds’ board of trustees has approved the Manager’s Proxy Voting Guidelines to govern the Manager’s proxy voting activities.
The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager’s consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:
❖	Election of Directors
❖	Ratification of Selection of Auditors
❖	Equity-Based Compensation Plans
❖	Anti-Takeover Proposals
➢	Cumulative Voting

➢	Staggered Boards

➢	“Blank Check” Preferred Stock

➢	Elimination of Preemptive Rights

➢	Non-targeted Share Repurchase

➢	Increase in Authorized Common Stock

➢	“Supermajority” Voting Provisions or Super Voting Share Classes

➢	“Fair Price” Amendments

➢	Limiting the Right to Call Special Shareholder Meetings

➢	Poison Pills or Shareholder Rights Plans

➢	Golden Parachutes

➢	Reincorporation

➢	Confidential Voting

➢	Opting In or Out of State Takeover Laws
❖	Shareholder Proposals Involving Social, Moral or Ethical Matters
❖	Anti-Greenmail Proposals
❖	Changes to Indemnification Provisions
❖	Non-Stock Incentive Plans
❖	Director Tenure
❖	Directors’ Stock Options Plans
❖	Director Share Ownership
Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds.
A copy of the Manager’s current Proxy Voting Guidelines is available at www.americancentury.com.
BlackRock Advisors, LLC (BlackRock Investment Management, LLC)
BlackRock Advisors, Inc. (“BAI”) BAI’s Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below.
BAI recognized that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BAI concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BAI assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BAI’s continued confidence remains warranted. If BAI determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BAI determines other mitigating circumstances are present.
BAI’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including different voting practices in jurisdiction outside the Unites Sates, might warrant departure from these guidelines. In proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BAI’s ability to vote such proxies in the best interest of the Funds. Accordingly, BAI may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.
Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BAI may manage assets of a pension plan of a company whose management is soliciting proxies, or a BAI director may have a close relative who serves as a director of an executive of a company that is soliciting proxies. BAI’s policy in all cases is to vote proxies based on its client’s best interests.
BAI has engaged Institutional Shareholder Services (“ISS”) to assist in the voting of proxies. ISS analyses all proxy solicitations BAI receives for its clients and votes or advises BAI how, based on BAIs guidelines, the relevant votes should be cast.
Below is a summary of some of the procedures described in the Proxy Voting Policy.
Routine Matters. BAI will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.
Special Issues. BAI will generally vote against social issue proposals, which are generally proposed by shareholder who believe that the corporation’s internally adopted policies are ill-advised or misguided.
Financial /Corporate Issuers. BAI will generally vote in favor of management proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.
Shareholder Rights. Proposals in this category are made regularly by both management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BAI will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of these particular circumstances.

Deutsche Asset Management
     The Policy implements standards that are reasonably designed to ensure that proxies are voted in the best economic interest of its clients. The Policy outlines the responsibilities of the Proxy Voting Working Group, which oversees Deutsche Asset Management’s proxy voting activities. The Policy also provides standards to address conflicts of interest and improper influence in reference to proxy voting. The Proxy Voting Policies set forth standards that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with our fiduciary role and the best economic interests of our clients. Generally, under normal circumstances, Deutsche Asset Management votes proxies in accordance with its pre-determined Proxy Voting Guidelines. In the limited circumstances where Deutsche Asset Management’s proxy voting committee evaluates and votes a particular proxy, the proxy voting committee shall vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of clients. If Deutsche Asset Management determines, however, that a material conflict of interest exists with respect to a particular proxy that is being considered by Deutsche Asset Management’s proxy voting committee, Deutsche Asset Management will either follow (i) the instructions obtained from affected clients, if time permits, or (ii) the recommendations of an independent third-party proxy voting specialist.
Epoch Investment Partners, Inc.
Introduction
The Firm has adopted this Proxy Voting Policy and Procedures (the “Policy”) to comply with Rule 206(4)-6 (the “Rule”) under the Advisers Act. The Rule requires each investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients. Such procedures must: Include how the adviser addresses material conflicts that may arise between its own interests and those of its clients; (b) Disclose to clients how they may obtain information from the adviser about how it voted with respect to their securities; and (c) Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
The staff of the Securities and Exchange Commission has issued interpretive guidance on investment advisers that use the recommendations of independent third parties to vote client proxies in its letter to Egan-Jones Proxy Services (pub. Avail. May 27, 2004). The interpretive letter addresses what is meant by “independent third party.” The letter states that a third party generally would be independent of an investment adviser if that person is free from influence or any incentive to recommend that the proxies should be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of an independent proxy voting firm without first ascertaining, among other things, whether the proxy voting firm (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.
The interpretive letter also discusses conflicts of interest that can arise from the proxy voting firm’s relationships with issuers. When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the clients, or whether the adviser needs to take other steps to vote the proxies.
Policy
When the Firm votes proxies for a client, the Firm seeks to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to the Firm’s integrity and reputation that it considers the interests of its clients, and not the interests of the Firm, when voting proxies. All proxy voting decisions will be made under the supervision of the Firm’s compliance department.
In light of the Firm’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. The Firm has also adopted ISS’s proxy voting guidelines. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voting consistent with the Firm’s fiduciary duties.
The Firm believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between the Firm’s interests and those of its clients. ISS Proxy Voting Guidelines Summaries are included in Attachment A.
Recordkeeping
Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:
▪	Any request, whether written (including e-mail) or oral, received by any employee of Epoch, must be promptly reported to the Chief Compliance Officer. All written requests must be retained in the permanent file.

▪	The Chief Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Chief Compliance Officer will distribute to any client requesting proxy voting information the complete proxy voting record of Epoch for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

Any report disseminated to a client(s) will contain the following legend:
“This report contains the full proxy voting record of Adviser Epoch. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”
▪	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

[1]	For clients who have provided Epoch with specific direction on proxy voting, the Chief Executive Officer and/or Assistant Portfolio Manager will review the proxy voting record and permanent file in order to identify those proposals voted differently than how Epoch voted clients not providing direction.

Proxy Voting Policy and Procedures:
▪	Proxy Voting Policy and Procedures.
Proxy statements received regarding client securities:
▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: Epoch is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:
▪	Epoch Proxy Voting Record.

▪	Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure
▪	Epoch will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.
Proxy Solicitation
     As a matter of practice, it is Epoch’s policy to not reveal or disclose to any client how Epoch may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. Epoch will never disclose such information to unrelated third parties.
     The Chief Compliance Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Chief Compliance Officer shall handle all responses to such solicitations.
Federated Investment Management Company
The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.
The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.
On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a

“poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).
On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.
On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.
The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.
In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an

Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.
If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.
Gartmore Global Partners
The corporate governance policy of Gartmore Global Partners (GGP) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients’ votes at company meetings. This document only summarizes GGP’s position and for a fuller understanding reference must be made to GGP’s full corporate governance statement.
CORPORATE GOVERNANCE
Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.
GARTMORE’S POSITION
Voting rights are part of the value of an investment and to be used constructively in our clients’ best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.
VOTING GUIDELINES
•	Shareholder rights — should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

•	Capital issue and repurchase should be on equal terms to all holders.

•	Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

•	Board Structure — there should be sufficient independent non-executives to balance executive management.

•	Chairman and Chief Executive — these significantly different roles should be separated to prevent undue concentration of power within the company.

•	Board Committees — strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

•	Service contracts — should not be of excessive length or used to shield executives who do not perform.

•	Re-election — all directors should be required to stand for re-election at regular intervals, at least every 3 years.

•	Incentive schemes — share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.
GARTMORE’S PROCEDURES
     We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.
Conflicts of Interest
     GGP recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:
•	where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company

•	where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:
•	referring decisions to a senior manager unconnected with the day to day management of the fund concerned

•	using the advice of an outside body

•	approaching clients directly.
     In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.
Goldman Sachs Asset Management
     Goldman Sachs Asset Management (the “Investment Adviser”) has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Fund. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by

Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.
     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.
     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.
Invesco Aim Proxy Voting Guidelines
Introduction
Our Belief
Invesco Aim’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco Aim’s typical investment horizon.

Proxy voting is an integral part of Invesco Aim’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
Proxy administration
The Invesco Aim Proxy Committee (the “Proxy Committee”) consists of members representing Invesco Aim’s Investments, Legal and Compliance departments. Invesco Aim’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco Aim’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Aim Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim’s investment thesis on a company.

•	Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco Aim believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.
•	Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•	Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, AIM generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.
VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim’s typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco Aim’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim’s products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.

Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Policies and Vote Disclosure
A copy of these Guidelines is available at www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.
J.P. Morgan Investment Management, Inc.
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.
Exhibit A
JPMorgan Investment Advisors Inc.
JPMorgan Chase Bank , NA
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated
Lehman Brothers Asset Management LLC
Due to the nature of securities traded for Lehman Brothers Asset Management LLC, proxy voting will be a limited process. When such a situation occurs the following policies and procedures will be followed.
Proxy Voting Policies
Lehman Brothers Asset Management LLC (LBAM) is aware and compliant with SEC Rule 206(4)-6 regarding proxy voting and disclosure and Rule 204-2 pertaining to books and records. Therefore, LBAM shall vote corporate governance proposals in a manner that promotes clear responsibility of management and boards to the long run interests of shareholders. LBAM shall be diligent, independent and consider the best interest of our clients in arriving at proxy voting decisions.
Upon a client’s request, LBAM will disclose how the client’s proxies were voted. Clients can send their requests via e-mail to pricing@lehman.com.
Proxy Voting Procedures
Ann Benjamin, Andy Johnson, Managing Directors, or designees, are responsible for LBAM’s proxy votes and guidelines. The Security Control unit within the Operations Department has administrative responsibility.
Guidelines have been established to apply to the most frequently appearing proxy proposals. Proxy proposals for shares in closed-end funds are excepted from the guidelines, and voting decisions relating to such proposals will be determined on a case-by-case basis. Where specific guidelines don’t apply, the general principles of the Proxy Voting Policies are used. Specific fact situations might warrant departure from the guidelines. Proxies are voted after review of relevant materials (annual report, SEC filings -10K, and votes registered from the prior year) in accordance with these guidelines. The voting rights of securities that are on loan are determined at the time of signing the loan agreement between our clients and their custodian banks; usually the securities on loan do not allow LBAM the voting rights.
Administratively, LBAM utilizes paper ballots. Paper ballots are received via the United States Postal System and holdings for all clients as of record date are obtained from the accounting system (Portia). The ballots’ shares and LBAM’s holdings are verified. If there are discrepancies between the ballot shares and LBAM’s holdings, the custodian is contacted for resolution. Proxies are voted by choosing the appropriate vote selection and the signing of the paper ballots. The signed proxies are mailed in the provided pre-addressed envelope. In rare instances where ballot shares have not been received from all custodians within two weeks of the meeting date, LBAM contacts the custodian. The custodian will follow up with a faxed copy of the paper ballot. If a copy of the ballot is faxed, LBAM returns (via fax or by mail) the proxy with voting instructions to the custodian.
After all proxies are voted, the Operations Department of LBAM keeps a copy of the signed ballot as record of the security, meeting date, proposals, and how we voted for each client. Records are maintained in the Operations Department of LBAM office for five years; after that time the records can be moved to an off-site facility.
The guidelines are designed to eliminate the influence of any conflicts of interest on LBAM’s proxy voting decisions. Although LBAM does not foresee any material conflicts of interest arising, in the event a material conflict of interest does arise, the facts and circumstances of the conflict would be discussed with Lori Loftus, the Chief Compliance Officer, prior to voting. Lori Loftus, Ann Benjamin and/or Andy Johnson will decide if the conflict can be resolved or avoided by applying the guidelines. If the conflict cannot be resolved or avoided by applying the guidelines, LBAM may rely on the advice of an independent third party to determine how to vote the proxy.
Logan Circle Partners, L.P.
Proxy Voting Policy
Logan Circle Partners, LP (“LCP”) anticipates being granted proxy-voting authority as stated in client contracts. Therefore, LCP has adopted and implemented written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients for which the firm has voting authority. Any material conflicts of interest between the firm and clients with respect to proxy voting are resolved in the best interest of clients.
The firm is responsible for the proxy process and record maintenance. Equity and fixed income proxies are based on discussions with the senior analyst covering the particular sector and then final approval is granted by a portfolio manager. After a decision is made by the analyst and Portfolio Manager, the vote is submitted to the Proxy Committee for review. The Proxy Committee is comprised of a Portfolio Manager and members of Operations and Compliance. The Committee will meet at least quarterly and as proxy voting is required or necessary.
After the Committee review, Operations is responsible for submission and record maintenance. In addition, Compliance is responsible for monitoring the proxy process and both client and regulatory requirements.
Proxy Voting Procedures
Compliance is responsible for monitoring proxy review and processing. Proxy voting is performed through Operations and the following are procedures:
Processing
1.	Operations is initially alerted to the proxy meeting and vote. The vote details are provided to the analyst responsible for the sector and Compliance. If the analyst or Portfolio Manager is initially alerted prior to Operations, the analyst or manager will forward to both Operations and Compliance.

2.	A review of the proxy meeting, vote agenda and affected accounts is performed by the analyst and Compliance. This review is on the company, meeting date and cut-off date in which all votes must be submitted. In addition, Compliance will review the accounts and the client guidelines for proxy directions and restrictions.

3.	Compliance will forward all applicable research, proxy material, participating accounts and agenda items to the Proxy Committee for review.

4.	Several days prior to the proxy vote cut-off date (date in which all votes must be submitted), Compliance will schedule a meeting with the Proxy Committee in order to discuss and review the meeting research and vote. Proxy material and research are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of clients.

5.	Voting decisions on equities will be made based on discussions with one of five senior analysts and the particular sector in which they cover. Voting decisions on fixed income will be made based on discussions with one of five senior analysts and the particular sector in which they cover and then final approval will be granted by a portfolio manager.

6.	Compliance and the Proxy Vote Committee will determine if a conflict of interest is present when voting a particular proxy. Please see “Conflicts of Interest” below for firm procedures.

7.	The Proxy Vote Committee reviews the meeting agenda and research to determine how to vote in the best interests of clients and per firm guidelines. After a detailed review, the Committee determines the vote and Operations will submit for processing.

8.	Subsequent to the vote, Compliance will review the submission to ensure that all accounts were voted according to firm instructions. This review and all exceptions are documented and maintained for the firm’s records. If it is determined that the firm will be voting outside the guidelines, proper documentation is recorded internally.
Securities on Loan
1.	In the event a client utilizes a securities lending program, the firm will contact the custodian in order to call securities off loan and therefore vote according to proxy procedures. The Chief Operating Officer reviews the shares available for voting and resolves any conflicts.
New Accounts
1.	At account opening, Operations will alert the custodian to confirm that the firm is voting proxies. Operations will confirm proxy submission procedures with the custodian in order for them to submit the votes. The designated compliance person is responsible for resolving all issues and ensuring accounts are correctly set-up.
Resolving Potential Conflicts of Interest
Compliance and the Proxy Committee are responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:
1.	Managing a pension plan for a company whose management is soliciting proxies.
2.	Significant business relationships (ex. having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast).
3.	Significant personal / family relationship (ex. adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships).
In instances where a material conflict of interest exists, it is the firm’s policy to address and document the conflict for the Proxy Committee. The Committee will review and determine a vote which Compliance will approve. Where a material conflict of interest has been identified and the matter is not covered in the above-mentioned procedures, LCP will disclose the conflict to the client and advise the client that its securities will be voted upon the representative’s written direction.
Proxy Vote Exceptions
All proxies will be voted, with the exceptions listed below:
i.	If a client account no longer holds the security, LCP will not vote a proxy, as voting would not add value to the client’s account; and

ii.	If a proxy is received after a client has terminated LCP’s services, LCP will not vote the proxy but will forward it directly to the client.

Morgan Stanley Investment Management Inc./Van Kampen Asset Management
I. POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors
1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.	We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.	We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.
2.	Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.	Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.	Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.
D. Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.
1.	We generally support the following:
•	Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals to authorize share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Proposals for higher dividend payouts.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.
E. Takeover Defenses and Shareholder Rights
1.	Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.
G. Executive and Director Remuneration.
1.	We generally support the following proposals:
•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.	Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.
I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
A. Committee Procedures
The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).
The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.
Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Identification of Material Conflicts of Interest
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.
D. Proxy Voting Reporting
The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.
The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
Morley Capital Management, Inc.
Introduction
Morley is an investment adviser that is registered with the U.S. Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Morley provides investment advisory services to various types of clients which may include registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts and individuals.
These guidelines describe how Morley discharges its fiduciary duty on behalf of its clients to vote proxies that are received in connection with underlying portfolio securities held by its clients. Due to the nature of Morley’s advisory services and the securities that it purchases on behalf of its clients, proxies are very infrequent. However, this Policy address several contingencies for proxy voting even though they will rarely, if ever, occur. Morley understands that it has a duty to vote proxies as set forth in relevant advisory agreements and contracts. Further, Morley understands its responsibility to process proxies and to maintain all required records regarding proxy voting.
It is Morley’s Policy is to vote proxies solely in a manner that best serves the economic interests of its clients.
How Proxies are Voted
Morley shall administer all proxies. Proxies are received by Morley at its offices located at 1300 SW Fifth Ave., Suite 3300, Portland OR 97201. Upon receipt, the Morley Chief Investment Officer shall review the proxy and cast the vote in a timely manner that best serves the economic interests of its clients. Morley shall attempt to process every vote for all domestic and foreign proxies that Morley receives.
There may be situations, however, where Morley cannot process a proxy in connection with a foreign security. For example, Morley will not process a foreign proxy if (1) the cost of voting the foreign proxy outweighs the benefit of voting the foreign proxy; (2) when Morley has not been given enough time to process the vote; and (3) when a sell order for a foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.
In the event that a proxy vote presents a conflict of interest or the appearance of such conflict for Morley, the matter shall be referred to the Morley Chief Compliance Officer (“CCO”). The Morley CCO shall consult with the Principal Global Investors (“PGI”) Chief Compliance Officer and the PGI Chief Operating Officer who shall collectively make a determination on the conflict of interest and document their collective decision regarding how to vote the specific issue in the best economic interest of its client(s) in order to ensure that an independent decision is made in that circumstance.

Recordkeeping
Morley shall maintain, at a minimum, the following records: (1) the Morley Proxy Voting Policy and Procedures; (2) proxy statements received regarding underlying portfolio securities held by clients; (3) records of votes cast on behalf of clients; (4) Client written requests for information on how Morley voted proxies for said client; (5) any response to clients regarding their request for information as to how Morley voted proxies for the Client; (6) any documents prepared by Morley that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.
The records and other items shall be maintained for at least 5 years with the first two years in an easily accessible place, except electronic filings that are available on the SEC’s EDGAR system.
Reporting
Morley shall provide periodic reports in accordance with regulatory requirements and shall provide clients with reports as requested or agreed upon.
Nationwide Asset Management, LLC
Nationwide Asset Management, LLC (“NWAM”) authority to vote client proxies is established by Registrant’s investment advisory agreements or comparable documents.
Generally, NWAM does not provide advice on securities that issue proxies and therefore does not exercise voting authority with respect to client accounts or the securities held within those accounts.
From time to time NWAM may be in a position to vote client proxies. In these instances, NWAM intends to vote proxies in accord with the best economic interests of its clients. NWAM endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients. In order to avoid conflicts of interest, NWAM or an affiliate has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider. NWAM will vote clients’ proxies according to ISS’s proxy voting recommendations.
On an annual basis, NWAM will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of its clients.
NWAM’s Investment Committee votes proxies when ISS has recused itself from a vote recommendation or if senior officers or a member of the Committee believes it necessary in the best economic interests of clients to vote differently. Upon request, Registrant provides clients with a copy of its proxy voting procedures and information on how the client’s proxies were voted.
Nationwide Fund Advisors
GENERAL
The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.
Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwidefunds.com, and the SEC’s website.
HOW PROXIES ARE VOTED
NFA has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities — except, in regard to a sub-advised Fund, for those proxy votes that a sub-adviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Sub-adviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Sub-adviser(s) has determined could materially affect the security on loan.
DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.
2007 ISS Proxy Voting Guidelines Summary
The following is a concise summary of the ISS proxy voting policy guidelines for 2007.
1. Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
Classification/Declassification of the Board
  Vote AGAINST proposals to classify the board.

  Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.
Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.
Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
  Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

  Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
  Vote AGAINST proposals to require a supermajority shareholder vote.

  Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
  Vote AGAINST proposals to create a new class of common stock with superior voting rights.

  Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.
Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
•	The plan expressly permits repricing of underwater options without shareholder approval; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.
A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.
Director Compensation
Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:
•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options
Qualified Employee Stock Purchase Plans
  Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

  Vote FOR qualified employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value,

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.
Nonqualified Employee Stock Purchase Plans
  Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

  Vote FOR nonqualified plans with all the following features:
•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).
10. Social and Environmental Issues
These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.

•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.
Neuberger Berman Management Inc.
Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.
For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.
In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
NorthPointe Capital, LLC
GENERAL
NorthPointe Capital LLC (“NorthPointe”) is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NorthPointe currently provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NorthPointe performs for Clients. NorthPointe’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NorthPointe has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NorthPointe has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
HOW PROXIES ARE VOTED
NorthPointe has delegated to Institutional Shareholder Services (“ISS”), an indirect subsidiary of RiskMetrics Group, and an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NorthPointe. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis.
Specifically, ISS assists NorthPointe in the proxy voting and corporate governance oversight process by developing and updating the “RiskMetrics Group and ISS Proxy Voting Guidelines,” which are incorporated into NorthPointe’s Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NorthPointe’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NorthPointe, generally will result in proxy voting decisions which serve the best economic interests of Clients. NorthPointe has reviewed, analyzed, and determined that the RiskMetrics Group and ISS Proxy Voting Guidelines are consistent with the views of NorthPointe on the various types of proxy proposals. When the RiskMetrics Group and ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NorthPointe; and (ii) NorthPointe will use its best judgment in voting proxies on behalf of the Clients. A summary of the RiskMetrics Group and ISS Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
NorthPointe does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined RiskMetrics Group and ISS Proxy Voting Guidelines, NorthPointe generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NorthPointe, then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief compliance officer for NorthPointe. The chief compliance officer for NorthPointe then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NorthPointe then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NorthPointe, through ISS, shall attempt to process every vote for all domestic and foreign proxies that it receives; however, there may be cases in which NorthPointe will not process a proxy because it is impractical or too expensive to do so. For example, NorthPointe will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NorthPointe has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NorthPointe generally will not seek to recall the securities on loan for the purpose of voting the securities.
2008 RISKMETRICS GROUP and ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the proxy voting policy guidelines for 2008.
1. Auditors
     Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless there are compelling reasons to recommend against the proposal such as the company has a strong countervailing governance structure, including a lead director, public disclosure of comparison of duties of lead director and chairman; public disclosure of explanation why company chooses not to give the position of chairman to the independent lead director and instead combine the chairman and CEO positions, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers nor have any problematic governance issues.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.
Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.
3.	Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to restore or permit cumulative voting unless the company meets specific criteria.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification or redeem it unless the company has a shareholder approved poison pill in place or the company has adopted a policy concerning the adoption of a pill in the future. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.
9. Executive and Director Compensation
ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.
Vote AGAINST a plan if the cost in unreasonable (exceeds the allowable cap).

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
•	The plan expressly permits repricing of underwater options without shareholder approval; or
•   There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or
•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.

•	The plan is a vehicle for poor pay practices.
A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate plus one standard deviation over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.
Director Compensation
Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:
•	Stock ownership guidelines (a minimum of three times the annual cash retainer)
•   Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options
Qualified Employee Stock Purchase Plans
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.
Nonqualified Employee Stock Purchase Plans
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:
•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
• Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).
10. Social and Environmental Issues
These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
•      FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
•      AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.
•      CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.
OppenheimerFunds, Inc.
     ■ Portfolio Proxy Voting. OFI has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which OFI votes proxies relating to securities (“portfolio proxies”) held by the Fund. OFI’s primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. OFI has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with OFI’s Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and OFI or OFI’s affiliates or business relationships. Such a conflict of interest may arise, for example, where OFI or an affiliate of OFI manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. OFI and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, OFI employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, OFI will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to OFI on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to OFI on how to vote, OFI will vote in accordance with the third-party proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines’ provisions with respect to certain routine and non-routine proxy proposals are summarized below:
•	OFI generally votes with the recommendation of the issuer’s management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.

•	OFI evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee’s investment in the company.

•	In general, OFI opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.

•	OFI supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

•	OFI opposes proposals to classify the board of directors.

•	OFI supports proposals to eliminate cumulative voting.

•	OFI opposes re-pricing of stock options without shareholder approval.

•	OFI generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes plans it considers to be excessive.

Putnam Investment Management, LLC
The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.
The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.
Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.
The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.
The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).
I. BOARD-APPROVED PROPOSALS
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:
Matters relating to the Board of Directors
Uncontested Election of Directors
The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:
▶ The funds will withhold votes for the entire board of directors if
• the board does not have a majority of independent directors,
• the board has not established independent nominating, audit, and compensation committees,
• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or
• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.
▶ The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.
▶ The funds will withhold votes for any nominee for director who:
• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),
• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),
• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or
• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).
Commentary:
Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.
Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.
Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.
Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.
Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.
Contested Elections of Directors
▶ The funds will vote on a case-by-case basis in contested elections of directors.
Classified Boards
▶ The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.
Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.
Other Board-Related Proposals
The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).
Executive Compensation
The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
▶ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).
▶ The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).
▶ The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.
▶ The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).
▶ The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
▶ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.
Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.
Capitalization
Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:
▶ The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).
▶ The funds will vote for proposals to effect stock splits (excluding reverse stock splits).
▶ The funds will vote for proposals authorizing share repurchase programs.
Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.
Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:
▶ The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.
Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws — notably Delaware — provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.
Anti-Takeover Measures
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:
▶ The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and
▶ The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.
Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.
Other Business Matters
Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:
▶ The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits to change a company’s name or to authorize additional shares of common stock).
▶ The funds will vote against authorization to transact other unidentified, substantive business at the meeting.
▶ The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.
Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.
II. SHAREHOLDER PROPOSALS
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
▶ The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
▶ The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
▶ The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met:
• the company undergoes a change in control, and
• the change in control results in a loss of employment for the person receiving the severance payment.
▶ The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.
▶ The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).
▶ The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).
▶ The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.
▶ The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.
Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors —and in particular their independent directors — accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.
However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)
The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.
The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.
III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers — i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.
In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.
In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.
The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:
Uncontested Election of Directors
Japan
▶ For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if
• the board does not have a majority of outside directors,
• the board has not established nominating and compensation committees composed of a majority of outside directors, or
• the board has not established an audit committee composed of a majority of independent directors.
▶ The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.
Commentary:
Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.
Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.
Korea
▶ The funds will withhold votes for the entire board of directors if
• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or
• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.
Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.
United Kingdom
▶ The funds will withhold votes for the entire board of directors if
• the board does not have at least a majority of independent non-executive directors,
• the board has not established nomination committees composed of a majority of independent non-executive directors, or
• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.
▶ The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).
Commentary:
Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.
Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.
Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.
Canada
In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.
Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.
Russia
▶ The funds will vote on a case-by-case basis for the election of nominees to the board of directors.
Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.
In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.
Other Matters
▶ The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.
▶ The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.
▶ The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
▶ The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.
RiverSource Investments, LLC
INFORMATION REGARDING PROXY VOTING POLICIES AND PROCEDURES
Our proxy voting policies and procedures are designed to satisfy our fiduciary obligation with respect to proxy voting in situations where we have been vested with proxy voting authority. In voting proxies on behalf of our advisory clients, we apply the following general principles in an effort to satisfy this fiduciary obligation:
•	Maximizing shareholder value;

•	considering all relevant factors; and

•	voting without undue influence from individuals or groups.
We have adopted proxy voting guidelines covering certain types of proposals. These guidelines indicate whether we vote for or against a particular proposal, or whether the matter should be considered on a case-by-case basis. When vested with proxy voting authority and in the absence of specific client guidelines, we will generally vote in the same manner as proxies being voted for clients of our affiliates who have adopted the same voting guidelines. However, recognizing that we and our affiliates each have an independent fiduciary obligation with respect to the voting of proxies, the proxy voting policies fully preserve our ability, and the ability of each affiliate, to vote in a manner contrary to other affiliates.

Examples of the approach taken in RiverSource Investments’ proxy voting guidelines with respect to certain types of proposals include:
Corporate governance matters — RiverSource Investments supports proxy proposals that we believe are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example, we support the annual election of all directors and proposals to eliminate classes of directors. In a routine election of directors, we will generally vote with management’s recommendations because we believe that management is in the best position to know what qualifications are required of directors to form an effective board. However, we will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria.
Stock option plans and other management compensation issues — RiverSource Investments expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. We believe that equity compensation awards can be a useful tool, when not abused, for retaining and motivating employees to engage in conduct that will improve the performance of the company. In this regard, we generally favor minimum holding periods of stock obtained by senior management pursuant to an options plan and will vote against compensation plans for executives that we deem excessive.
In exercising our proxy voting responsibilities, we may consider the recommendations of a third party research provider and may rely upon the recommendations of this research provider in situations where it is possible to establish voting criteria that are consistent with the intent of our voting guidelines. A complete copy of our discretionary proxy voting guidelines is available upon request.
Where RiverSource Investments is vested with proxy voting authority, it is our policy to vote all proxies on behalf of the client. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside our control, not all proxies may be voted. In addition voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. Certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. We typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that we may determine that the cost of voting outweighs the potential benefit.
The administration of our proxy voting process is handled by a central point of administration at RiverSource Investments (the “Proxy Administrator”) servicing us and our affiliates that have adopted the same proxy voting guidelines. Among other duties, the Proxy Administrator coordinates with our third party proxy voting and research providers. The Proxy Administrator also identifies situations where the guidelines do not clearly require that we vote in a particular manner and assists in researching and making voting recommendations. Our investment personnel may also make recommendations about voting on a proposal, which may include a recommendation to vote in a manner contrary to our guidelines. In addition, while we and each of our affiliates ultimately decides how each proxy will be voted, a Proxy Voting Committee reviews policies and procedures and helps ensure quality and objectivity in connection with our proxy voting procedures. The Committee serves a general oversight function designed to ensure that each affiliate’s interests are represented with respect to proxy voting procedures.
In voting proxies on behalf of clients, we seek to carry out our responsibilities without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. To identify and address potential conflicts of interest, the Proxy Administrator identifies those instances in which we or one of our affiliates intends to vote in a manner inconsistent with the guidelines or when a proxy proposal is not covered by the guidelines. In these cases, certain conflict of interest reviews are conducted. If a conflict is identified, the Proxy Administrator will coordinate facilitation of a resolution that is consistent with our fiduciary obligations. With respect to Ameriprise Financial, Inc. proxies, we vote in accordance with the recommendation of an independent third party.
On an annual basis, or more frequently as determined necessary, we review our existing voting guidelines or add new guidelines. In connection with this review, we consider, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The proxy voting structure adopted by us and our affiliates is designed to ensure that each affiliate is satisfying its fiduciary and other regulatory obligations that govern the voting of proxies while allowing each affiliate to vote proxies based on what it believes is prudent and will maximize long-term shareholder value.
We maintain proxy voting records and related records designed to meet our obligations under applicable law. Where permitted by and in accordance with applicable law, we may rely on third parties to make and retain, on our behalf, a copy of the relevant records.
Templeton Investment Counsel, LLC
The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s manager, Templeton Investment Counsel, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.
The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies.
To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.
Where a material conflict of interest has been identified, but the items on which the manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.
To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Section 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.
The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
Manager’s proxy voting policies and principles. The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.
Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.
Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.
Management and director compensation. A company’s equity-based compensation plan should be in alignment with its shareholders’ long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive. The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.
Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The manager generally supports “fair price” provisions and confidential voting.
Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.
Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.
Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.
Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.
The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.
Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.
Thompson, Siegel & Walmsley LLC
Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of its clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, its “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of Institutional Shareholder Services (“ISS”) which is an indirect wholly-owned subsidiary of Risk Metrics Group, Inc. (“RMG”). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines which include:

•	Operational Issues

•	Board of Directors

•	Proxy Contests

•	Anti-takeover Defenses and Voting Related Issues

•	Mergers and Corporate Restructurings

•	State of Incorporation

•	Capital Structure

•	Executive & Director Compensation
•	Equity Compensation Plans

•	Specific Treatment of Certain Award Types in Equity Plan Evaluations

•	Other Compensation Proposals & Policies

•	Shareholder Proposals on Compensation
•	Corporate Responsibility
•	Consumer Issues and Public Safety

•	Environment and Energy

•	General Corporate Issues

•	Labor Standards and Human Rights

•	Military Business

•	Workplace Diversity
•	Mutual Fund Proxies
TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis.

TS&W’s general policy regarding the voting of proxies is as follows:
Proxy Voting Guidelines:
Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.
Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and ISS will examine each issue solely from an economic perspective.
•	A complete summary of ISS’s voting guidelines, domestic and foreign, are available at:

www.issproxy.com/issgovernance/policy/2007policy.html
Conflicts of Interest
•	Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.
Proxy Voting Process:
•	Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

•	The Proxy Coordinator will monitor the voting process at ISS via Governance Analytics website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•	For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

•	TS&W will be responsible for account maintenance — opening and closing of accounts, transmission of holdings and account environment monitoring.

•	Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via Governance Analytics website and via email. TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

•	All proxies are voted solely in the best interest of clients.

•	Proactive communication takes place via regular meetings with ISS’s Client Relations Team.
Practical Limitations Relating to Proxy Voting
While TS&W makes a best effort to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:
•	Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder,

•	Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

•	Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

•	Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Proxy Voting Records & Reports
•	The proxy information is maintained by ISS on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.
•	Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free (800) 697-1056.
Waddell & Reed Investment Management Company
          The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.
          Listed below are several reoccurring issues and WRIMCO’s corresponding positions.
Board of Directors Issues:
          WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

          WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.
          WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.
          WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.
Corporate Governance Issues:
          WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.
          WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.
          WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.
          WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.
          WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.
Executive/Employee Issues:
          WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.
Political Activity:
          WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties.
Conflicts of Interest Between WRIMCO and the Funds:
          WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.
          I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•	Business Relationships — WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•	Personal Relationships — WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•	Familial Relationships — WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.
          WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.
          II. “Material Conflicts”: WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.
          In considering the materiality of a conflict, WRIMCO will take a two-step approach:
•	Financial Materiality — A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO’s annual revenue. If the relationship involves an affiliate, the “material” benchmark will be 15% or more of WRIMCO’s annual revenue.

•	Non-Financial Materiality — WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.
          III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”
•	Use a Proxy Voting Service for Specific Proposals — As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•	Client directed — If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy — If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•	Seek Board Guidance — If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds’ Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.
Wellington Management Company, LLP
          The Funds for which Wellington Management Company LLP (“Wellington Management”) serves as sub adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management’s Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.
          Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.
          Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.
Wells Capital Management, Inc.
Pursuant to Rule 206(4)-6 under the Advisers Act, WellsCap has adopted Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of shareholders. WellsCap exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.
WellsCap utilizes an independent third-party (“Third-Party”), currently RiskMetrics Group (formerly called Institutional Shareholders Services), for voting proxies and proxy voting analysis and research. The Third-Party votes proxies in accordance with the WellsCap Proxy Guidelines established by the Proxy Committee. In addition, clients may elect to have WellsCap vote proxies in accordance with guidelines established pursuant to platforms, e.g., Taft-Hartley, to meet their specific business requirements.
To fulfill its fiduciary duties with respect to proxy voting, WellsCap has designated an officer to administer and oversee the proxy voting process and to monitor the Third-Party to ensure its compliance with the Proxy Guidelines.
WellsCap believes that, in most instances, material conflicts of interest can be minimized through a strict and objective application by the Third-Party of the Proxy Guidelines. In cases where WellsCap is aware of a material conflict of interest regarding a matter that would otherwise require its vote, it will defer to the Third-Party as to how to vote on such matter in accordance with the voting guidelines of the Third-Party. In addition, WellsCap will seek to avoid any undue influence as a result of any material conflict of interest that may exist between the interests of a client and WellsCap or any of its affiliates. To this end, for any Wells Fargo proxy, shares will be voted as directed by an independent fiduciary engaged by Wells Fargo and Company.

APPENDIX C — PORTFOLIO MANAGERS
Information as of December 31, 2008
INVESTMENTS IN EACH FUND

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
Aberdeen Asset Management Inc.
Paul Atkinson	NVIT Nationwide Fund	None
	NVIT Nationwide Leaders Fund	None
Chris Baggini	NVIT U.S. Growth Leaders Fund	None
	NVIT Growth Fund	None
Ralph Bassett	NVIT Technology and Communications Fund	None
Douglas Burtnick	NVIT U.S. Growth Leaders Fund	None
	NVIT Global Financial Services Fund	None
	NVIT Health Sciences Fund	None
	NVIT Growth Fund	None
Joseph A. Cerniglia	NVIT Nationwide Fund	None
Jarett Fisher	NVIT Nationwide Fund	None
Jason Kotik	NVIT Multi-Manager Small Cap Value Fund	None
	NVIT Multi-Manager Small Company Fund	None
Robert Mattson	NVIT Technology and Communications Fund	None
Michael Manzo	NVIT Multi-Manager Small Cap Value Fund	None
	NVIT Multi-Manager Small Company Fund	None
Stuart Quint	NVIT Global Financial Services Fund	None
Francis Radano, III	NVIT Nationwide Fund	None
	NVIT Nationwide Leaders Fund	None
Jean Rhee	NVIT Health Sciences Fund	None
Shahreza Yusof	NVIT Nationwide Fund	None
	NVIT Nationwide Leaders Fund	None

AllianceBernstein L.P.
Henry S. D’Auria	NVIT Multi-Manager International Value Fund	None
Paul J. DeNoon[2]	AllianceBernstein NVIT Global Fixed Income Fund	None
Scott DiMaggio[2]	AllianceBernstein NVIT Global Fixed Income Fund	None
Sharon E. Fay	NVIT Multi-Manager International Value Fund	None
Arif Husain[2]	AllianceBernstein NVIT Global Fixed Income Fund	None
Michael Mon[2]	AllianceBernstein NVIT Global Fixed Income Fund	None
Douglas J. Peebles[2]	AllianceBernstein NVIT Global Fixed Income Fund	None
Matthew Sheridan[2]	AllianceBernstein NVIT Global Fixed Income Fund	None
Kevin F. Simms	NVIT Multi-Manager International Value Fund	None

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
American Century Investment Management, Inc.
Phillip N. Davidson	NVIT Multi-Manager Mid Cap Value Fund	None
American Century NVIT Multi Cap Value Fund[2]
Brad Eixmann	NVIT Multi-Manager Mid Cap Growth Fund	None
Brian Ertley	NVIT Multi-Manager Small Company Fund	None
Glenn Fogle	NVIT Multi-Manager Mid Cap Growth Fund	None
Melissa Fong	NVIT Multi-Manager Small Company Fund	None
Michael Liss	NVIT Multi-Manager Mid Cap Value Fund American Century NVIT Multi Cap Value Fund[2]	None
Kevin Toney	NVIT Multi-Manager Mid Cap Value Fund American Century NVIT Multi Cap Value Fund[2]	None
Thomas Vaiana	NVIT Multi-Manager Small Company Fund	None
Wilhelmine von Turk	NVIT Multi-Manager Small Company Fund	None

American Century Global Investment Management, Inc.
Brian Brady	NVIT Multi-Manager International Growth Fund	None
Mark S. Kopinski	NVIT Multi-Manager International Growth Fund	None

BlackRock Investment Management, LLC
Scott Amero	NVIT Bond Index Fund	None
Debra Jelilian	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
Matthew Marra	NVIT Bond Index Fund
Andrew Phillips	NVIT Bond Index Fund	None
Jeffrey Russo	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None

Deutsche Asset Management
Julie Abbett	NVIT Multi-Manager Large Cap Value Fund	None
James Francis	NVIT Multi-Manager Large Cap Value Fund	None

Epoch Investment Partners, Inc.
David N. Pearl	NVIT Multi-Manager Small Cap Value Fund	None

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
William W. Priest	NVIT Multi-Manager Small Cap Value Fund	None
Michael A. Welhoelter	NVIT Multi-Manager Small Cap Value Fund	None
Federated Investment Management Company
Mark Durbiano	Federated NVIT High Income Bond Fund	None
Gartmore Global Partners
Gerald Campbell	NVIT Multi-Manager Small Company Fund	None
Michael Gleason	NVIT Multi-Manager Small Company Fund	None
Brian O’Neill	Gartmore NVIT International Equity Fund	None
Christopher Palmer	Gartmore NVIT Developing Markets Fund	None
Neil Rogan	Gartmore NVIT Worldwide Leaders Fund	None
Alexandre Voitenok	NVIT Multi-Manager Small Company Fund	Nine
Ben Walker	Gartmore NVIT Global Utilities Fund	None
	Gartmore NVIT International Equity Fund	None
	Gartmore NVIT Emerging Markets Fund	None
Goldman Sachs Management, L.P.
Andrew Alford	NVIT Multi-Manager Large Cap Growth Fund	None
Dolores Bamford	NVIT Multi-Manager Large Cap Value Fund	None
David L. Berdon	NVIT Multi-Manager Large Cap Value Fund	None
Andrew Braun	NVIT Multi-Manager Large Cap Value Fund	None
Mark Carhart	NVIT Multi-Manager Large Cap Growth Fund	None
Scott Carroll	NVIT Multi-Manager Large Cap Value Fund	None
Sean Gallagher	NVIT Multi-Manager Large Cap Value Fund	None
Robert C. Jones	NVIT Multi-Manager Large Cap Growth Fund	None
Eileen Rominger	NVIT Multi-Manager Large Cap Value Fund	None
Invesco Aim Capital Management, Inc.
Shuxin Cao	NVIT Multi-Manager International Growth Fund	None
Matthew W. Dennis	NVIT Multi-Manager International Growth Fund	None
Jason T. Holzer	NVIT Multi-Manager International Growth Fund	None
Clas G. Olsson	NVIT Multi-Manager International Growth Fund	None
Barrett K. Sides	NVIT Multi-Manager International Growth Fund	None
J.P. Morgan Investment

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
Management Inc.
Christopher T. Blum	NVIT Multi-Manager Small Cap Value Fund	None
Michael Fredericks	JP Morgan NVIT Balanced Fund	None
Jeroen Huysinga	NVIT Multi-Manager International Value Fund	None
Patrik Jakobson	JP Morgan NVIT Balanced Fund	None
Anne Lester	JP Morgan NVIT Balanced Fund	None
Georgina Perceval Maxwell	NVIT Multi-Manager International Value Fund	None
Dennis Ruhl	NVIT Multi-Manager Small Cap Value Fund	None
Gerd Woort-Menker	NVIT Multi-Manager International Value Fund	None
Lehman Brothers Asset Management LLC
Thanos Bardas	NVIT Core Plus Bond Fund	None
Andrew A. Johnson	NVIT Core Plus Bond Fund	None
Richard W. Knee	NVIT Core Plus Bond Fund	None
Logan Circle Partners, L.P.
Ryan Brist[3]	NVIT Multi Sector Bond Fund	None
Stephen Cianci[3]	NVIT Multi Sector Bond Fund	None
Scott Moses[3]	NVIT Multi Sector Bond Fund	None
Timothy Rabe[3]	NVIT Multi Sector Bond Fund	None
Morgan Stanley Investment Management Inc.
Sam Chainani	NVIT Multi-Manager Small Company Fund	None
David Cohen	NVIT Multi-Manager Small Company Fund	None
Dennis Lynch	NVIT Multi-Manager Small Company Fund	None
Alexander Norton	NVIT Multi-Manager Small Company Fund	None
Jason Yeung	NVIT Multi-Manager Small Company Fund	None
Morley Capital Management, Inc.
Perpetua M. Phillips	NVIT Enhanced Income Fund	None
Paul Rocheleau	NVIT Enhanced Income Fund	None
Nationwide Asset Management, LLC
Mabel C. Brown	NVIT Core Bond Fund	None
NVIT Short Term Bond Fund
Gary S. Davis	NVIT Core Bond Fund	None
NVIT Short Term Bond Fund
Gary R. Hunt	NVIT Government Bond Fund	None
David A. Magan	NVIT Government Bond Fund	None
Srinath Sampath	NVIT Government Bond Fund	None
Neuberger Berman Management Inc.
Robert D’Alelio	NVIT Multi-Manager Small Company Fund	None

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
John Barker	NVIT Multi-Manager Large Cap Growth Fund	None
Ingrid Dyott	Neuberger Berman NVIT Socially Responsible Fund	None
Lawrence Fisher	NVIT Multi-Manager Large Cap Growth Fund	None
Daniel Fletcher	NVIT Multi-Manager Large Cap Growth Fund	None
Arthur Moretti	Neuberger Berman NVIT Socially Responsible Fund	None
S. Basu Mullick	Neuberger Berman NVIT Multi Cap Opportunities Fund	None
Daniel H. Rosenblatt	NVIT Multi-Manager Large Cap Growth Fund	None
Kenneth J. Turek	NVIT Multi-Manager Mid Cap Growth Fund	None
Judith Vale	NVIT Multi-Manager Small Company Fund	None
NorthPointe Capital, LLC
Robert D. Glise	NVIT Mid Cap Growth Fund	None
OppenheimerFunds, Inc.
Marc L. Baylin[2]	Oppenheimer NVIT Large Cap Growth Fund	None
Ronald J. Zibelli, Jr.	NVIT Multi-Manager Small Cap Growth Fund	None
Putnam Investment Management, LLC
Eric N. Harthun	NVIT Multi-Manager Small Company Fund	None
Edward T. Shadek, Jr.	NVIT Multi-Manager Small Company Fund	None
RiverSource Investments LLC
Steve Schroll	NVIT Multi-Manager Mid Cap Value Fund	None
Laton Spahr	NVIT Multi-Manager Mid Cap Value Fund	None
Warren Spitz	NVIT Multi-Manager Mid Cap Value Fund	None
Paul Stocking	NVIT Multi-Manager Mid Cap Value Fund	None
Templeton Investment Counsel, LLC
Antonio Docal[2]	Templeton NVIT International Value Fund	None
Gary P. Motyl[2]	Templeton NVIT International Value Fund	None
Peter Nori[2]	Templeton NVIT International Value Fund	None
Thompson, Siegel & Walmsley LLC
Brett P. Hawkins	NVIT Multi-Manager Mid Cap Value Fund	None
John S. Pickler	NVIT Multi-Manager Mid Cap Value Fund	None
Van Kampen Asset Management
Devin Armstrong	Van Kampen NVIT Comstock Value Fund	None

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
B. Robert Baker, Jr.	Van Kampen NVIT Comstock Value Fund	None
Theodore R. Bigman	Van Kampen NVIT Real Estate Fund	None
Kevin Holt	Van Kampen NVIT Comstock Value Fund	None
Jason Leder	Van Kampen NVIT Comstock Value Fund	None
James Warwick	Van Kampen NVIT Comstock Value Fund	None
Waddell & Reed
Kenneth McQuade	NVIT Multi-Manager Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
Mark Seferovich	NVIT Multi-Manager Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
Wellington Management Company, LLP
David R. Fassnacht	NVIT Multi-Manager Large Cap Value Fund	None
James N. Mordy	NVIT Multi-Manager Large Cap Value Fund	None
David W. Palmer	NVIT Multi-Manager Large Cap Value Fund	None
Wells Capital Management, Inc.
Michael Harris	NVIT Multi-Manager Large Cap Growth Fund	None
Thomas J. Pence	NVIT Multi-Manager Large Cap Growth Fund	None

[1]	This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.

[2]	The Fund did not commence operations until March ___, 2009.

[3]	Became portfolio manager of the Fund effective ___, 2009. Information is as of ___.
DESCRIPTION OF COMPENSATION STRUCTURE
Aberdeen Asset Management Inc.
Aberdeen compensates the Fund’s portfolio managers for their management of the Fund. The Fund’s portfolio managers’ compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.
AllianceBernstein L.P.
AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:
     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.
     (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.
     (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities. (1)
     (iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(1)	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.
American Century Investment Management, Inc./American Century Global Investment Management, Inc. (“American Century”)
Compensation
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of October 31, 2008, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. Beginning in 2008, American Century Investments is placing increased emphasis on long-term performance and is phasing in five year performance periods.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the American Century-advised portion of the NVIT Small Company fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the American Century-advised portion of the NVIT Multi-Manager Small Company Fund is measured relative to the performance of a comparable American Century mutual fund. Performance of the American Century NVIT Multi Cap Value Fund and the American Century-advised portions of the NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager International Growth Fund are not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
BlackRock Investment Management, LLC
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.
Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:
Long-Term Retention and Incentive Plan (LTIP)—The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock common stock.
Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his or her deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products.
Options and Restricted Stock Awards—While incentive stock options are not currently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.
Incentive Savings Plans—The PNC Financial Services Group, Inc., which owns approximately 34% of BlackRock’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.
Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of

BlackRock officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. The group of BlackRock officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.
Other Benefits
Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.
Deutsche Asset Management
In general, compensation for the Americas investment group is comprised of base salary and variable components linked to fund performance, individual contributions to the team, firm (Deutsche Asset Management), and parent (Deutsche Bank) financial results. Variable compensation may include cash bonus and a variety of long-term equity programs (usually in the form of Deutsche Bank equity).
To evaluate our investment staff, we use the Relative Assessment Plan (RAP). RAP is a key tool in retaining employees and attracting new ones. The Plan provides a clearer link between pay and objectively determined performance measures. For each investment position, a range of competitive compensation is determined through extensive market data surveys from well-known external compensation surveys. To evaluate the performance of each individual we place great emphasis on actual investment results while considering other factors such as team contributions as well as adherence to compliance, risk management, and “living the values” of Deutsche Asset Management. This discretionary component gives management the ability to reward other behaviors on a subjective basis.
The ultimate objective is to link Deutsche Asset Management’s goal of investment excellence to individual employee goals, while providing investment professionals, consultants and clients with consistency, transparency and accountability in performance measurement. Overall, the Plan supports our firm-wide goals:
•	At least 65% of AUM in the first and second quartiles of comparable peer groups on a one-year basis (equal- and asset-weighted)

•	No more than 10% of AUM in the fourth quartile, on a one-year basis (equal- and asset-weighted)

•	Sustained out performance versus benchmark
In addition, we measure and assess critical compliance, risk management and teamwork skills for each member of the Investment Group staff.
The incentive plan’s structure includes performance goals tailored for portfolio management and research analysis as follows:
•	For equity portfolio managers, 50% of the performance assessment is based on model portfolio performance (effectively, the primary portfolio around which all accounts are run serves as the model); 30% on specified client portfolios and the individual’s contribution to their success; and 20% on the general contribution to the team, flexibility and adherence to the firm’s core values. Performance is reviewed for one and three years trailing, against both peer group and benchmark.

•	For equity sector analysts (research), 40% of performance assessment depends on the performance of the Global Sector Team (GST) portfolio; 40% on individual performance of stocks under the individual analyst’s coverage; and the remaining 20% based on how well the individual meets the core values of the firm.

•	For fixed income portfolio managers in Boston and New York, 50% of the performance assessment is based on actual portfolio results, 30% is based on contributions to portfolios managed on a team basis, and 20% on the general contribution to the team, flexibility and adherence to the firm’s core values. Performance is reviewed for one and three years trailing, against both peer group and benchmark.

•	For fixed income research analysts, 40% of performance assessment is based on the performance of the teams’ portfolios they support; 40% on individual performance based on the quality of their research and recommendations for bonds under their coverage; and the remaining 20% based on how well the individual meets the core values of the firm.
Overall, we believe the Relative Assessment Plan achieves a number of important objectives. It links compensation with performance (individual and group); it identifies measurable performance goals; it assesses individual performance based on the achievement of established objectives; it requires regular feedback during the year; and it provides management discretion as adjustments may be made to the proposed annual incentive award.
We believe our compensation packages compare favorably to those of other firms in the industry.
Epoch Investment Partners, Inc. (“Epoch”)
Mr. Priest, Mr. Pearl and Mr. Welhoelter are shareholders of Epoch Holding Company, the parent company of Epoch. For their services, Mr. Priest, Mr. Pearl and Mr. Welhoelter receive a fixed annual salary plus a discretionary bonus determined by Epoch’s management committee. Mr. Priest, Mr. Pearl and Mr. Welhoelter do not receive pre- or after-tax performance compensation that is based upon the NVIT Multi-Manager Small Cap Value Fund, any other commingled account, or any private account or the value of assets held by such entities. Mr. Priest, Mr. Pearl and Mr. Welhoelter do not receive any special or additional compensation from Epoch for their services as Portfolio Managers to the NVIT Multi-Manager Small Cap Value Fund.
Federated Investment Management Company
Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the high yield portion of the Portfolio’s benchmark (i.e. Lehman Brothers U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the high yield portion of the Portfolio’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Gartmore Global Partners
1) Base salary.
This is fixed compensation based on the skills and experience of the individual subject to a firmwide salary ceiling. This is paid monthly.
2) Discretionary Bonus.
The calculation of this bonus is entirely discretionary based on the overall performance of the individual for the preceding calendar year. Amongst other factors, this is assessed on investment performance over a variety of timeframes (i.e. 1, 3 and 5 years) and contribution to the business (i.e. assets under management, fund sales etc). Investment performance is measured against the relevant peer group or benchmark index. Bonus payments are paid annually, by March of the following year.
3) Equity ownership
For key individuals, equity ownership is available. This is entirely discretionary.
Goldman Sachs Asset Management, L.P.
GSAM’s Value Team Base Salary and Performance Bonus. GSAM’s Value Team (“Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.
The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:
•	Individual performance (relative, absolute)

•	Team performance (relative, absolute)

•	Consistent performance that aligns with clients’ objectives

•	Achievement of top rankings (relative and competitive)
In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Invesco Aim Capital Management, Inc.

     Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:
•	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by Invesco Aim and takes into account other subjective factors.

•	Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•	Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•	Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.
Portfolio managers also participate in benefit plans and programs available generally to all employees.
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc. (“JP Morgan’’)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Lehman Brothers Asset Management LLC
Employee compensation typically falls into two primary structures: salary and discretionary bonus or performance based compensation. All full-time employees participate in equity ownership through the Lehman Brothers Equity Award Program. Through this program, a portion of employees’ annual compensation is awarded in the form of an equity award (restricted stock units and/or stock options). As shareholders, employees are encouraged to act like owners and drive shareholder value everyday. We believe that employee ownership is a key element to our success as a Firm.
Portfolio managers are typically compensated on the basis of a salary and an annual discretionary, performance-based bonus, which is in the form of cash and conditional awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall portfolio performance in relation to their peers, ability to attract and retain clients, assets under management, the current market conditions and overall contributions to the firm, Managers are also evaluated on their collaboration with their client relationship and sales staff, their franchise building activities, teamwork, people and product development and their corporate citizenship.
Research Analysts receive a base salary and discretionary bonus in the form of cash and conditions equity awards (restricted stock units and/or stock options), based upon the performance of their recommendations, impact on portfolios and additional contributions to the department and the Firm.
The percentage of compensation varies by position, experience/level and performance. In general, the more senior the investment professional, variable compensation becomes a greater portion of total compensation. Compensation programs are reviewed periodically to ensure competitiveness both internally and with the external market.
LBAM’s total compensation approach is designed to reflect performance and compensation initiatives that seek to attract, motivate and retain talented professionals, and this, we believe is in the best interest of our clients. We believe our compensation structure is highly competitive with other firms in our industry. We do not lose our valued staff members to competing firms for compensation reasons. Attractive financial compensation is one aspect of our approach to retaining a top-quality team, the investment professionals are also motivated through their direct involvement in our investment process. Each professional is a member of a highly regard firm that offers a challenging and rewarding work environment. The Firm has a very flat organization structure that provided wide latitude for individual initiatives and contributions that directly impact portfolio returns.

Lehman Brothers is recognized as a world class services organization and pays it employees at levels that ensure that it retains its reputation.
Logan Circle Partners, L.P.
Logan Circle Partners employees are paid a base salary and bonus (with various percentage ranges). All full-time, founding members are equity holders in the firm. Employees’ equity will vest at the end of a five-year period. Logan Circle Partners strongly believes that a partnership structure allows us to attract, retain and motivate employees.
Morgan Stanley Investment Management Inc./Van Kampen Asset Management
Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser (MSIM/VKAM).
Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Composition awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
Morley Capital Management, Inc.
Morley provides salaries that are in line with the market and a generous bonus program that links bonuses to individual, team and overall company performance. Morley employs an annual performance review system with quarterly progress updates. It is a scorecard approach that defines quantifiable goals and objectives, including both professional and personal developmental areas. For portfolio managers, scorecard items include investment performance.
A comprehensive benefits package is also offered, which includes a 401(k) Plan and group insurance coverage for employees and their families. Morley’s senior management and investment staff are eligible to participate in an equity options program with our parent company.
Nationwide Asset Management, LLC
NWAM’s compensation program consists of base salary, annual incentives and long-term incentives; hereby known as “Compensation Structure.” Annually, the “Compensation Structure” is reviewed for competitiveness by using the McLagan Compensation surveys.
The “Compensation Structure” is designed to motivate and reward individual and team actions and behaviors that drive a high performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and our business partners.
A.	Align interests of NWAM and business partners and foster collaboration

B.	Base a substantial portion of NWAM compensation directly on NWAM

C.	Recognize qualitative and well as quantitative performance

D.	Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors

E.	Provide a high degree of “line of sight” for NWAM participants and other business partners

F.	Attract and retain individuals with skills critical to the NWAM strategy

G.	Target median total compensation for the industry

H.	Utilize variable compensation (annual and long term) to close compensation market gaps.
Neuberger Berman Management Inc.
A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases.

There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.
NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.
In addition, there are additional stock and option award programs available.
NB Management believes the measurement versus the peer groups on a three- year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.
NorthPointe Capital, LLC
The key investment personnel have a uniquely designed compensation program that balances economic incentives with an emphasis on controlled business growth. The economic incentives begin with an aggressive equity interest program. Currently eleven of the firm’s professionals control 100% of the firm’s equity. Future participants in the equity program will be chosen based on their contribution to the firm. We expect to distribute equity to investment personnel as well as research analysts. This equity program is not only intended to attract superior individuals, it is also designed to retain their talents.
The investment professional’s compensation package provides for a competitive base salary and performance bonus. The performance bonus has both an investment performance goal and a business growth goal. The approximate compensation breakdown is as follows:

Base Salary:	Industry standard base salary depending upon their role on the investment team.

Performance Bonus:	Up to 2.0X the base salary depending on achieving performance targets

Equity Incentives:	1X to 5X the base salary on an annualized present value basis
Variable Compensation is tied to investment performance and business growth. Analysts’ variable compensation or bonus has a heavier weight on achieving certain levels of investment performance, i.e., 75%, while the portfolio managers’ compensation is equally weighted between investment performance and business growth. All of our portfolio managers are equity holders and as such they participate in the firm’s profit interest.
OppenheimerFunds, Inc.
As of December 31, 2008, the portfolio managers are employed and compensated by the sub-adviser, not the fund. Under the sub-adviser’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the sub-adviser. This is intended to align the portfolio managers and analysts’ interests with the success of the funds and accounts and their shareholders. The portfolio manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the sub-adviser’s holding company parent. Senior portfolio managers may also be eligible to participate in the sub-adviser’s deferred compensation plan. To help the sub-adviser attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the sub-adviser and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the NVIT Multi-Manager Small Cap Growth Fund is Lipper – Small Cap Growth Funds and with respect to the Oppenheimer NVIT Large Cap Growth Fund is Lipper—Large Cap Growth Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager’s compensation is not based on the total value of the fund’s portfolio assets, although the fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio manager is the same as the compensation structure of the fund, described above.
Putnam Investment Management, LLC
Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.
* Consistent performance means being above median over one year.
* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.
* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.
In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leaders and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.
RiverSource Investments, LLC
Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three year) performance of the mutual fund(s) in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts.
Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.
Templeton Investment Counsel, LLC
The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary. Each portfolio manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
▪	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

▪	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

▪	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

▪	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.
Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.
Thompson, Siegel & Walmsley LLC
TS&W believes the firm’s compensation structure is competitive within the industry, both nationally and regionally. Co-Portfolio Mangers for the TS&W Mid Cap Value strategy, Brett P. Hawkins, CFA, CPA and John (Jack) Pickler, CFA, are considered key employees and are subject to the following compensation description.
Compensation is comprised of a base salary and a discretionary performance bonus that is based on the overall success of the firm, an individual’s responsibility and his/her performance versus expectations, which are reviewed annually. In concurrence with Old Mutual (US) Holdings Inc., in May 2007, TS&W began to offer key employees the opportunity to purchase equity interest in TS&W and facilitate the awarding of equity interest to certain key employees as a component of long-term incentive compensation. Old Mutual (US) Holdings Inc. remains a majority owner. TS&W’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards that can exceed base salary. Additionally, there is a qualified profit sharing plan and a long-term incentive plan.
TS&W’s key management and investment professionals have employment contracts that contain both non-compete and non-solicit provisions. Employment contracts were signed by 16 key employees effective January 1, 2007. Fifteen were for 3 years and one for 5 years.
Brett P. Hawkins, CFA, CPA also serves as a Co-Portfolio Manager on TS&W’s SMID strategy team and John (Jack) Pickler, CFA serves as a Co-Portfolio Manager to the Large Cap Value team. TS&W does not consider any material conflicts arising as a result of their additional portfolio manager responsibilities.
Waddell & Reed Investment Management Company (“WRIMCO”)
WRIMCO believes that integral to the retention of portfolio managers is: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility; b) an attractive annual performance-based bonus, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. that rewards teamwork; and d) to the extent a portfolio manager also manages institutional separate accounts, a share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO and for which the portfolio manager assisted in bringing in the assets, as opposed to affiliated accounts or accounts managed as part of a corporate level partnership.
Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the fund or account managed by the portfolio manager relative to an appropriate benchmark, the more bonus compensation the manager may receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers who manage with the same investment style at other firms. The secondary benchmark is an index of securities matched to the portfolio manager’s investment style. Half of each portfolio manager’s bonus is based upon performance over a three-year period and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one fund or account to manage, all the funds or accounts which are similar in investment style are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by WRIMCO, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in Waddell & Reed — managed mutual funds, the WDR’s 401(k) plan offers Waddell & Reed managed mutual funds as investment options. No bonus compensation is based upon the amount of the assets under management.
Wellington Management Company, LLP
Nationwide Fund Advisors (“NFA”) pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and NFA on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2007.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for Mr. Fassnacht, who is as a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for the other Investment Professionals is determined by the Investment Professional’s experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Fassnacht is a partner of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
NVIT Multi-Manager Large Cap Value Fund	Russell 1000 Value
Wells Capital Management, Inc.
The compensation structure for Wells Capital Management’s portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

OTHER MANAGED ACCOUNTS (As of December 31, 2008)
The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Aberdeen Asset Management Inc.
Paul Atkinson	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Chris Baggini	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Ralph Bassett	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Douglas Burtnick	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Joseph A. Cerniglia	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Jarett Fisher	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Jason Kotik	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Robert Mattson	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Michael Manzo	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Stuart Quint	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Francis Radano, III	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Jean Rhee	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Shahreza Yusof	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
AllianceBernstein L.P.
Henry S. D’Auria	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Paul J. DeNoon[1]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Scott DiMaggio[1]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Sharon E. Fay	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Arif Husain[1]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Michael Mon[1]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Douglas J. Peebles[1]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Matthew Sheridan[1]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Kevin F. Simms	Mutual Funds: 157 accounts, $91.9 billion total assets (3 accounts, $12.3 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 157 accounts, $50.3 billion total assets (2 accounts, $2.6 billion total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Accounts: 44,770 accounts, $218.4 billion total assets (140 accounts, $28.8 billion total assets for which the advisory fee is based on performance)
American Century Investment Management, Inc.
Phillip N. Davidson	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Brad Eixmann	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Brian Ertley	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Glenn Fogle	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Melissa Fong	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Michael Liss	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Kevin Toney	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Thomas P. Vaiana	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Wilhelmine von Turk	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
American Century Global Investment Management, Inc.
Brian Brady	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Mark S. Kopinski	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
BlackRock Investment Management, LLC
Scott Amero	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Debra Jelilian	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Matthew Marra	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Andrew Phillips	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Jeffrey Russo	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Deutsche Asset Management
Julie Abbett	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
James Francis	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Epoch Investment Partners, Inc.
David N. Pearl	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
William W. Priest	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Michael A. Welhoelter	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Federated Investment Management Company
Mark Durbiano	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Gartmore Global Partners
Gerald Campbell	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Michael J. Gleason	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Brian O’Neill	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Christopher Palmer	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Neil Rogan	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Alexandre Voitenok	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Ben Walker	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Goldman Sachs Asset Management, L.P.
Andrew Alford	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Dolores Bamford	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
David L. Berdon	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Andrew Braun	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Mark Carhart	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Scott Carroll	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Sean Gallagher	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Robert C. Jones	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Eileen Rominger	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Invesco Aim Capital Management, Inc.
Shuxin Cao	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Matthew W. Dennis	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Jason T. Holzer	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Clas G. Olsson	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Barrett K. Sides	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
J.P. Morgan Investment Management Inc.
Christopher Blum	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Michael Fredericks	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Jeroen Huysinga	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Patrik Jakobson	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Anne Lester	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Georgina Perceval Maxwell	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Dennis Ruhl	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Gerd Woort-Menker	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Lehman Brothers Asset Management LLC
Thanos Bardas	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Andrew A. Johnson	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Richard W. Knee	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Logan Circle Partners, L.P.
Ryan Brist[5]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Stephen Cianci[5]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Scott Moses[5]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Timothy Rabe[5]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Morgan Stanley Investment Management Inc.
Sam Chainani	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
David Cohen	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Dennis Lynch	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Alexander Norton	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Jason Yeung	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Morley Capital Management, Inc.
Perpetua Phillips	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Paul Rocheleau	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Nationwide Asset Management, LLC
Mabel C. Brown	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Gary S. Davis	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Gary R. Hunt	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
David R. Magan	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Srinath Sampath	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Neuberger Berman Management Inc.
Robert D’Alelio	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
John Barker	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Ingrid Dyott	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Lawrence Fisher	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Daniel Fletcher	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Arthur Moretti	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
S. Basu Mullick	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Daniel H. Rosenblatt	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Kenneth J. Turek	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Judith Vale	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
NorthPointe Capital, LLC
Robert D. Glise	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
OppenheimerFunds, Inc.
Marc L. Baylin[1]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Ronald J. Zibelli, Jr.	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Putnam Investment Management, LLC
Eric N. Harthun	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Edward T. Shadek, Jr.	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
RiverSource Investments LLC
Steve Schroll	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Laton Spahr	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Warren Spitz	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Paul Stocking	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Templeton Investment Counsel, LLC
Antonio Docal[1]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Gary P. Motyl[1]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Peter Nori[1]	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Thompson, Siegel & Walmsley LLC
Brett P. Hawkins	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
John S. Pickler	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Van Kampen Asset Management
Devin Armstrong	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
B. Robert Baker, Jr.	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Theodore R. Bigman	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Kevin Holt	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Jason Leder	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
James Warwick	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Waddell & Reed
Kenneth McQuade	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Mark Seferovich	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Wellington Management Company, LLP
David R. Fassnacht, CFA	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
James N. Mordy, CFA	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
David W. Palmer, CFA	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Wells Capital Management, Inc.
Michael Harris	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Thomas J. Pence	Mutual Funds: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $ total assets (___ accounts, $ total assets for which the advisory fee is based on performance)

[1]	Fund commenced operations on March , 2009. Information is as of .

[2]	[These are accounts of individual investors for which Invesco Aim’s affiliate, Invesco Aim Private Asset Management, Inc. (“Invesco APAM”) provides investment advice. Invesco APAM offers separately managed accounts that are managed according to the investment models developed by Invesco Aim’s portfolio managers and used in connection with the management of certain AIM funds. Invesco APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

[3]	Number of accounts for which the advisory fee is paid in part or wholly on performance and the aggregate net assets in those accounts.

[4]	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.]

[5]	Became portfolio manager of the Fund on . Information is as of .
POTENTIAL CONFLICTS OF INTEREST
Aberdeen Asset Management Inc.
     The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
     In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
     Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits from Aberdeen’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.
AllianceBernstein L.P.
Investment Professional Conflict of Interest Disclosure
     As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual

Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.
Employee Personal Trading
     AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients
     AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.
Allocating Investment Opportunities
     AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
     AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
     To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
American Century Investment Management, Inc./American Century Global Investment Management Inc.
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
BlackRock Investment Management, LLC
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
Certain investments may be appropriate for the Portfolios and also for other clients advised by BlackRock and its affiliates, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of BlackRock and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of BlackRock and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by BlackRock to be equitable to each. BlackRock will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of BlackRock and its affiliates in the interest of achieving the most favorable net results to the Portfolio.
To the extent that each Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.
In some cases, a real, potential or apparent conflict may also arise where (i) BlackRock may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio’s portfolio management team owns an interest in one fund or account he or she manages and not another.
Deutsche Asset Management
     An investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. Deutsche Asset Management has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•	Certain investments may be appropriate for the Fund and also for other clients advised by Deutsche Asset Management, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of Deutsche Asset Management may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of Deutsche Asset Management. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Deutsche Asset Management to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of Deutsche Asset Management in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. Deutsche Asset Management attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where Deutsche Asset Management has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. Deutsche Asset Management will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, Deutsche Asset Management has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•	Deutsche Asset Management and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. Deutsche Asset Management has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. Deutsche Asset Management and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
     Deutsche Asset Management is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, Deutsche Asset Management is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Deutsche Asset Management’s advisory clients.

     Deutsche Asset Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.
Epoch Investment Partners, Inc. (“Epoch”)
Epoch does not believe that any material conflicts exist between Mr. Priest’s, Mr. Pearl’s and Mr. Welhoelter’s portfolio management of the Nationwide Multi-Manager NVIT Small Cap Value Fund (the “Fund”) and their management of other commingled and private accounts. Epoch believes that the allocation of investment opportunities is not an issue between the Fund and the other commingled and private accounts because investment opportunities are allocated pro-rata for all accounts with the same investment objectives, policies and guidelines. Some of these other commingled and private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the other commingled accounts invest all, or a substantial portion of their assets in non-U.S. securities or in large-, mid- or small-capitalization securities. Other private accounts are managed using a “balanced” investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities.
Federated Investment Management Company
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
Gartmore Global Partners (“GGP”)
GGP’s place within the Financial Services Industry places an obligation on our Portfolio Constructors to demonstrate their independence of mind when advising or exercising discretion and on Dealers when executing bargains on behalf of our clients. If pressures or material interests are allowed to influence such decisions, the clients’ best interests cannot be served. Portfolio Constructors and Dealers are bound by GGP’s Chinese Walls policy. All GGP staff are expected to observe this policy. A sufficiently knowledgeable and appropriately classified client can agree to GGP running with a conflict of interest only if the client agreement contains a full account of likely conflict situations.
When providing advice, discretionary management or execution of bargains, any outside influences, which are in conflict with the client’s best interests, or might be, are to be entirely disregarded. No policy should be adopted or arrangement agreed to if it restricts the free exercise of independent judgment: this includes agreeing to accept gifts or other inducements to place business. Any attempts by a third party to exert such pressure must be notified to Compliance. If a Portfolio Constructor relays advice which comes from outside GGP to his client, the client should be in no doubt of the Portfolio Constructor’s opinion on this advice. If a Portfolio Constructor cannot satisfy these requirements, Compliance should be asked whether the client agreement needs to be changed. All conflicts of interest should be explained to the clients affected and a file note should be available, together with their written agreement.
The following controls are in place:
•	The Ethical Walls Policy (management of confidential information)

•	The use of risk assessment when negotiating and drafting client agreements

•	The monitoring activities undertaken by Compliance, Risk, and Internal Audit.

•	The Code of Ethics and Personal Account Dealing Rules.
Goldman Sachs Asset Management, L.P.
Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing one or more of the Portfolios as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.
Invesco Aim Capital Management, Inc.
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:
•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Invesco Aim seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Invesco Aim and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the Funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
     Invesco Aim and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
J.P. Morgan Investment Management Inc.
The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
Lehman Brothers Asset Management LLC
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Lehman Brothers Asset Management and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Logan Circle Partners, L.P.

To be filed by amendment.
Morgan Stanley Investment Management Inc. and Van Kampen Asset Management
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
Morley Capital Management, Inc.
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds and other similar accounts. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts he/she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Morley Capital Management has established policies and procedures designed to resolve material conflicts of interest in a fair and equitable manner. When such conflicts arise, employees of Morley Capital Management, including portfolio management staff, seek to resolve the conflict in manner equitable to all parities although there is no guarantee that procedures adopted under such policies will detect or resolve every situation in which a conflict exists.
Nationwide Asset Management, LLC
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NWAM or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. NWAM has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
Neuberger Berman Management Inc.
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
NorthPointe Capital, LLC
It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund on the one hand and other accounts for which the portfolio manager is responsible on the other.

For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. NorthPointe has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
OppenheimerFunds, Inc.
In addition to managing the Fund’s investment portfolio, Mr. Zibelli and Mr. Baylin also manage other investment portfolios and other accounts, on behalf of the Manager or its affiliates. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund’s investment objectives or strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the values of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of ethics may not always be adequate to do so. At various times, the Fund’s Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.
Putnam Investment Management, LLC
Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•   The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•   The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•   The trading of other accounts could be used to benefit higher-fee accounts (front- running).
•   The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:
•   Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•   All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
•   All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•   Front running is strictly prohibited.
•   The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).
A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Leader(s) and Portfolio Member(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”
RiverSource Investments, LLC
RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.
RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

Templeton Investment Counsel, LLC
Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts. The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus. Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest. The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Thompson, Siegel & Walmsley LLC
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.
Waddell & Reed Investment Management Company
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:
•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of the portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio managers are managed using the same investment models that are used in connection with the management of this Fund.

•	The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the Fund. Waddell & Reed seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Waddell & Reed’s adopted Allocation Procedures.
WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics and Allocation Procedures, as identified, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Wellington Management Company, LLP
     Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus, who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”), generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the Fund.
     The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
     Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Wells Capital Management, Inc.
Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

APPENDIX D
5% SHAREHOLDERS

	Number of Shares	Percentage of the class
Name and Address of Shareholder	Beneficially Owned	Held by the Shareholder

D-1

PART C

OTHER INFORMATION
ITEM 23. EXHIBITS
(a)	Amended and Restated Agreement and Declaration of Trust, amended and restated as of October 28, 2004 (the “Amended Declaration”), of Registrant, Nationwide Variable Insurance Trust, a Delaware Statutory Trust (the “Trust” or “NVIT”), previously filed with the Trust’s registration statement on February 25, 2005 is hereby incorporated by reference.
(1)	Amending Resolutions dated September 30, 2004 to the Amended Declaration previously filed with the Trust’s registration statement on February 25, 2005 are hereby incorporated by reference.

(2)	Amending Resolutions dated March 11, 2005 to the Amended Declaration previously filed with the Trust’s registration statement on April 28, 2005 are hereby incorporated by reference.

(3)	Amending Resolutions dated January 12, 2006 to the Amended Declaration previously filed with the Trust’s registration statement on January 17, 2006 are hereby incorporated by reference.

(4)	Amending Resolutions dated March 10, 2006 to the Amended Declaration previously filed with the Trust’s registration statement on April 20, 2006 are hereby incorporated by reference.

(5)	Amending Resolutions dated December 7, 2006 to the Amended Declaration previously filed with the Trust’s registration statement on January 19, 2007 are hereby incorporated by reference.

(6)	Amending Resolutions dated January 12, 2007 to the Amended Declaration previously filed with the Trust’s registration statement on April 30, 2007 are hereby incorporated by reference.

(7)	Certificate of Amendment dated May 1, 2007 to the Trust’s Amended and Restated Agreement and Declaration of Trust previously filed with the Trust’s registration statement on April 29, 2008 is hereby incorporated by reference.

(8)	Amending Resolutions dated June 12, 2007 to the Amended Declaration previously filed as Exhibit 23.a.8 with the Trust’s registration statement on September 25, 2008 are hereby incorporated by reference.

(9)	Amending Resolutions dated November 9, 2007 to the Amended Declaration previously filed as Exhibit 23.a.9 with the Trust’s registration statement on September 25, 2008 are hereby incorporated by reference.

(10)	Amending Resolutions dated December 3, 2007 to the Amended Declaration previously filed as Exhibit 23.a.10 with the Trust’s registration statement on September 25, 2008 are hereby incorporated by reference.

(11)	Amending Resolutions dated January 9, 2008 to the Amended Declaration previously filed as Exhibit 23.a.11 with the Trust’s registration statement on September 25, 2008 are hereby incorporated by reference.

(b)	Amended and Restated Bylaws, amended and restated as of October 28, 2004 (the “Amended Bylaws”), of the Trust previously filed with the Trust’s registration statement on February 25, 2005 are hereby incorporated by reference.
(1)	Certificate of Amendment dated May 1, 2007 to the Trust’s Amended and Restated By-Laws previously filed with the Trust’s registration statement on April 29, 2008 is hereby incorporated by reference.
(c)	Certificates for shares are not issued. Articles III, V and VI of the Amended Declaration and Article II and Article VII of the Amended Bylaws incorporated by reference to Exhibit (a) and (b), respectively, hereto, define the rights of holders of shares.
(d)	Investment Advisory Agreement
(1)	Investment Advisory Agreement among the Trust and Nationwide Fund Advisors (“NFA”) dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.
(a)	Schedule A to the Investment Advisory Agreement among the Trust and NFA, dated as of May 1, 2007, as amended March 24, 2008, previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.
(2)	Subadvisory Agreements
(a)	Subadvisory Agreement among the Trust, NFA and Gartmore Global Partners for the NVIT Multi-Manager Small Company Fund, Gartmore NVIT Worldwide Leaders Fund, Gartmore NVIT Emerging Markets Fund, Gartmore NVIT International Equity Fund, Gartmore NVIT Global Utilities Fund and Gartmore NVIT Developing Markets Fund, which are series of the Trust, dated as of May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(b)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Management Inc. for the NVIT Multi-Manager Small Company Fund, a series of the Trust, dated as of May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(c)	Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. for the NVIT Multi-Manager Small Company Fund, a series of the Trust, dated as of May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(d)	Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company for the Federated NVIT High Income Bond Fund, a series of the Trust, dated as of May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(e)	Subadvisory Agreement among the Trust, NFA and Morgan Stanley Investment Management, Inc. (an assignee of Morgan Stanley Investments LP, formerly Miller Anderson & Sherrerd, LP) for the NVIT Multi Sector Bond Fund (formerly known as Van Kampen NVIT Multi Sector Bond Fund) and NVIT Multi-Manager Small Company Fund, which are series of the Trust, dated as of

May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.
(f)	Subadvisory Agreement among the Trust, NFA and J.P. Morgan Investment Management, Inc. for the JPMorgan NVIT Balanced Fund, NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund, which are series of the Trust, dated as of May 1, 2007, previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.
(i)	Amendment to Subadvisory Agreement among the Trust, NFA and J.P. Morgan Investment Management, Inc., dated as of February 7, 2008, previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.
(g)	Subadvisory Agreement among the Trust, NFA and Van Kampen Asset Management for the Van Kampen NVIT Comstock Value Fund, a series of the Trust, dated as of May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(h)	Subadvisory Agreement among the Trust, NFA and Waddell & Reed Investment Management Company for the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, which are series of the Trust, dated as of May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(i)	Subadvisory Agreement among the Trust, NFA and Epoch Investment Partners, Inc. for the NVIT Multi-Manager Small Cap Value Fund, a series of the Trust, dated as of May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(j)	Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC for the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund and NVIT Bond Index Fund, which are series of the Trust, dated as of May 1, 2007, previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(k)	Subadvisory Agreement among the Trust, NFA and Morley Capital Management, Inc. for the NVIT Enhanced Income Fund, a series of the Trust, dated as of September 1, 2007, previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.

(l)	Subadvisory Agreement among the Trust, NFA and NorthPointe Capital, LLC for the NVIT Mid Cap Growth Fund, a series of the Trust, dated as of October 1, 2007, previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.

(m)	Subadvisory Agreement among the Trust, NFA and AllianceBernstein L.P. for the NVIT Multi-Manager International Value Fund, a series of the Trust, dated as of November 14, 2007, previously filed with the Trust’s registration statement on February 8, 2008 is hereby incorporated by reference.

(n)	Subadvisory Agreement among the Trust, NFA and Putnam Investment Management, LLC for the NVIT Multi-Manager Small Company Fund, a series of the Trust, dated as of November 9, 2007, previously filed with the Trust’s registration statement on February 8, 2008 is hereby incorporated by reference.

(o)	Subadvisory Agreement among the Trust, NFA and Goldman Sachs Asset Management, L.P. for the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund, which are series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008 is hereby incorporated by reference.

(p)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Management Inc. for the NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund and Neuberger Berman NVIT Socially Responsible Fund, which are series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008 is hereby incorporated by reference.

(q)	Subadvisory Agreement among the Trust, NFA and Lehman Brothers Asset Management LLC for the NVIT Core Plus Bond Fund (formerly known as Lehman Brothers NVIT Core Plus Bond Fund), a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008 is hereby incorporated by reference.

(r)	Subadvisory Agreement among the Trust, NFA and Wells Capital Management, Inc. for the NVIT Multi-Manager Large Cap Growth Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.

(s)	Subadvisory Agreement among the Trust, NFA and AIM Capital Management, Inc. (now known as Invesco Aim Capital Management, Inc.) for the NVIT Multi-Manager International Growth Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008 is hereby incorporated by reference.

(t)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC for the NVIT Government Bond Fund, NVIT Money Market Fund, and NVIT Money Market Fund II, which are series of the Trust, dated as of January 1, 2008, previously filed with the Trust’s registration statement on February 8, 2008 is hereby incorporated by reference.

(u)	Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. for the NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund, which are series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008 is hereby incorporated by reference.

(v)	Subadvisory Agreement among the Trust, NFA and RiverSource Investments, LLC for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008 is hereby incorporated by reference.

(w)	Subadvisory Agreement among the Trust, NFA and Thompson, Siegel & Walmsley LLC for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008 is hereby incorporated by reference.

(x)	Subadvisory Agreement among the Trust, NFA and Van Kampen Asset Management for the Van Kampen NVIT Real Estate Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008 is hereby incorporated by reference.

(y)	Subadvisory Agreement among the Trust, NFA and Aberdeen Asset Management Inc. for the NVIT Global Financial Services Fund, NVIT Health Sciences Fund, NVIT Technology and Communications Fund, NVIT Growth Fund, NVIT U.S. Growth Leaders Fund, NVIT Nationwide Fund, NVIT Nationwide Leaders Fund, NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund, which are series of the Trust, dated as of October 1, 2007 previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.

(z)	Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP for the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008 is hereby incorporated by reference.

(aa)	Subadvisory Agreement among the Trust, NFA and Deutsche Investment Management Americas Inc. for the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 27, 2008 is hereby incorporated by reference.

(bb)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC for the NVIT Core Bond Fund and NVIT Short Term Bond Fund, which are series of the Trust, dated as of March 24, 2008, previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(cc)	Subadvisory Agreement among the Trust, NFA and American Century Global Investment Management, Inc. for the NVIT Multi-Manager International Growth Fund, a series of the Trust, dated as of March 24, 2008, previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(dd)	Subadvisory Agreement among the Trust, NFA and OppenheimerFunds, Inc. for the NVIT Multi-Manager Small Cap Growth Fund, a series of the Trust, previously filed as Exhibit 23.d.2.ee with the Trust’s registration statement on September 25, 2008 is hereby incorporated by reference.
(e)	(1)	Underwriting Agreement dated May 1, 2007 between the Trust and Nationwide Fund Distributors LLC (“NFD”) previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.
(a)	Schedule A to the Underwriting Agreement dated May 1, 2007, as amended December 3, 2007 and January 9, 2008, between the Trust and NFD, previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.
(f)	Not applicable.
(g)	(1)	Global Custody Agreement dated April 4, 2003 between the Trust and JPMorgan Chase Bank previously filed with the Trust’s registration statement on April 28, 2003, assigned to the Trust and is hereby incorporated by reference.

(a)	Amendment to Global Custody Agreement dated January 1, 2004 between the Trust and JPMorgan Chase Bank previously filed with the Trust’s Registration Statement on August 31, 2004, assigned to the Trust and is hereby incorporated by reference.

(b)	Amendment to Global Custody Agreement dated as of January 12, 2006 between the Trust and JPMorgan Chase Bank previously filed with the Trust’s registration statement on January 17, 2006 is hereby incorporated by reference.

(c)	Waiver to Global Custody Agreement dated as of May 2, 2005 previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(d)	Rider to Global Custody Agreement Cash Trade Execution Product previously filed with the Trust’s registration statement on January 17, 2006 is hereby incorporated by reference.

(e)	Fund List to Global Custody Agreement dated May 1, 2008 between the Trust and JPMorgan Chase Bank previously filed as Exhibit 23.g.1.e with the Trust’s registration statement on September 25, 2008 is hereby incorporated by reference.
(h)	(1)	Fund Administration and Transfer Agency Agreement, amended and restated as of June 11, 2008 between the Trust and Nationwide Fund Management LLC, previously filed as Exhibit 23.h.1 with the Trust’s registration statement on September 25, 2008 is hereby incorporated by reference.
(2)	Administrative Services Plan effective May 1, 2007, as amended December 3, 2007 and May 1, 2008 previously filed as Exhibit 23.h.2 with the Trust’s registration statement on September 25, 2008 is hereby incorporated by reference.
(a)	Form of Servicing Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-lA on October 15, 2002 is hereby incorporated by reference.
(3)	Expense Limitation Agreement dated May 1, 2007 between the Trust and NFA relating to the NVIT U.S. Growth Leaders Fund, NVIT Nationwide Leaders Fund, NVIT Technology and Communications Fund, NVIT Money Market Fund, NVIT Mid Cap Growth Fund , NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, Gartmore NVIT Developing Markets Fund, Gartmore NVIT Emerging Markets Fund, Gartmore NVIT International Equity Fund, NVIT Enhanced Income Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager International Growth Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Van Kampen NVIT Real Estate Fund, NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Aggressive Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Short Term Bond Fund and NVIT Multi-Manager Large Cap Value Fund, which are series of the Trust, previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.
(a)	Exhibit A to the Expense Limitation Agreement effective May 1, 2007, amended July 1, 2008 previously filed as Exhibit 23.h.3.a with the Trust’s registration statement on September 25, 2008 is hereby incorporated by reference.
(4)	Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

(5)	Assignment and Assumption Agreement between NVIT-Massachusetts (“NVIT-MA”) and the Trust, dated as of May 2, 2005, assigning NVIT-MA’s titles, right, benefit and privileges in and to certain contracts in the Agreement previously filed with the Trust’s registration statement on January 17, 2006 is hereby incorporated by reference.

(6)	Fund Participation Agreement dated May 1, 2007 by and among the Trust, NFA, NFD, Nationwide Financial Services, Inc., American Funds Insurance Series and Capital Research and Management Company, previously filed as Exhibit 23.h.6 with the Trust’s registration statement on September 25, 2008 is hereby incorporated by reference.

(7)	Master-Feeder Services Agreement between the Trust and Nationwide Fund Management LLC dated May 1, 2007, for the American Funds NVIT Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Asset Allocation Fund, American Funds NVIT Bond Fund and American Funds NVIT Growth-Income Fund (collectively, the “Feeder Funds”) previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(8)	Fee Waiver Agreement between the Trust and NFM effective as of May 1, 2007, relating to the Feeder Funds, previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.

(9)	Fee Waiver Agreement between the Trust and NFD effective as of March 27, 2008 relating to the NVIT Cardinal Aggressive Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund, which are series of the Trust, previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.

(10)	Fee Waiver Agreement between the Trust and NFD effective August 1, 2008 relating to the Neuberger Berman NVIT Socially Responsible Fund, which is a series of the Trust, previously filed as Exhibit 23.h.12 with the Trust’s registration statement on September 25, 2008 is hereby incorporated by reference.
(i)	Legal opinion of Stradley, Ronon, Stevens & Young, LLP to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(k)	Not applicable

(l)	Not applicable

(m)	Distribution Plan under Rule 12b-1 effective May 1, 2007, as amended December 3, 2007 and May 1, 2008, previously filed as Exhibit 23.m with the Trust’s registration statement on September 25, 2008 is hereby incorporated by reference.

(n)	Rule 18f-3 Plan effective May 1, 2007, as amended December 3, 2007 and January 9, 2008, previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.

(o)	Not applicable

(p)	(1) Code of Ethics for the Trust previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.
(2)	Code of Ethics dated May 18, 2007 for NFA previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(3)	Code of Ethics dated May 18, 2007 for NFD previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(4)	Code of Ethics dated January 1, 2005 for Federated Investment Management Company previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(5)	Code of Ethics dated March 2004 for Gartmore Global Partners previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(6)	Code of Ethics dated February 1, 2005 for JPMorgan Investment Management, Inc. previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(7)	Advisory Employee Investment Transaction Policy dated April 26, 2007 for BlackRock Investment Management, LLC previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(8)	Code of Ethics dated September 2006 for Neuberger Berman Management Inc. previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(9)	Code of Ethics dated August 2007 for Waddell & Reed Investment Management Company previously filed with the Trust’s registration statement on April 29, 2008 is hereby incorporated by reference.

(10)	Code of Ethics dated December 15, 2006 for Morgan Stanley Investment Management Inc., indirect parent of Van Kampen Asset Management, Inc., previously filed with the Trust’s registration statement on April 29, 2008 is hereby incorporated by reference.

(11)	Code of Ethics dated December 2007 for American Century Investment Management, Inc. and American Century Global Investment Management, Inc. previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(12)	Code of Ethics dated July 1, 2007 for Epoch Investment Partners, Inc. previously filed with the Trust’s registration statement on April 29, 2008 is hereby incorporated by reference.

(13)	Code of Ethics dated December 2006 for the American Funds and The Capital Group Companies, Inc. previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(14)	Code of Ethics dated February 2008 for AllianceBernstein L.P. previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.

(15)	Code of Ethics dated December 2006 for Putnam Investment Management, LLC previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.

(16)	Code of Ethics dated January 23, 2007 for Goldman Sachs Asset Management, LP previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(17)	Code of Ethics dated January 2008 for Lehman Brothers Asset Management LLC previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(18)	Code of Ethics dated February 2007for Wells Capital Management Inc. previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(19)	Code of Ethics dated February 16, 2006 for AIM Capital Management, Inc. previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(20)	Code of Ethics dated August 1, 2007 for Nationwide Asset Management, LLC previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(21)	Code of Ethics dated January 2008 for RiverSource Investments LLC previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(22)	Code of Ethics dated March 2006 for Thompson, Siegel & Walmsley LLC previously filed with the Trust’s registration statement on February 8, 2008 is hereby incorporated by reference.

(23)	Code of Ethics dated February 1, 2006 for Aberdeen Asset Management Inc. previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(24)	Code of Ethics dated May 18, 2007 for Morley Capital Management Inc. previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(25)	Code of Ethics dated December 28, 2007 for NorthPointe Capital, LLC previously filed with the Trust’s registration statement on March 24, 2008 is hereby incorporated by reference.

(26)	Code of Ethics dated January 1, 2007 for Wellington Management Company, LLP for previously filed with the Trust’s registration statement on April 14, 2008 is hereby incorporated by reference.

(27)	Code of Ethics dated January 1, 2007 for Deutsche Investment Management Americas Inc. previously filed with the Trust’s registration statement on February 8, 2008 is hereby incorporated by reference.

(28)	Code of Ethics dated November 30, 2007 for OppenheimerFunds, Inc. previously filed as Exhibit 23.p.29 with the Trust’s registration statement on September 25, 2008 is hereby incorporated by reference.
(q)	(1)	Powers of Attorney with respect to the Trust for Charles E. Allen, Paula H.J. Cholmondeley, C. Brent Devore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler and David C. Wetmore, previously filed as Exhibit 23.q.1 with the Trust’s registration statement on December 8, 2008 is hereby incorporated by reference.
(2)	Power of Attorney with respect to the Trust for Michael S. Spangler and Joseph Finelli previously filed as Exhibit 23.q.2 with the Trust’s registration statement on September 25, 2008 is hereby incorporated by reference.
ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
No person is presently controlled by or under common control with Registrant.
ITEM 25. INDEMNIFICATION
Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 23(a) above.
The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
(a)	Nationwide Fund Advisors (“NFA”), the investment adviser to the Trust, also serves as investment adviser to Nationwide Mutual Funds. Except as stated below, the Directors and Officers of NFA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates:
Lee T. Cummings, Senior Vice President of Nationwide Fund Advisors, was Vice President of PrinterLink Communications Group, Inc. from January 2006 to October 2007.

Michael S. Spangler, Director and President of Nationwide Fund Advisors, was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management from May 2004 to May 2008.
Each of the following persons serves in the same or similar capacity with one or more affiliates of NFA. The address for the persons listed below is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

Name and Address	Principal Occupation	Position with NFA	Position with Funds
Michael S. Spangler	President and Director of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC	President and Director	President and Chief Executive Officer

Stephen T. Grugeon	Executive Vice President and Chief Operating Officer of Nationwide Funds Group	Director, Executive Vice President and Chief Operating Officer	Executive Vice President

Eric E. Miller	Senior Vice President, General Counsel and Assistant Secretary of Nationwide Funds Group; Secretary of the Trust	Senior Vice President, General Counsel and Assistant Secretary	Secretary

Lee T. Cummings	Senior Vice President of Nationwide Funds Group	Senior Vice President	Assistant Secretary

Dorothy Sanders	Vice President and Chief Compliance Officer of NFA.	Vice President and Chief Compliance Officer	Chief Compliance Officer

Robert W. Horner	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Secretary	N/A

Timothy G. Frommeyer	Senior Vice President and Director Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A

Mark R. Thresher	President and Chief Operating Officer of Nationwide Financial Services, Inc.	Director	N/A
(b)	Information for the Subadvisers
(1)	Aberdeen Asset Management Inc. (“Aberdeen”) acts as subadviser to the NVIT Global Financial Services Fund, NVIT Health Sciences Fund, NVIT Technology and Communications Fund, NVIT Growth Fund, NVIT U.S. Growth Leaders Fund, NVIT Nationwide Fund, NVIT Nationwide Leaders Fund, NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund. The directors and officers of Aberdeen have not been engaged in any other business or profession of a substantial nature during the past two fiscal years except as indicated below:

Name and Position with		Position with Other
Investment Adviser	Other Company	Company
Vincent J. Esposito Head of North American Mutual Funds	Deutsche Asset Management	Managing Director

Joseph Malone	UBS Funds	Treasurer

Gary Swiman Chief Compliance Officer	Evercore Partners Merrill Lynch	Chief Compliance Officer, Director and Assistant General Counsel

Jennifer Nichols U.S. Counsel, Vice President and Secretary	Pepper Hamilton LLP	Associate Attorney
(2)	Invesco Aim Capital Management, Inc. (“Invesco Aim”) acts as subadviser to the NVIT Multi-Manager International Growth Fund. The directors and officers of Invesco Aim have not been engaged in any other business or profession, other than for a parent company or an affiliate of Invesco Aim, of a substantial nature during the past two fiscal years.

(3)	AllianceBernstein L.P. (“AllianceBernstein”) acts as subadviser to the NVIT Multi-Manager International Value Fund. To the knowledge of the Registrant, the directors and officers of AllianceBernstein have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(4)	American Century Global Investment Management, Inc. (“American Century Global”) acts as subadviser to the NVIT Multi-Manager International Growth Fund. The Directors and Officers of American Century Global have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(5)	American Century Investment Management, Inc. (“American Century”) acts as subadviser to the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund. The directors and officers of American Century have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(6)	BlackRock Investment Management, LLC (“BlackRock”) acts as subadviser to the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund and NVIT Bond Index Fund. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(7)	Deutsche Investment Management Americas Inc. (“Deutsche”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund. To the knowledge of the Registrant, the directors and officers of Deutsche have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(8)	Epoch Investment Partners, Inc. (“Epoch”) acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund. Except as noted below, the Directors and Officers of Epoch have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities:

Position with Other
Name and Position with Epoch	Other Company	Company
Allan R. Tessler Chairman	Limited Brands Inc. Interactive Data Corporation	Director Director

Peter A. Flaherty Director	McKinsey & Company	Director Emeritus

	Foreign Policy Association, Rockefeller University, The Kenyon Review, TechnoServe	Director

Jeffrey L. Berenson Director	Berenson & Company	President & CEO

Enrique Arzac, Ph.D. Director	Columbia University Graduate School of Business	Professor of Finance and Economics

	The Adams Express Company, Petroleum & Resources Corporation, and Credit Suisse Asset Management Funds	Director

Eugene M. Friedman Director	Limited Brands Inc., Pathmark Stores, Inc., E-Credit.com, Inc., Outcome Sciences, Inc.	Director

	The Cross Country Group, Inc.	Advisory Board Member
(9)	Federated Investment Management Company (“Federated”) acts as subadviser to the Federated NVIT High Income Bond Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. The subadviser serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the Directors and Officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years:

Name and Position with		Position with Other
Federated	Other Company	Company
Mark D. Olson Trustee	Mark D. Olson & Company, L.L.C.	Principal

	Wilson, Halbrook & Bayard, P.A.	Partner
(10)	Gartmore Global Partners (“GGP”) acts as subadviser to the Gartmore NVIT Emerging Markets Fund, Gartmore NVIT Developing Markets Fund, Gartmore NVIT International Equity Fund, Gartmore NVIT Global Utilities Fund, NVIT Multi-Manager Small Company Fund and Gartmore NVIT Worldwide Leaders Fund, and as investment adviser to certain other clients. Except as stated below, the Directors and Officers of GGP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of GGP or its affiliates:

Name and Position with		Position with Other
Investment Adviser	Other Company	Company
Phil Wagstaff Member of the Management Committee	New Star Investment Funds Limited	Managing Director, UK Sales & Marketing

New Star (Multi-Currency Service) Limited
(11)	Goldman Sachs Asset Management, LP (“Goldman Sachs”) acts as subadviser to the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund. GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. Set forth below are the names, businesses and business address of certain managing directors of GSAM who are engaged in any other business, profession, vocation or employment of a substantive nature:

Name and Position with		Position with Other
Investment Adviser	Other Company	Company
John S. Weinberg Managing Director	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	Vice Chairman

Lloyd C. Blankfein	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	Chairman, Chief Executive Officer and Director

	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director
(12)	J.P. Morgan Investment Management, Inc. (“JPMIM”), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co. Incorporated, acts as subadviser to the JP Morgan NVIT Balanced Fund, NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies. Except as stated below the directors and executive officers of JPMIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of JPMIM or its affiliates:

Name and Position with		Position with Other
Investment Adviser	Other Company	Company
Joseph J. Bertini Chief Compliance Officer	AllianceBernstein, LP	VP and Counsel

John H. Hunt CEO Institutional Americas	Barclays Capital	Managing Director of Financial Institutions Investment Banking

(13)	Lehman Brothers Asset Management LLC (“Lehman Brothers”) acts as subadviser to the NVIT Core Plus Bond Fund. To the knowledge of the Registrant, the directors and officers of Lehman Brothers have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(14)	Morgan Stanley Investment Management, Inc. (“MSIM”) acts as subadviser to the NVIT Multi Sector Bond Fund and NVIT Multi-Manager Small Company Fund. The Directors and Officers of MSIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(15)	Morley Capital Management, Inc. (“MCM”) acts as subadviser to the NVIT Enhanced Income Fund. The Directors and Officers of MCM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(16)	Nationwide Asset Management, LLC (“NWAM”) acts as subadviser to the NVIT Core Bond Fund, NVIT Short Term Bond Fund, NVIT Government Bond Fund, NVIT Money Market Fund and NVIT Money Market Fund II. The directors and officers of NWAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(17)	Neuberger Berman Management Inc. (“Neuberger Berman”) acts as subadviser to the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Neuberger Berman NVIT Socially Responsible Fund and investment adviser or subadviser to a number of other registered investment companies. The Directors and Officers of Neuberger Berman have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(18)	NorthPointe Capital, LLC (“NorthPointe”) acts as subadviser to the NVIT Mid Cap Growth Fund. The Directors and Officers of NorthPointe have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(20)	OppenheimerFunds, Inc. (“Oppenheimer”) acts as subadviser to the NVIT Multi-Manager Small Cap Growth Fund. The Directors and Officers of Oppenheimer have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(21)	Putnam Investment Management, LLC (“Putnam”) acts as subadviser to the NVIT Multi-Manager Small Company Fund. To the knowledge of the Registrant, the directors and officers of Putnam have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(22)	RiverSource Investments, LLC (“RiverSource”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. RiverSource is an SEC-registered investment adviser that offers professional investment management services on a discretionary or non-discretionary basis and related services including trading, cash management and reporting. In addition to traditional investment management services, the services provided by RiverSource include asset-liability management, investment accounting, credit-analysis, and asset allocation services. To the knowledge of the Registrant, the directors and officers of RiverSource have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(23)	Thompson, Siegel & Walmsley LLC (“TS&W”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. To the knowledge of the Registrant, the directors and officers of TS&W have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(24)	Van Kampen Asset Management (“Van Kampen”) acts as subadviser to the Van Kampen NVIT Comstock Value Fund and Van Kampen NVIT Real Estate Fund. The Directors and Officers of Van Kampen have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(25)	Waddell & Reed Investment Management Company (“WRIMCO”) acts as subadviser to the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund. WRIMCO is not engaged in any business other than the provision of investment management services. The Directors and Officers of WRIMCO have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(26)	Wellington Management Company, LLP (“Wellington”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

(27)	Wells Capital Management, Inc. (“Wells Capital”) acts as subadviser to the NVIT Multi-Manager Large Cap Growth Fund. To the knowledge of the Registrant, the directors and officers of Wells Capital have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.
ITEM 27. PRINCIPAL UNDERWRITERS
(a)	Nationwide Fund Distributors LLC (“NFD”), the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Mutual Funds.

(b)	Herewith is the information required by the following table with respect to each director, officer or partner of NFD. The address for the persons listed below, except where otherwise noted, is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

Position with
Name:	Position with NFD:	Registrant:
Michael S. Spangler	Chairman and Director	President and Chief Executive Officer

Stephen T. Grugeon	Director	Executive Vice President

Position with
Name:	Position with NFD:	Registrant:
Michael C. Butler*	Director and President	Chief Distribution Officer and Vice President

Doff Meyer	Senior Vice President and Chief Marketing Officer	Chief Marketing and Vice President

Gordon Wright	Chief Compliance Officer	N/A

Eric E. Miller	Senior Vice President, General Counsel, and Assistant Secretary	Secretary

Lee T. Cummings	Senior Vice President	Assistant Secretary

Lorraine A. McCamley	Senior Vice President	N/A

Kathy Richards*	Secretary	N/A

Craig Stokarski	Financial Operations Principal, Treasurer	N/A

*	The address for Michael Butler and Kathy Richards is One Nationwide Plaza, Columbus, Ohio 43215.
(c)	Not applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219 Nationwide Variable Insurance Trust 1200 River Road, Suite 1000 Conshohocken, PA 19428

ITEM 29.	MANAGEMENT SERVICES Not applicable.

ITEM 30.	UNDERTAKINGS Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Variable Insurance Trust (a Delaware Statutory Trust) has duly caused this Post-Effective Amendment Nos. 124, 125 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken, and Commonwealth of Pennsylvania, on this 23rd day of January, 2009.

NATIONWIDE VARIABLE INSURANCE TRUST

By:	/s/ Allan J. Oster Allan J. Oster, Attorney-In-Fact for Registrant
PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 124, 125 TO THE REGISTRATION STATEMENT OF NATIONWIDE VARIABLE INSURANCE TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 23rd DAY OF JANUARY, 2009.
Signature & Title
Principal Executive Officer

/s/ Michael S. Spangler* Michael S. Spangler, President and Chief Executive Officer

Principal Accounting and Financial Officer

/s/ Joseph Finelli* Joseph Finelli, Treasurer and Chief Financial Officer

/s/ Charles E. Allen* Charles E. Allen, Trustee

/s/ Paula H.J. Cholmondeley* Paula H.J. Cholmondeley, Trustee

/s/ C. Brent Devore* C. Brent Devore, Trustee

/s/ Phyllis Kay Dryden* Phyllis Kay Dryden, Trustee

/s/ Barbara L. Hennigar* Barbara L. Hennigar, Trustee

/s/ Barbara I. Jacobs* Barbara I. Jacobs, Trustee

/s/ Douglas F. Kridler* Douglas F. Kridler, Trustee

/s/ David C. Wetmore* David C. Wetmore, Trustee and Chairman

*BY: :	/s/ Allan J. Oster Allan J. Oster, Attorney-In Fact

EXHIBIT LIST